Exhibit 10.32

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL

TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS

BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE

TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH FIVE ASTERISKS (*****).

COKE SALE AND FEED WATER PROCESSING AGREEMENT

By and Between

United States Steel Corporation

and

Gateway Energy & Coke Company, LLC

Dated February 28, 2008

COKE SALE AND FEED WATER PROCESSING AGREEMENT

THIS COKE SALE AND FEED WATER PROCESSING AGREEMENT dated as of February 28, 2008 (the “Effective Date”) is made by and between Gateway Energy & Coke Company, LLC, a Delaware limited liability company with offices at Parkside Plaza, 11400 Parkside Drive, Knoxville TN 37934 (“Provider”) and United States Steel Corporation, a Delaware corporation with offices at 600 Grant Street, Pittsburgh, Pennsylvania 15219-2800 (“Off-Taker”).

For good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the Parties, intending to be legally bound, agree as follows:

ARTICLE I

DEFINITIONS; BASIC OBLIGATIONS OF THE PARTIES

1.1 Definitions. The definitions of certain capitalized terms used in this Agreement are contained in the attached Appendix A.

1.2 Basic Obligations of the Parties - Coke. Subject to the terms, conditions and requirements of this Agreement:

(a) Initial Operating Period. During the Initial Operating Period (i) Provider shall deliver to Off-Taker and Off-Taker shall accept all Conforming Coke Tonnage, and (ii) Off-Taker shall accept any Nonconforming Coke Tonnage delivered by Provider as set forth in Section 5.1(d). The purchase price in respect of Conforming Coke Tonnage is the Coke Price, and in respect of such Nonconforming Coke Tonnage is the applicable price set forth in Section 5.1(d)(iii). Provider will also provide to Off-Taker on the first business day of each Week a nonbinding projection of (x) the duration of the Initial Operating Period, (y) Coke production for such Week, and (z) Coke production for each subsequent Week remaining in the Initial Operating Period.

(b) Remaining Term. Following the Initial Operating Period and throughout the balance of the Term and, as applicable, the Option Term, Provider shall (i) deliver to Off-Taker, and Off-Taker shall accept, all Conforming Coke Tonnage in accordance with the Coke Supply and Purchase Obligation; and (ii) Off-Taker shall accept any Nonconforming Coke Tonnage that is accepted by Off-Taker pursuant to Section 5.1(d)(iii). The purchase price in respect of Conforming Coke Tonnage is the Coke Price, and in respect of such Nonconforming Coke Tonnage is the applicable price set forth in Section 5.1(d)(iii).

1.3 Basic Obligations of the Parties - Feed Water Processing. Subject to the terms, conditions and requirements of this Agreement, throughout the Term and, as applicable, the Option Term Provider shall process Conforming Feed Water (delivered by Off-Taker to Provider at the Feed Water Delivery Point) into Steam on behalf of Off-Taker and Off-Taker shall accept such Steam at the Steam Delivery Point. Following the Initial Operating Period, such Steam deliveries shall be in accordance with the Minimum Steam Supply Obligation. In consideration thereof, Off-Taker shall pay to Provider the sum of (i) Monthly Feed Water Processing Fee based upon the quantity of Conforming Steam delivered to the Steam Delivery Point (provided such quantity of Conforming Steam is at or above the Minimum Steam Supply Obligation) less, as applicable, (ii) any credit in respect of Provider’s failure to meet the Minimum Steam Supply Obligation as particularly set forth in Section 6.9(d).

1.4 Guarantee of Provider’s Obligations. The obligations of Provider and any permitted assignee or transferee under this Agreement shall be guaranteed by SunCoke Energy, Inc. and Sun Coal and Coke Company pursuant to a guaranty in the form of Schedule 1.4 that Provider shall cause SunCoke Energy, Inc. and Sun Coal and Coke Company to execute and deliver to Off-Taker at the time of the execution and delivery of this Agreement.

1.5 Financial Statements and Related Information. During the Term and, as applicable, the Option Term and any Renewal Term, for so long as Off-Taker is required to consolidate the financial statements of Provider with the financial statements of Off-Taker as reasonably determined by Off-Taker in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) (such consolidation requirement being referred to hereafter as the “Consolidation”), Provider shall: (a) no later than the beginning of the fifth (5th) business day following the end of each Month, or sooner if available, provide to Off-Taker the preliminary income statement and balance sheet of Provider for such Month, and no later than the end of the fifth (5th) business day following the end of each Month, provide to Off-Taker an updated income statement and balance sheet of Provider for such month, each prepared in accordance with U.S. GAAP, consistently applied; (b) promptly provide Off-Taker with an updated income statement and balance sheet if any changes are made, as applicable, to such income statement or balance sheet of Provider following the end of such Month; (c) no later than fifteen (15) business days following the end of each calendar quarter transpiring during the Term and Option Term during which Consolidation is required, provide to Off-Taker financial information for such quarter, including a final balance sheet and the related statement of income and cash flows, each prepared in accordance with U.S. GAAP, consistently applied; (d) no later than one hundred and twenty (120) days following the end of each fiscal year, provide to Off-Taker audited financial statements and footnotes of Provider, including a balance sheet and the related statements of income and cash flows, each prepared in accordance with U.S. GAAP, consistently applied, and reported on by an independent registered public accounting firm; (e) promptly after receipt of a request from Off-Taker, provide Off-Taker with such financial or other information as Off-Taker may reasonably request in order to enable Off-Taker to complete the Consolidation; (f) promptly after receipt of a request from Off-Taker, provide Off-Taker with such financial or other information as Off-Taker may reasonably request in connection with Off-Taker’s quarterly and annual planning process, including annual business plan information no later than seventy five (75) calendar days prior to end of the prior year; (g) promptly after receipt of a request from Off-Taker, provide Off-Taker with such financial or other information as Off-Taker may reasonably request in order to enable Off-Taker to prepare the reports which Off-Taker is obligated to file with the Securities and Exchange Commission; (h) allow Off-Taker and its employees and designated agents, at all reasonable times during normal business hours, to audit, examine and make copies or extracts from the books of account records, files and bank statements of Provider as Off-Taker may reasonably request in order to enable it to complete the Consolidation and, to the extent necessary for Off-Taker to meet its requirements under Section 404 of the Sarbanes-Oxley Act of 2002 (and any similar subsequent regulatory requirements), to assess the internal controls over financial reporting of Provider. The books and records of Provider shall be subject to retention policies that are reviewed and approved by Off-Taker. The financial information described in clauses (a), (b) and (c) above shall be accompanied by a certification signed by the Principal Accounting Officer of Provider stating that:

(i) To the best of such officer’s knowledge and belief, the financial information fairly presents, in all material respects, the financial condition, results of operations and, in the case of the financial information provided pursuant to clause (c), cash flows of Provider as of and for the period presented in the report;

(ii) Such officer is responsible for establishing and maintaining disclosure controls and procedures and internal control over financial reporting for Provider and has: (y) designed such disclosure controls and procedures to ensure that Material Information relating to Provider is made known to such officer by others within the entity, particularly during the period for which the report is being prepared; and (z) designed such internal controls over financial reporting to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial information in accordance with U.S. GAAP;

(iii) For the purposes of Off-Taker’s assessment of the materiality of misstatements in Off-Taker’s financial statements pursuant to SEC Staff Accounting Bulletin No. 99, all Material information has been provided to Off-Taker regarding all known unadjusted misstatements of financial data that has been submitted to Off-Taker. As used in this provision, the term “Material” shall mean any amount over $500,000;

(iv) Any significant deficiencies in the design or operation of internal controls that could adversely affect Provider’s ability to record, process, summarize and report financial data of which such officer is aware have been made know to Off-Taker; and

(v) Any fraud, whether or not material, that involves management or other employees who have a significant role in Provider’s internal controls of which such officer is aware has been made known to the Off-Taker.

1.6 Debt.

(a) Debt Limit. Subject to Sections 1.6(b), (e) and (d), except for Permitted Debt, Provider will not incur, assume or permit to exist any Debt as of the conclusion of each applicable quarter for so long as Off-Taker is required to consolidate the financial statements of Provider with the financial statements of Off-Taker in accordance with U.S. GAAP (the “Consolidation Period”). As used herein, the term “Debt” means debt consolidated on Provider’s financial statements under U. S. GAAP and all other liabilities, obligations and indebtedness of Provider to any Enterprise, of any kind or nature, now or hereafter owing, arising, due or payable, howsoever evidenced, created, incurred, acquired or owing, whether primary, secondary, direct, contingent, fixed or otherwise, in accordance with U.S. GAAP such as (i) all obligations of Provider for borrowed money or with respect to deposits or advances of any kind; (ii) all obligations of Provider evidenced by bonds, debentures, notes or other similar instruments; (iii) all obligations of Provider on which interest charges are customarily paid (other than obligations where interest is levied only on late or past due amounts); (iv) all obligations of Provider under conditional sale or other title retention agreements relating to property acquired by Provider; (v) all obligations of Provider in respect of the deferred purchase price of property or services; (vi) all debt of others secured by any mortgage, deed of trust, lien, pledge, hypothecation, encumbrance, charge or security interest in, on or of property owned or acquired by Provider, whether or not the debt secured thereby has been assumed where such debt is consolidated on Provider’s financial statements in accordance with U.S. GAAP; (vii) all guarantees by Provider of the debt of others; (viii) all obligations of Provider to pay rent or other amounts under any lease of, or other arrangement conveying the right to use, real or personal property or a combination thereof, which obligations are required under U.S. GAAP to be classified and accounted for as capital leases on the balance sheet of Provider; (ix) all obligations, contingent or otherwise, of Provider as an account party in respect of letters of credit and letters of guaranty; (x) all capital stock or other equity interests of Provider which are required to be redeemed or are redeemable at the option of the holder if certain events or conditions exist or occur; (xi) the aggregate amount advanced by buyers or lenders with respect to all receivables securitization programs or other type of accounts receivable financing transactions; and (xii) all obligations, contingent or otherwise, of Provider in respect of bankers acceptances. For the avoidance of doubt, Debt shall not include any debt incurred by any Enterprise holding a membership or other interest in Provider that is secured by any mortgage, deed of trust, lien, pledge, hypothecation, encumbrance, charge or security interest in, on or of property owned or acquired by such Enterprise including, without limitation, any membership interest of such Enterprise in Provider, unless Provider is required to consolidate such debt under U.S. GAAP on its financial statements as set forth in the audited financial statements and footnotes required in respect of Section 1.5(d) (which statements shall prevail for the purpose of determining the requirements of U.S. GAAP for such purpose).

(b) Permitted Debt. As used herein, the term “Permitted Debt” means (i) capital lease, as determined in accordance with U.S. GAAP, in an amount not to exceed ten million dollars ($10,000,000.00), in respect of the provision off-site by a third party contractor of Coal transportation, handling and blending services, and Coal Blend transportation services from off-site to the Plant, (ii) Gateway Encumbrances, (iii) debt in respect of Provider’s financing of Government Mandated Additional Capital Expenditures, up to the aggregate amount of Government Mandated Additional Capital Expenditures not to exceed the product of (x) 0.5 multiplied by (y) thirty two million five hundred thousand dollars ($32,500,000.00) multiplied by (z) the Cumulative Index Percentage as of the dates such Government Mandated Additional Capital Expenditures are incurred, but only to the extent such debt does not exceed Provider’s actual direct cost of such Government Mandated Additional Capital Expenditures, (iv) the following obligations incurred in the ordinary course of business: accounts payable (including Coal Costs), accrued liabilities, payroll and other benefit plan liabilities, and Provider’s obligation to decommission the Plant, and clean up and restore the Property as set forth in the Purchase Agreement, (v) Provider’s performance and payment obligations to Off-Taker (including payments tendered as credits) in respect of this Agreement, (vi) debt obligations of Provider to Off-Taker in respect of the Purchase Agreement; and (vii) notwithstanding any other provision of this Section 1.6, other debt that does not exceed thirty million dollars ($30,000,000.00) in the aggregate.

(c) Change in U.S. GAAP. In the event of a change in U.S. GAAP subsequent to the Effective Date that requires Off-Taker to consolidate any debt incurred by Provider or any Enterprise holding a membership interest in Provider from a transaction, contract or relationship that existed prior to the change in U.S. GAAP, that is secured by any mortgage, deed of trust, lien, pledge, hypothecation, encumbrance, charge or security interest in, on or of property owned or acquired by such Enterprise, including, without limitation, any membership or other interest of such Enterprise in Provider with its financial statements based upon the audited financial statements and footnotes required in respect of Section 1.5(d) (which statements shall prevail for the purpose of determining the requirements of U.S. GAAP for such purpose), such consolidation shall not constitute a Provider Default, and the Parties shall reasonably cooperate with each other in mitigating the effects of such consolidation. Provided, however, neither Provider nor any of its Affiliates shall be obligated to make any expenditure in respect of curing or otherwise mitigating such effects. Notwithstanding this Section 1.6(c), transactions, contracts or relationships entered into by Provider or any Enterprise holding a membership interest in Provider subsequent to a change in U.S. GAAP will be subject to the debt limit set forth in Section 1.6(a) according to U.S. GAAP as of the time the transaction, contract or relationship is entered into.

(d) Unaffiliated Enterprises. In the event a unilateral action, or series of actions, taken by an unaffiliated Enterprise that changes how an existing relationship with Provider is accounted for in accordance with U.S. GAAP based upon the audited financial statements and footnotes required in respect of Section 1.5(d) (which statements shall prevail for the purpose of determining the requirements of U.S. GAAP), that now requires Provider to consolidate any debt of the unaffiliated Enterprise, then such action shall not constitute a Provider Default, and the Parties shall reasonably cooperate in mitigating the effects of such consolidation, Provided, however, neither Provider nor any of its Affiliates shall be obligated to make any expenditure in respect of curing or otherwise mitigating such effects.

1.7 Transfer of Ownership Interest.

(a) Prohibited Transfers. Notwithstanding any other provision in this Agreement, and subject to the requirements of Section 1.8, Provider shall not transfer any interest in Provider, nor shall Provider’s Affiliates (as applicable) transfer any membership or other interest in Provider, in whole or in part, to any Enterprise, including any Affiliate of a Party (collectively, a “Transfer”), without the Written consent of Off-Taker, which consent may be withheld by Off-Taker in its sole and absolute discretion, unless such proposed Transfer is a Permitted Transfer.

(b) Permitted Transfers. As used herein, a “Permitted Transfer” is a Transfer whereby:

(i) Sunoco or any of its wholly owned Affiliates will retain a combined ownership share of at least thirty percent (30%) in (y) Provider, or (z) Sun Coal & Coke Company and SunCoke Energy, Inc., or any successor(s) thereof (collectively, “Sun Coke”) (provided, however, that in such event Provider remains wholly owned by Sun Coke and/or Sun Coke’s wholly owned affiliates); or

(ii) As of the date of such Transfer, and thereafter for the remaining balance of the Term and, as applicable, the Option Term and any Renewal Term, the (y) respective owner’s equity of Provider and Sun Coke is a least One Hundred Million Dollars ($100,000,000) each, in each case based upon current audited financial statements prepared annually in accordance with U.S. GAAP (the “Minimum Owner’s Equity”); and (z) the proposed Transferee provides Off-Taker with reasonable assurances that it or its designee will be able to fulfill its obligations in respect of this Agreement. Provider shall deliver or, as applicable, shall cause Sun Coke to deliver, true and correct copies of such audited financial statements to Off-Taker not less than ten (10) calendar days prior to such Transfer and annually thereafter within ten (10) calendar days following the receipt thereof by Provider and Sun Coke.

Provided, however, and notwithstanding subparts (i) and (ii) hereof, as of the date of such proposed Transfer, and thereafter for the remaining balance of the Term and, as applicable, the Option Term and any Renewal Term, a proposed Transfer will not be deemed to be a Permitted Transfer if either (y) such Transfer could reasonably be expected to diminish in a material manner the benefits and rights of Off-Taker under this Agreement, including without limitation the benefits with respect to the Section 48B Credit under Section 3.1(b)(iii) or the Section 45 Credits under Section 3.5, or (z) the proposed Transferee or an affiliate(s) of the proposed Transferee is a company engaged in the production of steel or the processing of steel into intermediate steel products for resale to manufacturers of end products or to wholesale distributors, where the gross revenue in respect of such proposed Transferee or its affiliate(s) in such steel production or processing business applicable to North American sales is more than one billion dollars ($1,000,000,000.00) annually (hereinafter such company is referred to as a “Competitor”), provided however, such proposed Transfer shall not be deemed to be a Transfer to an affiliate of a Competitor if the Transfer is to an affiliate that is a passive investor in a Competitor, so long as such passive investment is, and continues to be, limited to not more than five percent (5%) of the ownership interests of such entity.

(c) Default and Cure Obligations. Provider acknowledges that any Transfer that is not a Permitted Transfer shall constitute a material default of this Agreement. In the event such a default by Provider or Sun Coke (hereinafter individually referred to as “Owner” and collectively referred to as “Owners”) is in respect of the Minimum Owner’s Equity obligation, then the Owner(s) in default shall be obligated cure such default by either delivering to Off-Taker, within ninety (90) days following its receipt of any such non-conforming audited financial statement(s), either (i) supplemental audited financial statement(s), prepared in accordance with U.S. GAAP, which demonstrate that the total owner’s equity of such Owner(s) is at least the Minimum Owner’s Equity, or (ii) irrevocable letter(s) of credit in favor of Off-Taker issued by a Qualified Bank in an amount equal to the difference (rounded up to the nearest five million dollars ($5,000,000.00) between (y) the Minimum Owner’s Equity and (z) the total owner’s equity of such Owner(s) as determined by the applicable current audited financial statement(s) prepared in accordance with U.S. GAAP, until Provider delivers or, as applicable, causes Sun Coke to deliver to Off Taker a current audited financial statement (prepared in accordance with U.S. GAAP) which demonstrates that the total owner’s equity of such Owner(s) is at least the Minimum Owner’s Equity. Such irrevocable letter(s) of credit shall be immediately payable at the option of and upon first demand by the Off-Taker on and at any time after the occurrence a Provider Default that is not cured during the applicable cure period set forth in Section 10.2. In the event such a Provider Default diminishes any of the benefits of Off-Taker under this Agreement, including without limitation such benefits with respect to the Section 48B Credit under Section 3.1(b)(iii) or the Section 45 Credits under Section 3.5, Provider shall cure or, as applicable, shall cause Sun Coke to cure such default by fully mitigating the economic harm to

Off-Taker arising from such Transfer within thirty (30) calendar days following its discovery thereof or its receipt of written, notice thereof from Off-Taker (which notice shall reasonably describe such diminishment and the basis of its determination).

1.8 Single Purpose Entity. Provider represents and warrants that it now is, and agrees that during the Term and, as applicable, the Option Term it shall remain, a single purpose entity and that its business activities will be limited in scope to (i) constructing, owning, developing, operating and maintaining the Plant, (ii) holding those assets comprising and relating to the Plant, and (iii) entering into, performing, and enforcing and, as applicable, receiving consideration in respect of this Agreement and the related agreements for the transaction contemplated hereby (including the Purchase Agreement, construction, engineering and procurement agreements for the Plant, Coal supply agreements, agreements relating to the transportation, blending, testing, sampling of Coals, and such other agreements as are reasonably required to effectuate this transaction).

1.9 Equitable Relief. The Parties acknowledge that Off Taker will be irreparably harmed if the provisions of Sections 1.6, 1.7 and 1.8 are breached, Accordingly, Off Taker will be entitled to appropriate measures, including preliminary and permanent injunctive relief and (as applicable) specific performance, to prevent breaches of those Sections and to enforce those Sections, and in connection therewith will not be required to post a bond or other form of security as a condition of obtaining any temporary, preliminary or interim equitable relief (including without limitation, injunctive relief).

1.10 Emission Credits. The Parties acknowledge that Off-Taker has applied to the Illinois Environmental Protection Agency (“TEPA”) for certain emission credits in respect of sulfur dioxide, oxides of nitrogen and particulates (collectively, “Credits”), and that upon the approval thereof by IEPA, a portion or the entirety of such Credits (as applicable) will be provided to and used by Provider, without additional consideration, so that Provider will comply with certain emission limits set forth in its “Permit to Install” in respect of the Plant (the “Installation Permit”). Accordingly, Off-Taker will make available to Provider all or a portion of such Credits, depending upon the number of such Credits that are approved by the IEPA and that are required for use by Provider, so that Provider is able to operate the Plant in accordance with such Installation Permit. As of the Effective Date, the Parties estimate that approximately two hundred thirty (230) tons of such SO2 Credits will be retained by Off-Taker. Such Credits will be provided by Off-Taker to Provider promptly upon the approval thereof by the I KPA. Provided, however, (i) in no event will Off-Taker be required to make available to Provider more Credits than are approved by the TFPA in the Off-Taker’s application for Credits, and (ii) in the event the IEPA provides Off-Taker with more Credits than are required by Provider to operate the Plant in accordance with the Installation Permit, the excess Credits will be retained by Off-Taker. For the avoidance of doubt, the Parties acknowledge that Off-Taker will not be required to provide Provider with any such excess Credits in connection with any proposed amendment by Provider of the Installation Permit following its original issuance.

1.11 Tie-In Points. The Parties acknowledge that they have established tie-in points between the Plant and the Mill, and that such tie-in points are specifically set forth in Schedule 1.11. Neither Party shall alter the location and design basis of such tie-in points without the written consent of the other Party, which consent shall not be unreasonably be withheld.

1.12 Intention of the Parties. This Agreement shall be for the sole purpose of the supply and provision by Provider to Off-Taker of the products and services set forth herein, and shall not be construed to be for any other purpose including, without limitation (but subject to Section 1.4), guaranteeing or assuring the indebtedness of any other Party.

ARTICLE II

TERM

2.1 Term. The term of this Agreement (“Term”) shall commence on the Effective Date and, subject to earlier termination in accordance with this Agreement, shall continue in effect for fifteen (15) Contract Years.

2.2 Extension.

(a) Renewal Term. If Off-Taker provides Provider with a written request to renew this Agreement (the “Renewal Notice”) at least twenty four (24) Months prior to the end of the Term or, as applicable, the Option Term, then Off-Taker and Provider shall negotiate in good faith the terms and conditions (including without limitation, the Coke Price, the Monthly Feed Water Processing Fee and the term of any such renewal) upon which Provider will, following the Term or, as applicable, the Option Term, (i) deliver and sell Conforming Coke to Off-Taker and (ii) process Conforming Feed Water provided by Off-Taker to Provider into Conforming Steam on behalf of Off-Taker. Should Off-Taker not deliver to Provider the Renewal Notice in the required manner, or should the Parties be unable to reach agreement on the terms and conditions for renewing this Agreement within twelve (12) Months after the Renewal Notice is delivered by Off-Taker, then neither Party shall be under any obligation to renew or negotiate the renewal of this Agreement.

(b) Option Term. Provided the Parties have not renewed the Agreement pursuant to Section 2.2(a), if Off-Taker is not in default of this Agreement and provides Provider with a written request to renew this Agreement (the “Option Notice”) at least twelve (12) Months prior to the end of the Term, then Off-Taker shall have the option to renew this Agreement for an additional five (5) Years upon receipt of such Option Notice. Provided, in the event the Actual O&M Component in respect of the thirteenth and fourteenth Contract Years of the Term is, on average, greater than the applicable average O&M Component Limit for such Contract Years, then the O&M Component Limit as of the commencement of such renewal term shall be the product of (i) the average of the (y) Actual O&M Component for the thirteenth Contract Year of the Term multiplied by the sum of one (1) plus the Annual Index Percentage for such Contract Year and (z) Actual O&M Component for the fourteenth Contract Year of the Term, which average amount shall then be multiplied by (ii) the sum of one (1) plus the Annual Index Percentage for the fifteenth Contract Year of the Term. Should Off-Taker not deliver to Provider the Option Notice in the required manner, then neither Party shall be under any obligation to renew this Agreement pursuant to this Section 2.2(b).

ARTICLE III

COKE PRICE, FEED WATER PROCESSING FEE, TAXES AND PAYMENT TERMS

3.1 Coke Price.

(a) Components. During the Initial Operating Period and the Initial Year, the Coke Price is the sum of (w) the Fixed Price Component, (x) the O&M Component set forth in Section 3.1(e)(i), (y) the Insurance Component, and (z) the Coal Cost Component, During each Contract Year, the Coke Price is the sum of (A) the Fixed Price Component, (B) subject to Section 3.1(c)(x), the O&M Component as determined in accordance with Sections 3.1(c)(ii-ix), (C) the Insurance Component, and (D) the Coal Cost Component. Provided, however, if the Initial Year commences on or before April 30th, then the Initial Year shall be the first Contract Year.

(b) Fixed Price Component.

(i) Subject to Section 3.1(b)(ii) and (iii) the Fixed Price Component, which is not subject to any escalation during the Term or, as applicable, the Option Term, is ***** dollars ***** ($*****) per Ton of Coke.

(ii) The Fixed Price Component will be adjusted as of the effective date of any change in law that repeals or reduces the amount of the Section 199 production activities deduction under the Internal Revenue Code of 1986 (the “Code”), or which limits the benefit-or availability of such deduction, in either case with respect to income arising from the sale of Coke or the processing of Feed Water under this Agreement. In the event of such a repeal, the adjustment to the Fixed Price Component (the “Adjusted Fixed Price Component”), as of the effective date and the remaining portion of the Year during which such effective date transpires, and as respects the applicable remaining Years of the Term following such Year (collectively, the “Adjustment Period”), is set forth in Schedule 3.1(b)(ii). Provided, however, if such deduction is reduced, then the Fixed Price Component in respect of the Adjustment Period will be proportionately adjusted based upon the following formula:

*****

(iii) The Parties acknowledge that (i) Provider has entered into a Closing Agreement with the Internal Revenue Service, a true and correct copy of which is attached and incorporated herewith as Exhibit “A” (the “Tax Credit Agreement”), pertaining to a tax credit under Section 48B (the “Section 48B Credit”) of the Code in respect of the Plant and its operations; (ii) the amount of such Section 48B Credit is ***** dollars ($*****) (the “Section 48B Credit Amount”); (iii) ***** percent (*****%) of the value of such Section 48B Credit has been allocated to Off-Taker pursuant to a discount in the Fixed Price Component in the amount of ***** dollars ***** ($*****) per Ton of Coke; and (iv) such Section 48B Credit is subject to forfeiture or reduction as particularly set forth in the Tax Credit Agreement. Accordingly, in the event that such Section 48B Credit is forfeited or reduced based upon the grounds set forth in the Tax Credit Agreement, then the Fixed Price Component per Ton of Coke will be increased, as of the commencement of Month following the date on which the Internal Revenue Service assesses such forfeiture or reduction (the “Assessment Date”), by the amount of ***** dollars ***** ($*****) per Ton of Coke multiplied by a fraction (expressed as a percentage), (y) the numerator of which is the amount, as applicable, of the forfeiture or reduction in the Section 48B Credit, and (z) the denominator of which is $***** (the “Section 48B Credit Adjustment Percentage”). In addition, Off-Taker shall pay to Provider a lump sum equal to the (y) product of the (A) the Section 48B Credit Amount of ***** dollars ***** ($*****), multiplied by (B) the Section 48B Credit Adjustment Percentage, further multiplied by (C) the Tons of Coke delivered and accepted by Off-Taker from the commencement of the Initial Operating Period through the Assessment Date (provided, Coke wrongfully rejected by Off-Taker will be deemed for this purpose to have been accepted by Off-Taker) (the “Applicable Coke Tonnage”), plus (z) interest in respect of the product of (x) ***** dollars ***** ($*****) multiplied by (y) the Section 48B Credit Adjustment Percentage, and further multiplied by (z) the Applicable Coke Tonnage at the actual underpayment rate paid by Sunoco for the applicable quarter as set forth in section 6621 of the Code or the successor provision; computed on a quarterly basis from the effective date of such forfeiture or reduction through the Assessment Date. A hypothetical calculation in respect of the foregoing, including the calculation of such interest, is set forth in Schedule 3.1(b)(iii)). Provider shall provide Off-Taker with prompt written notification of such forfeiture or reduction, which shall include the basis for calculating such lump sum amount through the Assessment Date. Provided, however, if the Parties agree to challenge any such proposed forfeiture or reduction of the Section 48B Credit, then costs and charges associated with any such challenge (including, without limitation, attorneys’ and consultants’ fees) shall be borne equally by Provider and Off-Taker.

(c) O&M Component.

(i) The O&M Component, in respect of the Initial Operating Period and the Initial Year (the “Initial O&M Component”), is the product of (i) $***** per Ton of Coke multiplied by (ii) the adjustment factor set forth in Schedule 3.1(c)(i). Provided, however, if the Initial Year commences on or before April 30th, then the O&M Component for such Initial Year shall be determined in the manner set forth in Sections 3.1(c)(ii) - (ix).

(ii) At least ninety (90) calendar days prior to the commencement of each Contract Year, Provider will deliver to Off-Taker a good faith forecast (the “Forecast”) that sets forth in reasonable detail the projected O&M Expenses for the next ensuing Contract Year, which shall include sufficient supporting information for Off-Taker to reasonably verify the Forecast. Provider will also provide with the Forecast a projection of the expected production and Coke Price for the current Contract Year. Such Forecast shall be based upon (A) historic operations and maintenance history at other comparable domestic coke making facilities that utilize SunCoke Energy, Inc.’s proprietary heat recovery coke making technology as such history applies to the Plant; (B) historic operations and maintenance history at the Plant; (C) subject to Article VIII and Section 3.3(b), compliance with Governmental Requirements in respect of the Plant; (D) Targeted Coke Production in respect of the Coal Blend(s) to be utilized during such Contract Year; (E) labor expenses; (F) Prudent Operating and Maintenance Practices reasonably required to maintain the Plant in reasonable operating condition considering the age of the Plant, its originally projected useful life of thirty (30) years, and Provider’s obligations under this Agreement (including, without limitation, the Steam and Coke production and the quality requirements set forth in this Agreement); (G) reasonable contingency amounts; (H) the amount of activated carbon or comparable product reasonably required to comply with the minimum mercury removal requirement set forth in the Installation Permit; and (1) other conditions specific to the Plant and Provider’s performance hereunder (collectively, the “Guidelines”). Such Forecast shall not exceed the applicable O&M Component Limit. Provider shall deliver such Forecast to Off-Taker for approval by it, which approval will not be unreasonably withheld (as set forth in Section 3.1(c)(iii)). Provided, however, for the first Contract Year, (i) such Forecast shall be delivered to Off-Taker not less than one hundred-Eighty (180) days prior to the commencement of such first Contract Year, which if such year commences prior to April 30th will be the first Contract Year; and (ii) if Provider has reason to believe that the Initial Year will commence on or before April 30th, then Provider shall prepare a Forecast for such Year and such Forecast shall be pro-rated for the balance of such Year (provided such Year turns out to be the first Contract Year) following the expiration of the Initial Operating Period (namely, the O&M Expenses set forth in the Forecast shall, unless otherwise indicated in such Forecast, be multiplied by a fraction, the numerator of which is number of days transpiring during the applicable balance of such Initial Year, and the denominator of which is the number of days transpiring during such Initial Year). In addition to the Forecast, Provider shall also prepare and provide to Off-Taker an estimate of the anticipated Pass-Through Expenses.

(iii) Within fifteen (15) calendar days following Provider’s delivery of each such Forecast to Off-Taker, Provider and Off-Taker shall confer in good faith for the purpose of reviewing and approving such Forecast. Upon approval of such Forecast in Writing by the Off-Taker, the Forecast shall be the approved O&M Expenses for the Contract Year for which the applicable Forecast was prepared and approved. If, within thirty (30) days after Provider’s delivery of each such Forecast to Off-Taker, the Parties do not agree up-on such Forecast, then Off-Taker shall promptly deliver to Provider (no later than ten (10) calendar days following the expiration of such thirty (30) day period) Written notice of its disapproval of such Forecast. Such disapproval shall set forth the specific grounds therefore including, without limitation, any alleged inconsistency thereof with the Guidelines, and any such dispute may be referred by either Party to the dispute resolution procedures set forth in Article XI. Provided, however, pending such resolution, (1) the O&M Expenses in respect of the preceding Contract Year plus the product of (y) the O&M Expenses in respect of the preceding Contract Year multiplied by (z) the available Annual Index Percentage for the most recent twelve Month period preceding such Contract Year (collectively, the “Presumed O&M Expenses”), shall be the basis for the O&M Expenses for the period during which such dispute is pending, and (ii) if, following the conclusion of the dispute resolution procedures under Article XI, it is determined that the O&M Expenses approved pursuant to such arbitration are greater or less than the Presumed O&M Expenses, then Off-Taker or, as applicable, Provider shall pay to the other Party the product of such difference between (i) the (y) Presumed O&M Expenses for the applicable Contract Year or, as applicable, in respect of the Initial Year (calculated on a per Ton of Coke basis), and (z) the O&M Expenses approved pursuant to such arbitration (calculated on a per Ton of Coke basis), multiplied by (ii) the Coke Tonnage sold by Provider to Off-Taker based upon such Presumed O&M Expenses, plus (unless otherwise agreed upon by the Parties) interest accrued thereon at the Interest Rate. Such payment shall be, as applicable, added to or credited against the amount otherwise payable by Off-Taker to Provider in accordance with Monthly invoice immediately following any such award.

(iv) The Forecasted O&M Component for each Contract Year will be determined in accordance with the following formula:

Forecasted O&M Component = O&M Expenses set forth in the approved Forecast, or as applicable, Presumed O&M Expenses for the applicable Contract Year ÷ Targeted Coke Production in respect of the Coal Blend(s) to be utilized during the applicable Contract Year.

Provided, however, the Forecasted O&M Component shall in no event exceed the product of (i) ***** dollars ($*****) multiplied by the adjustment factor set forth in Schedule 3.1(c)(iv) (the “O&M Component Limit”).

(v) Provider shall, in good faith, endeavor to operate and maintain the Plant in accordance with Prudent Operating and Maintenance Practices and in accordance with the Forecasted O&M Component for the applicable Contract Year. Subject to the foregoing, within sixty (60) calendar days following the conclusion of each Contract Year, Provider will submit to Off-Taker a Written report that summarizes Actual O&M Component for such Contract Year as determined in accordance with the following formula:

Actual O&M Component = actual O&M Expenses in respect of the applicable Contract Year ÷ (the greater of (y) the sum of their Actual Coke Tonnage produced and Affiliate Supplied Coke delivered during such Contract Year or (z) ***** percent (*****%) of the Targeted Coke Production for the Coal Blend during such Contract Year).

Actual O&M Expenses shall not include (t) costs in respect any capital improvement as determined in accordance with U.S. GAAP including, without limitation, Government Mandated Additional Capital Expenditures, (u) Pass-Through Expenses (including, without limitation, Government Mandated Additional Expenses), (v) Insurance Costs, (w) subject to Section 8.1(c), penalties or fines imposed by any Governmental Authority arising out of the acts or omissions of Provider unless caused by acts or omissions of Off-Taker, (x) Additional Direct Costs, (y) payments, costs and expenses of Provider’s in defending and indemnifying Off-Taker arising out of any easement granted by Off-Taker to Provider in relation to the Plant, and (z) any costs or expenses that are not otherwise O&M Expenses.

(vi) Where, subject to the O&M Component Limit, the Actual O&M Component in respect of a Contract Year is less than the Forecasted O&M Component for such Contract Year, Provider shall credit Off-Taker an amount equal to the product of:

***** multiplied by [(the Forecasted O&M Component minus the Actual O&M Component for the applicable Contract Year) minus $*****] multiplied by the greater of (y) the sum of the Actual Coke Tonnage produced and Affiliate

Supplied Coke delivered during such Contract Year or (z) ***** percent (*****%) of the Targeted Coke Production for the Coal Blend during such Contract Year.

(vii) Where, subject to the O&M Component Limit, the Actual O&M Component in respect of a Contract Year exceeds the Forecasted O&M Component for such Contract Year, Off-Taker shall pay Provider an amount equal to the product of:

***** multiplied by [the Actual O&M Component minus the Forecasted O&M Component for the applicable Contract Year] multiplied by the lesser of the sum (y) of the Actual Coke Tonnage produced and Affiliate Supplied Coke delivered during such Contract Year or (z) ***** percent (*****%) of the Targeted Coke Production for the Coal Blend during such Contract Year.

(viii) In no case shall the Actual O&M Component in respect of a Contract Year exceed the O&M Component Limit for such Contract Year, and any such exceedance in respect of each calendar quarter transpiring during a Contract Year shall, subject to Section 3.1(c)(x), be at the sole cost and expense of Provider.

(ix) For each calendar quarter transpiring during each respective Contract Year, in order to minimize the annual adjustment made pursuant to Sections 3.1(c)(vi), (vii) and (viii) Provider will provide Off-Taker, within thirty (30) days from the end of each such quarter, with a Written update in respect of Actual O&M Expenses for each such quarter. If, subject to the O&M Component Limit, the Actual O&M Component is greater than the Forecasted O&M Component, then ***** percent (*****%) of the difference multiplied by the Coke Tonnage delivered and invoiced by Provider to Off-Taker during such quarter shall be added to amounts otherwise payable in accordance with the Monthly invoice in respect of the Month following such Written update. If, however, the Actual O&M Component is less than the Forecasted O&M Component, then ***** percent (*****%) of such difference in excess of ***** dollar ($*****) multiplied by the Coke Tonnage delivered and invoiced by Provider to Off-Taker during such quarter shall be credited to amounts otherwise payable in accordance with the Monthly invoice in respect of the Month following such Written update.

(x) After taking into account the quarterly payments or credits made in accordance with Section 3.1(c)(ix), the net credit (as set forth in Section 3.1(c)(vi)) or the net payment (as set forth in Section 3.1(c)(vii)) in respect of each Contract Year shall, subject to the O&M Component Limit, as applicable, be added to or deducted from the amounts otherwise payable in accordance with the Monthly invoice in respect of the second Month following the end of the applicable Contract Year. Provider will provide Off-Taker with a Written report that sets forth the basis of determining such payment or, as applicable, credit, which shall be subject to reasonable verification by Off-Taker.

(xi) Examples (in spreadsheet format) as respects the basis for calculating such payments or credits in accordance with Section. 3.1(c)(vi) - (x) are set forth in Schedule 3.1(c)(xi)

(d) Insurance Component.

(i) The Insurance Component is the product of (i) $***** per Ton of Coke multiplied by (ii) the percentage change in the published Producer Price Index from the Reference Month through, as applicable, the end of the last calendar quarter prior to commencement (as applicable) of the Initial Operating Period, the Initial Year and each Contract Year (the “Insurance Inflation Adjustment”). The Insurance Component is intended to cover (i) the costs of all premiums or, as applicable, allocations, in respect of required and commercially reasonable insurance coverages for the Plant, Plant operations, and employees of Provider (collectively, the “Insurance Costs”); and (ii) subject to Section 3.1(d)(iii), all insurable damages and losses, and all deductible amounts. It is recognized by both Parties that all insurable damages and losses, and all deductible amounts are to be paid by Provider except for the limitation identified in Section 3.1(d)(iii).

(ii) Provider shall maintain insurance coverages meeting or exceeding the minimums set forth in Schedule 3.3(b), which coverages shall be subject to the maximum deductible amounts set forth in such schedule. Provided, however, in the event such coverages (including deductibles) are not generally available at commercially reasonable premiums due to a material change in the insurance market then, within thirty (30) calendar days following the delivery of Written notice by Provider to Off-Taker of such circumstance, the Parties shall promptly confer in good faith for the purpose of determining, as applicable, a commercially reasonable adjustment in respect of the Insurance Costs and/or, as applicable, the conditions of coverage. If the Parties cannot reach agreement as respects such’ adjustment(s) within thirty (30) calendar days thereafter, then such dispute shall be resolved in accordance with Article XI, except that the mediation provisions of such Article shall not apply.

(iii) If the amount of any insured property losses or damages in respect of any single event or occurrence does not exceed the product of (i) seventy five thousand dollars ($75,000.00) multiplied by (ii) the Insurance Inflation Adjustment, then the amount of such property damages or losses shall be O&M Expense(s).

(e) Coal Cost Component.

(i) The Coal Cost Component in respect of each applicable Month is determined as follows:

(A) The Monthly Coal Blend Tonnage is product of the Actual Coke Tonnage for such applicable Month divided by the Guaranteed Coke Yield Percentage.

(B) The Monthly Adjusted Coal Blend Tonnage is the product of the Monthly Coal Blend Tonnage divided by ***** (based upon presumed Coal handling and inventory losses of *****%).

(C) The Monthly Moisture Adjusted Coal Blend Tonnage is ***** for such applicable Month determined on a ***** basis that accounts for such moisture on a fixed ***** percent (*****%) basis, as determined in accordance with the following formula:

Monthly Moisture Adjusted Coal Blend Tonnage = Actual Coal Blend Tonnage x [(1-the actual moisture content ***** of such Actual Coal Blend Tonnage) ÷ *****]

(D) The Coal Cost per Ton of Coal is the Coal Costs in respect of such applicable Month (as determined in accordance with Section 3.1(e)(iii)) divided by the applicable Monthly Moisture Adjusted Coal Blend Tonnage.

(E) The Coal Cost Component for the applicable Month is the product of (y) the Monthly Adjusted Coal Blend Tonnage multiplied by the Coal Cost per Ton. of Coal, divided by (z) the Actual Coke Tonnage for such applicable Month.

(ii) The Guaranteed Coke Yield Percentage is to be determined each Month in accordance with the following formula:

Blast furnace coke “dry” yield equals *****% less the sum of (i) the actual percentage of dry basis volatile matter content in the Coal Blend (based upon Monthly composite results of such volatile matter content); (ii) a ***** percent (*****%) allowance for Breeze; and (iii) a ***** percent (*****%) allowance for net operating losses in the coking process.

(iii) Coal Costs per Ton of Coal in respect of each Month will be determined based upon the first in/first out accounting convention (“FIFO”) consistent with U.S. GAAP.

(f) Stocking and Destocking. If Off-Taker is unable to accept deliveries of Conforming Coke as a result of the inoperability of its conveyors connecting the Coke Delivery Point to its Mill, then:

(i) Provider will provide Off-Taker with appropriate storage at the Plant for up to two thousand (2,000) Tons of Coke. Such Coke will be stored without screening. Off-Taker will pay the Coke Price for such stockpiled Coke Tonnage as reasonably estimated by Provider based on the dimensions of the stockpile and the applicable number of pushes, which payment estimate shall be included in the next invoice under Sections 3.6(a) and (b). Following the stockpiling of such Coke, Off-Taker will exercise commercially reasonable efforts to repair such conveyor as quickly as possible. Coke stockpiled by Provider shall not be required to meet the moisture threshold set forth in Schedule 5.1(b).

(ii) Upon notification by Off-Taker to Provider, Provider will de-stock and screen such stockpiled Coke Tonnage at a commercially reasonable rate and deliver such stockpiled Coke Tonnage to the Coke Delivery Point, and a ***** percent (*****%)

degradation loss rate for Breeze under Section 3.1(e)(ii) shall be presumed in respect of such de-stocked Coke Tonnage. Once the de-stocking process is completed, the Coke Price charged for such Coke Tonnage under Section 3.1(f)(i) above multiplied by the difference between (i) Provider’s Tonnage estimate in respect of the applicable stockpiled Coke Tonnage and (ii) the quotient of such actual de-stocked Coke Tonnage divided by ***** percent (*****%) will be, as applicable, credited by Provider to Off-Taker (if such difference is a positive amount) or will be payable by Off-Taker to Provider (if such difference is a negative amount). Such credit or payment will be incorporated into the next invoice following the delivery thereof.

(iii) Except as provided otherwise in this Section 3.1(f), stockpiled Coke delivered to Off-Taker shall be subject to adjustments and rejection as provided in this Agreement.

3.2 Monthly Feed Water Processing Fee. Throughout the Term and, as applicable, the Option Term, Off-Taker will pay to Provider the Feed Water Processing Fee in respect of the net energy value of Conforming Steam delivered by Provider to the Steam Delivery Point. Such net energy value shall be measured in. units of one million British Thermal Units (“MMBTUs”) derived from Conforming Steam deliveries, net of MMBTUs contained in Conforming Feed Water (“Net MMBTUs”). Based upon such net energy value of Conforming Steam (provided Conforming Steam quantities are at or above the Minimum Steam Supply Obligation), the Feed Water Processing Fee is ***** dollars ($*****) per Net MMBTU. The Monthly Feed Water Processing Fee is the product of (i) the Feed Water Processing Fee multiplied by (ii) such Net MMBTUs delivered in the form of Conforming Steam during each applicable Provisional Period or Month, as determined pursuant to Sections 6.9, 6.10, 6.11 and 6.12. Provided, however, if Off-Taker fails to deliver Conforming Feed Water to the Feed Water Delivery Point, and such failure results in Provider being unable to produce Conforming Steam, then the Monthly Feed Water Processing Fee will include the product of the (i) the Feed Water Processing Fee multiplied by (ii) the Net MMBTUS derived from Conforming Steam that Provider would have been able to produce and deliver to the Steam Delivery Point but for such failure based on the *****.

3.3 Pass-Through Expenses. The Pass-Through Expenses include the following:

(a) Property Taxes. Property taxes attributable to the Plant and paid by Provider net of all available incentives, rebates, distribution of tax increment revenues, abatements and adjustments in respect thereof as the same are actually realized.

(b) Government Mandated Additional Expenses. Subject to the limitation set forth in Section 8.2, ***** percent (*****%) of Government Mandated Additional Expenses.

(c) Quench Water. If the Service Water delivered by Off-Taker to the Plant pursuant to Section 6.14 does not conform to the requirements in respect of Coke quench water set forth in the Installation Permit, then the cost of city water reasonably required for Provider to comply with such requirements. Provided, however, Provider will utilize commercially reasonable efforts to minimize its use of such city water for Coke quenching operations as authorized in this

Section 3.3(e), and in no event shall such city water consumption used therefore by Provider, exceed ***** (*****) gallons per Month.

(d) Interest Payments. Interest payments payable by Provider to Off-Taker pursuant to the purchase money note between Provider and Off Taker in respect of Provider’s purchase of the Property from Off-Taker.

(e) Audit Fees. Commercially reasonable fees and costs incurred by Provider in respect of a nationally recognized firm of public accountants retained by Provider to prepare the audited financial statements and footnotes required in respect of Section 1.5(d). Provided, however, (i) Provider shall obtain from such accounting firm its good faith estimate of the fees and costs of preparing such audited financial statements prior to preparing the same; (ii) Provider will promptly communicate such estimate to Off-Taker; and (iii) Off-Taker may, in its sole discretion, direct Provider to instruct such firm not to proceed with the preparation of such audited financial statements. In that event, if Provider elects, in its sole discretion, to prepare such audited financial statements, then such fees and costs shall be for the sole account of Provider. Provided further, however, if Off-Taker has elected to prepare such audited financial statements and (y) if Provider is required to prepare audited financial statements, or (z) if the ownership interest in Provider or an Affiliate’s ownership interest in Provider is transferred in whole or in part to a Third Party Investor, then Off-Taker shall be obligated to pay ***** percent (*****%) of such commercially reasonable audit fees and costs.

(f) Mandatory Government Assessments for Greenhouse Gases. “Mandatory Emission Assessments” means assessments or charges in respect of greenhouse gas emissions (including, without limitation, carbon dioxide emissions) imposed by any Governmental Authority generally on an industry-wide basis which (i) require Provider to purchase from such Governmental Authority, any unaffiliated third party, or applicable offset or credit market, emission offsets or credits, or (ii) is imposed by any Governmental Authority as an assessment or charge in respect of such emissions. For the avoidance of doubt, Mandatory Emission Assessments must be imposed generally on the entire coke producing industry, and do not include assessments or charges that are unique to Provider or Provider’s technology. Furthermore, Provider must pursue the most economical and commercially prudent methods for complying with such Mandatory Emission Assessments, and the determination to pay Mandatory Emission Assessments or to purchase emissions offsets or credits to apply against such Mandatory Emission Assessments can not be within (i) Provider’s discretion or can not (ii) result from a failure to, or be in lieu of, maintaining or making improvements to the Plant that would otherwise avoid the obligation for Provider (y) to pay such Mandatory Emission Assessment or (z) to purchase emissions offsets or credits to apply against such Mandatory Emission Assessments. If Off-Taker reasonably disagrees with the assessment or amount of such Mandatory Emission Assessments for which Off-Taker may be liable under this Agreement, then at Off-Taker’s request, Provider and its Affiliates shall reasonably cooperate with Off-Taker to attempt to resolve such disagreement. Third party out of pocket costs incurred by Provider or its Affiliates in cooperating with a formal challenge by Off-Taker (including, without limitation, attorneys’ and consultants’ fees) shall be borne entirely by Off-Taker. For the avoidance of doubt penalties and fines, and Government Mandated Additional Expenditures are not Mandatory Emission Assessments under this Section 3.3(f).

3.4 Taxes. Off-Taker shall pay all Taxes in respect of the sale or purchase of Conforming Coke, Affiliate Supplied Coke, any other Coke Tonnage accepted by Off-Taker (as set forth in Section 5.1(d)) and, as applicable, in respect of the performance of Provider’s obligations hereunder including, without limitation, the processing of Feed Water into Steam. For the avoidance of doubt, Taxes are not Government Mandated Additional Expenditures.

3.5 Section 45 Credits.

(a) In General. Provided Off-Taker is not in default of this Agreement, if any Coke or Breeze qualifies for a credit under section 45K of the Code, or any similar or successor provision (“Section 45 Credits”) during any Year, then Provider shall provide Off-Taker with a credit in respect of Coke Tonnage and Breeze Tonnage sold by Provider to Off-Taker during such Year.

(b) Sunoco Realized Value. Where Sunoco or its Affiliates are the sole investors in Provider, such credit shall be equal to ***** percent *****%) of the Sunoco Realized Value of such Section 45 Credits, Such Sunoco Realized Value is the pre-tax value realized by Sunoco in respect of such Section 45 Credits, which shall be determined by dividing the amount of such Section 45 Credits by one (1) minus the sum of (x) and (y), where (x) is the highest marginal federal income tax rate applicable to corporations, minus, in respect of Code Section 199, (i) two (2) percentage points in respect of Years 2008 and 2009, or (ii) ***** percentage points for each subsequent Year during which such Section 45 Credits may be available, and (y) is Sunoco’s average state tax rate (subject to such tax rate being federal tax affected). Sunoco’s average state tax rate for each Year (adjusted to reflect the federal tax effect) shall be presumed to be *****% unless Provider can demonstrate a lower rate based on actual consolidated federal taxable income and state income tax expense for such Year. Provided, however, such Sunoco Realized Value shall also take into account any change in law, phase out, the ability of Sunoco to utilize the Section 45 Credits, or other circumstances relevant to such Sunoco Realized Value determination. (The ability of Sunoco to utilize such Section 45 Credits shall be determined by comparing Sunoco’s current federal consolidated tax liability with and without the Section 45 Credits attributable to Coke and Breeze sales to Off-Taker in respect of each such Year. If the total amount of Coke and Breeze produced and sold from the Plant in a Year exceeds the daily limit in respect of Section 45 Credits, and if Breeze is sold to any third parties during such Year, then sales in excess of such limit shall first be treated as attributable to Breeze sold to such third party(ies).) The determination of such Sunoco Realized Value in respect of each Year during which Section 45 Credits may be available shall be made on or before October 1st of the subsequent Year and shall be credited on the invoice for such Month, Provided, however, that if there is any change in law that repeals or reduces the amount of the section 199 deduction of the Code, or that limits the benefit or availability of such deduction, in either case with respect to income arising from the sale of Coke or the processing of Feed Water under this Agreement, then the amounts subtracted pursuant to subparts (i) and (ii) of this Section 3.5(b) shall be reduced to reflect such change.

(c) Other Realized Value. Where Sunoco or its Affiliates, and any third party or parties (the “Third Party Investor(s)”), are the investors in Provider, such credit shall be equal to ***** percent (*****%) of the Other Realized Value of such Section 45 Credits. Such Other Realized Value is the product of (i) the percentage interest of Sunoco or its Affiliates and such

Third Party Investor(s) in respect of the revenue derived from the sale of Coke and Breeze multiplied by, as applicable, (ii) the pre-tax value realized by (y) Sunoco in respect of such Section 45 Credits (as determined in accordance with Section 3.5(b)) and (z) the Third Party Investor(s) as determined in a manner consistent with Section 3.5(b). Provided, however, (i) such Other Realized Value in respect of any Year shall not be less than the Sunoco Realized Value for such Year had such Third Party Investor(s) not been investors in Provider; and (ii) such Other Realized Value shall also take into account any change in law, phase out, the ability of Sunoco or, as applicable, the Third Party Investor(s) to utilize the Section 45 Credits, or other circumstances relevant to such Other Realized Value determination, The determination of such Other Realized Value in respect of each Year during which Section 45 Credits may be available shall be made on or before the last Month of subsequent Year and shall be credited on the invoice for such Month.

(d) Increases or Reductions. If the Sunoco Realized Value or Other Realized Value of any Section 45 Credits on Coke and Breeze sales to Off-Taker is thereafter reduced by the carryback of a net operating loss in respect of an amended return, disallowance of all or a portion of the Section 45 Credits, or the inability of Sunoco or (as applicable) the Third Party Investor(s) to utilize the Section 45 Credits after final resolution of an IRS audit, then Off-Taker shall pay to Provider, within thirty (30) calendar days following Provider’s Written notification to Off-Taker of such reduction, an amount equal to (i) ***** percent (*****%) of the Sunoco Realized Value and (as applicable) the Other Realized Value that would otherwise would have been realized but for such reduction plus ***** percent (*****%) of any fines and/or penalties arising from such disallowance, plus (ii) interest thereon, computed from the date of filing of the consolidated income tax return of Sunoco or, as applicable, Third Party Investor(s) through the date on which such amount is paid by Off-Taker to Provider. Such interest shall be equal to the additional interest owed by Sunoco or (as applicable) Third Party Investor(s), or the reduction in interest due to Sunoco or (as applicable) Third Party Investor(s) if Sunoco or (as applicable) Third Party Investor(s) is in an overpayment position, determined by computing Sunoco’s or (as applicable) Third Party Investor(s)’ federal income tax liability for the Year with and without ***** percent (*****%) of the disallowed or reduced Section 45 credits. If the Sunoco Realized Value and (as applicable) the Other Realized Value of any Section 45 Credits from Coke and Breeze sales to Off-Taker is thereafter increased as a result of the ability of Sunoco or (as applicable) Third Party Investor(s) to utilize the carryover of any unused Section 45 Credits in later taxable years, or the ability of Sunoco or (as applicable) Third Party Investor(s) to utilize additional Section 45 Credits after final resolution of an IRS audit, then Provider will credit Off Taker with an amount equal to (i) ***** percent (*****%) of the Sunoco Realized Value and (as applicable) the Other Realized Value in respect of such increase, plus (ii) interest thereon at the overpayment rate of section 6621 of the Code or the successor provision, computed from the date of filing of the consolidated income tax return of Sunoco or (as applicable) Third Party Investor(s) for the Year in which the credit is utilized through the date on which such amount is credited by Provider to Off-Taker. Any such credit shall be applied to the invoice for such Month during which such Section 45 Credits are utilized.

(e) Schedules. Provider shall prepare schedule(s) showing the calculation of the Section 45 Credits with respect to Coke and Breeze sold to Off-Taker during a Year, not later than thirty (30) days before Provider files its federal income tax return for such Year.

(f) Recomputation. If Provider, and if applicable, any Third Party Investor(s), is claiming more Section 45 Credits than the amount that Off-Taker determines to be appropriate, then for purposes of this Section 3.5, Off-Taker may elect to have the Sunoco Realized Value, and if applicable, the Other Realized Value, determined based on such lower amount of Section 45 Credits (such lower amount referred to as the “Recomputed Section 45 Credit Amount”). If there is a later reduction in any Section 45 Credits claimed by Provider or any Third Party Investor, then Off-Taker’s liability under Section 3.5(d) shall be determined only with respect to such reduction below the Recomputed Section 45 Credit Amount. Provider has no obligation to Off-Taker under this Section 3.5 to the extent the amount of Section 45 Credits actually allowed exceed the Recomputed Section 45 Credit Amount.

3.6 Terms of Payment/Invoicing.

(a) Invoicing During the Initial Operating Period and Initial Year (Excluding Pass Through Expenses).

(i) On or after the third (3rd) business day before the end of each Month prior to 12:00 pm CST during the Initial Operating Period and Initial Year, Provider or its designee will submit to Off-Taker a Written invoice in respect of each such Month. The invoiced amount for such Month shall be the sum of (i) the product of (y) the Coke Price as set forth in Section 3.1(a) for the Initial Operating Period and Initial Year multiplied by (z) the sum of (A) the Coke Tonnage delivered to and accepted by Off-Taker in accordance with this Agreement, and (B) Coke Tonnage placed into storage at the Plant pursuant to Section 3.1(f) between the commencement of the Month and the third business day prior to the end of such Month (as determined according to Section 6.6), (the “Provisional Period”), plus (ii) the applicable Monthly Feed Water Processing Fee for such Provisional Period, plus (iii) during the Initial Year only, amounts payable by Off-Taker to Provider in respect of Affiliate Supplied Coke in respect of such Provisional Period, as set forth in Section 6.4, plus (iv) (as applicable) Breeze sales for such Provisional Period, plus (v) Taxes thereon, plus or minus, as applicable, (vi) the adjustments set forth in Section 3.6(c)(i), and, as respects the Initial Year Section 3.6(c)(iii). Provided, in accordance with FIFO accounting, the Coal Cost Component in respect of such Provisional Period shall be the actual Coal Cost Component for the Month preceding such Provisional Period.

(ii) On the fifteenth (15th) business day of each Month a memo adjustment shall be issued by Provider and delivered to Off-Taker in respect of applicable adjustments set forth in Section 3.6(c). Such adjustments shall be incorporated into the invoice in respect of Provisional Period for such Month.

(b) Invoicing for each Contract Year (Excluding Pass-Through Expenses).

(i) During each Contract Year, on the third (3rd) business day before the end of each Month prior to 12:00 pm CST for the balance of the Term and, as applicable, the Option Term, Provider or its designee shall submit to Off-Taker a Written invoice in respect of each such Month. The invoiced amount for such Month shall be the sum of (i) the product of (y) the Coke Price as set forth in Section 3.1(a) for such Contract Year multiplied by (z) the sum of (A) the Coke Tonnage delivered to and accepted by Off-Taker in accordance with this Agreement (as determined according to Section 6.6) for such Provisional Period and, (B) Coke Tonnage placed into storage at the Plant pursuant to Section 3.1(f), and (C) as applicable, Affiliate Supplied Coke Tonnage delivered to the Mill in accordance with Section 6.4, plus (ii) the applicable Monthly Feed Water Processing Fee for such Provisional Period, plus (iii) (as applicable) Breeze sales for such Provisional Period, plus (iv) amounts payable by Off-Taker to Provider in respect of Affiliate Supplied Coke, as set forth in Section 6.4, plus (v) Taxes thereon, plus or minus, as applicable, (vi) the adjustments set forth in Section 3.6(c)(i), Section 3.6(c)(ii) and Section 3.6(c)(iii).

(ii) On the fifteenth (15th) business day of each Month a memo adjustment shall be issued by Provider and delivered to Off-Taker in respect of applicable adjustments set forth in Section 3.6(c). Such adjustments shall be incorporated into the invoice in respect of Provisional Period for such Month.

(c) Adjustments.

(i) During the Initial Operating Period, Initial Year and each Contract Year, amounts payable by Off-Taker to Provider pursuant to Section 3.6(a) and Section 3.6(b) shall be subject to the following adjustments (as applicable):

(A) A debit or credit, as applicable, resulting from the difference between (y) the amount set forth in the invoice for the applicable Provisional Period in respect of Coke Tonnage and, as applicable, Affiliate Supplied Coke Tonnage sales and (z) the product of the applicable Contract Price multiplied by the sum of (1) the Coke Tonnage and, as applicable, Affiliate Supplied Coke Tonnage delivered to and accepted by Off-Taker, and (2) placed into storage at the Plant pursuant to Section 3.1(f) for the applicable Month. Provided, in accordance with FIFO accounting, the Coal Cost Component of the Contract Price in respect of such Month shall be the actual Coal Cost Component for such Month.

(B) A debit or credit, as applicable, resulting from the difference between (y) the Monthly Feed Water Processing Fee amount set forth in the invoice for the applicable Provisional Period and (z) the Monthly Feed Water Processing Fee for the applicable Month.

(C) A debit or credit, as applicable, resulting from the difference between (y) the amount set forth in the invoice for the applicable Provisional Period in respect of Breeze sales and (z) actual Breeze by Off-Taker to Purchaser for the applicable Month;

(D) Any credit or payment in respect of de-stocked Coke Tonnage as determined pursuant to Section 3.1(f)(ii);

(E) Section 45 Credits as set forth in Section 3.5 (including any reductions or increases thereto as set forth in Section 3.5(d));

(F) As applicable, amounts payable pursuant to Article VIII;

(G) Any adjustment to the Coke Price as set forth in Section 5.1(c) and Schedule 5.1(b);

(H) The Coke Price Discount in respect of any Nonconforming Coke Tonnage that is accepted by Off-Taker as set forth in Section 5.1(d)(iii);

(I) Amounts payable by Off-Taker to Provider pursuant to Section 4.2(b);

(J) As applicable, amounts due by Off-Taker to Provider as of the Assessment Date pursuant to Section 3.1(b)(iii); and

(K) As applicable, amounts due by Off-Taker to Provider pursuant to Section 3.3(d).

(ii) During each Contract Year (including the Initial Year where it is the first Contract Year as set forth in Section 3.6(e)(i)), amounts payable by Off-Taker to Provider pursuant to Section 3.6(b) shall be subject to:

(A) Any payment or credit pursuant to, as applicable, Section 3.1(c)(ix);

(B) Any payment or credit pursuant to, as applicable, Section 3.1(c)(vi) and (vii) or Section 3.1(c)(x); and

(C) Amounts payable by Provider to Off-Taker pursuant to Section 6.5.

(iii) During the Initial Year and each Contract Year, amounts payable by Off-Taker to Provider pursuant to, as applicable, Section 3.6(a) and Section 3.6(b), as adjusted in accordance with, as applicable, Sections 3.6(c)(i) and (ii), shall be subject to any liquidated damages arising under Section 6.9(d) (which shall be credited by Provider to Off-Taker).

(d) Pass-Through Expenses. During the Initial Operating Period, Initial Year and each Contract Year, the Pass-Through Expenses shall be included in the Monthly invoice following the Month in which they are respectively incurred, shall be supported by proof as is reasonably satisfactory to Off-Taker, and shall be payable in accordance with Section 3.6(e). In the event Provider sells coke produced at the Plant to a third party, the Pass-Through Expenses shall be prorated in proportion to the Coke purchased by Off-Taker and such third party.

(e) Payment. Subject to Section 3.6(f), invoiced amounts pursuant to this Section 3.6 shall be due and payable in immediately available funds by wire transfer to accounts identified by Provider or its designee on or before (i) the last business day of the Month during which the invoice is delivered by Provider or its designee to Off-Taker, or (ii) within five (5) business days from Off-Taker’s receipt of said invoice if received by Off-Taker later than third (3rd) business day before the end of each Month prior to 12:00 pm CST (the “Due Date”). Such payments shall not be subject to any right of set off or other condition, except for the right of set off granted to Off-Taker under Section 7(j) of the Promissory Note. Overdue amounts shall accrue interest at the Interest Rate from the applicable Due Date.

(f) Overcharged Amounts. If based upon Manifest Error Off-Taker reasonably believes that any invoice incorporates overcharged amounts in respect of amounts properly payable under this Agreement, then Off-Taker shall notify Provider in Writing of such overcharge, including the amount and the basis of such Manifest Error within a reasonable time. Any such overcharged amounts shall be deducted from the current Monthly invoice submitted by Provider to Off-Taker. Subject to the foregoing, undisputed amounts shall be paid as set forth in Section 3.6(e), and the Parties shall attempt, in good faith, to agree upon the disputed amounts within fifteen (15) calendar days after such Written notice is delivered by Off-Taker. If the Parties cannot resolve any such dispute within such fifteen (15) calendar day period, then either Party may invoke the dispute resolution provisions of Article XL Disputed amounts confirmed to be actually due by Off-Taker shall be payable within five (5) business days, and shall accrue interest at the Interest Rate from the applicable Due Date. Provided, however, if (i) a material error (more than one half of one percent (0.5%) shall be considered material) occurs in respect of the Coke or Steam sampling, metering, measurement procedures or standards set forth in this Agreement, and (ii) as a result of such error an adjustment to the Coke Price or the Feed Water Processing Fee can be readily determined and verified, then Provider shall promptly notify Off-Taker of such circumstance and the Parties shall promptly confer to determine in good faith any such adjustment which shall be retroactively applied for such inaccuracy for any period during which such inaccuracy was determined and verified. Such adjustment shall be, as applicable, credited against or added to the next invoice following the Parties’ determination thereof.

(g) Final Invoice and Reconciliation. The final invoice for the Term or, as applicable, the Option Term, shall be prepared by Provider within fifteen (15) calendar days following the expiration of the Term or, as applicable, the Option Term and shall reconcile the applicable adjustments set forth in Section 3.6(c) in respect of the final Month of the Term or, as applicable, the Option Term. The net amount payable in respect of such reconciliation shall be payable by the liable Party to the other Party on or before the end of the month following the expiration of the Term or, as applicable, the Option Term.

(h) Invoice Format. Invoices will be according to the examples set forth in Schedule 3.6(h).

3.7 Breeze. Provider shall retain all Breeze for its own account all proceeds from the sale or other disposition of Breeze. Provided, however, during each Year, Off-Taker may, at its option, purchase such Breeze for the market price thereof f.o.b. the Plant in effect as of the date Off-Taker exercises that option. Such market price shall be based upon, as applicable, pending offers by third parties to purchase such Breeze or, as applicable, prevailing market conditions. Provider shall provide Off-Taker with written notice of the market price for Breeze along with supporting documentation to establish the basis for such market price at least one hundred twenty

(120) calendar days prior to the commencement of the applicable Contract Year. In order to exercise that option, Off-Taker must notify Provider, in Writing, of its exercise thereof at least ninety (90) calendar days prior to the commencement of the applicable Contract Year.

3.8 Audit Rights.

(a) Books and Records. Provider shall maintain, in accurate and complete order, all books and records (whether in printed, electronic or other format) associated with the charges invoiced to and paid by Off-Taker pursuant to this Agreement, and debits due to Provider and credits due to Off-Taker pursuant to this Agreement. Such books and records shall also include (without limitation) all records relating to any (i) claim(s) for allowable adjustment of the Coke Price or the Monthly Feed Water Processing Fee; (ii) data and information relating to the quality, supply or production of Coal, Coke and/or Steam; (iii) determination of debits and credits under this Agreement, (iv) entertainment, gifts and/or business, financial or other transactions between Provider and any employees of Off-Taker; (v) allowable termination costs and damages under Article X; and (vi) any other allowable charges covered under this Agreement. Such books and records, and all other books and records of Provider relating to this Agreement, shall be open to inspection and/or audit by representatives of Off-Taker during reasonable business hours during the life of this Agreement and for a period of three (3) years thereafter. Off-Taker shall also be authorized to conduct an ethics review.

(b) Notice. Off-Taker shall provide Provider with at least two (2) business days Written notice prior to its commencement of any such review and inspection. Such review and inspection shall take place at the place in which such books and records are customarily maintained.

(c) Provider Cooperation. Any failure by Provider to cooperate fully in producing or making available all books and records covered by a audit request by Off-Taker hereunder, so as to permit a timely and complete inspection and audit thereof by Off-Taker, shall constitute a material breach of this Agreement.

3.9 Production Reports. Provider will submit to Off-Taker a production report for each production shift summarizing the Coke quality and Tonnage of Conforming Coke produced as mutually agreed by the Parties at the commencement of the Initial Operating Period.

ARTICLE IV

COAL COMMITTEE AND THE COAL BLEND

4.1 Coal Committee.

(a) Authority. The Coal Committee shall select, by majority vote, Coal Blends that conform to the Coal Blend Standards, and may make recommendations to Provider regarding the acquisition of Coals in respect of this Agreement and related testing, blending, handling and delivery procedures. Off-Taker and Provider shall each be entitled to exercise one vote in respect of Coal Committee matters. Meetings of the Coal Committee shall be scheduled at intervals and at locations to be mutually agreed upon by the Parties. In the event of a tie, Off-

Taker shall have the final and deciding vote; provided, however, Off-Taker shall not utilize such final and deciding vote to select a Coal Blend that does not conform to the Coal Blend Standards.

(b) Selection of Coal Blends. The Coal Committee shall select the initial Coal Blend at least three (3) Months prior to the commencement of the Initial Operating Period. Provider shall keep Off-Taker regularly informed as to the status of the construction of the Plant and the anticipated commencement of the Initial Operating Period. Thereafter, it is the expectation of the Parties that, on an annual basis (generally coinciding with each Contract Year or more frequently if reasonably necessary), Provider will perform analysis and testing with respect to Coal Blends recommended by the Coal Committee for the purpose of selecting the Coal Blend for such Contract Year.

(c) Coal Committee By-Laws. Within ninety (90) days following the Effective Date, the Parties shall adopt by-laws in respect of the Coal Committee consistent with this Agreement.

4.2 Provider’s Responsibilities.

(a) Coals and Coal Blends. Provider will develop good faith estimates of Coal Costs for each Coal Blend evaluated by the Coal Committee. Provider will exercise reasonable commercial efforts to purchase the Coals comprising the Coal Blends selected by the Coal Committee at the commercially favorable prices, terms and conditions (based upon prevailing market conditions, the quantities of Coals purchased and other relevant conditions), to cause each Coal Blend used in the production of Coke to conform to the selected Coal Blend, and to implement the recommendations of the Coal Committee. Unless otherwise authorized by the Coal Committee, Provider will not purchase Coal from its Affiliates. Provider will retain the responsibility and authority for daily operating matters involving the Coal Blends and compliance with the Guaranteed Coke Quality Standards, and to meet the Targeted Coke Production without any requirement to consult with or obtain the approval of the Coal Committee. Such responsibility includes, without limitation, the management of contractors that are involved in the unloading, storing, blending, transporting or delivering Coals to the Plant, monitoring, verifying and enforcing Coal specifications for Coal purchased by Provider, monitoring, verifying and enforcing Coal delivery schedules, and informing Off-Taker, as may reasonably be required by Off-Taker, of the status of these activities. Provider shall perforce its responsibilities hereunder in a commercially reasonable manner with due regard for minimizing Coal Costs while maintaining ratable Coke and Steam production.

(b) Trial Coal Blends. Upon the reasonable request of Off-Taker, Provider shall process blends of Coals for trial purposes at the Plant for up to ***** (*****) Coal blend trials in each Contract Year as an O&M Expense, Coke produced from such trial Coal blends shall be delivered by Provider to Off-Taker at the Coke Delivery Point. If Off-Taker requires Provider to process more than ***** (*****) trial blends after receipt and approval by Off-taker of Provider’s estimated direct additional costs, then Off-Taker shall reimburse Provider for Provider’s direct additional costs as can be identified by Provider and verified by Off-Taker in respect of the additional trials (“Additional Direct Costs”).

(c) Coal Inventory. Provider will maintain an inventory of Coals at the Plant and any local storage sites (excluding coal on barges) whereby the inventory of Coals are immediately available to the Plant sufficient to produce not less than ***** (*****) days of Conforming Coke, with a Monthly average of ***** (*****) such days, based on the applicable Targeted Coke Production (the “Minimum Coal Inventory”). If, at any time, Provider has reason to believe that the Plant’s Coal inventory will be less then the Minimum Coal Inventory, then it will promptly notify Off-Taker thereof in its capacity as a member of the Coal Committee. Such notice will include the reason for such shortfall, and (as applicable) any recommendations of Provider to remedy such shortfall. The Coal Committee shall confer within two (2) business days thereof, and shall confer in good faith on measures and actions to alleviate such shortfall as soon as possible.• Provider shall use commercially reasonable efforts to take actions to alleviate such shortfall as soon as possible.

(d) Coal Blends. Subject to Section 4.2(e), Provider will be solely responsible for daily operating matters involving each Coal Blend. In connection therewith, Provider will blend each Coal Blend such that the composition of each of the Coals within such Coal Blend is within *****percent (*****%) of the composition of each of the Coals comprising the selected Coal Blend.

(e) Sampling and Testing. Prior to purchasing any of the Coals comprising any Coal Blend selected by the Coal Committee (except for the sampling and testing thereof for the purpose of determining whether such coals should be incorporated into a Coal Blend), sampling and testing of all such Coals shall be performed in a manner reasonably acceptable to Off-Taker and Provider, and they shall be provided with a reasonable opportunity to review and, if appropriate, object to such test results. In addition, Provider or its designee shall also maintain a quality control program in respect of Coal blending in accordance with generally accepted industry practice, which shall be reasonably satisfactory to Off-Taker. Such quality control program is to include, without limitation, procedures for sampling, testing and reporting Coal Blend quality charged into the coke ovens at the Plant.

(f) Unsuitability of Selected Coal Blend. If the Coal Blend selected by the Coal Committee does not in practice conform to the Coal Blend Standards and such failure to conform is not caused in material part by Provider’s failure to comply with its obligations under this Agreement, or if sufficient quantities of any Coal utilized in any Coal Blend is not made available to Provider upon Provider’s exercise of commercially reasonable efforts to obtain such sufficient quantities, or if the use by Provider of the Coal Blend originally selected by the Coal Committee materially and adversely affects the Plant or Provider’s ability to comply with its obligations under this Agreement, then Provider shall promptly inform Off-Taker of such circumstance and the Coal Committee shall thereafter select in good faith, as soon as reasonably possible (but no later than fifteen (15) calendar days following such notification by Provider), a new Coal Blend that complies with the Coal Blend Standards. Pending selection of any such new Coal Blend that complies with the Coal Blend Standards, Provider will have the authority to utilize a provisional Coal Blend that incorporates the Coals available at the Plant which, in Provider’s judgment, meets or reasonably approximates the Coal Blend Standards, including (without limitation) a Coal Blend that will actually produce Coke that will reasonably conform to the “mean” Guaranteed Coke Quality Standards set forth in Schedule 5.1(b) or any successor standards. Provider will give Off-Taker prior notice of use of a provisional Coal Blend as authorized hereunder, with such notice to include the composition of the provisional Coal Blend. If any such provisional Coal Blend does not produce Coke that conforms to the Guaranteed Coke

Quality Standards, and such nonconformity is not caused by any material failure of Provider to comply with its obligations under this Agreement, (including but not limited to, any failure by Provider to properly blend the Coals comprising such provisional Coal Blend or to properly process any such provisional Coal Blend into Coke), then the Guaranteed Coke Quality Standards shall be modified (excluding the moisture and sizing parameters) based upon the composition of such provisional Coal Blend (“Provisional Guaranteed Coke Quality Standards”); provided, however, in no event shall the Coke quality under the Provisional Guaranteed Coke Quality Standards fall outside the applicable “reject” limits set forth in Schedule 4.2(f). Off-Taker shall accept such Coke Tonnage produced from a provisional Coal Blend where its quality does not exceed or is less than, as applicable, the “reject” limits set forth in Schedule 4.2(f) based upon an analysis of each applicable daily composite sample; provided, however, (1) if the quality of such Coke Tonnage does not conform to the applicable “threshold” limits set forth in Schedule 4.2(f), then (as applicable), the Coke Price in respect of such Coke Tonnage will be adjusted according to Provisional Guaranteed Coke Quality Standards (provided such adjustments will be consistent with the Coke Price adjustments set forth in Schedule 5.1(b)); and (ii) if the quality of such Coke Tonnage exceeds or, as applicable, is less than the “reject” set forth in Schedule 4.2(f) (based upon an analysis of each applicable daily composite sample), then such Coke Tonnage shall be accepted or rejected according to the provisions set forth in Section 5.1(d) and, if accepted, the Contract Price for such Coke will be reduced by the Coke Price discount set forth in Section 5.1(d)(iii). Where applicable, the Minimum Steam Supply Obligation shall be equitably adjusted in accordance with commercially reasonable standards for the period during which Provider utilizes such Coals available at the Plant which, in Provider’s reasonable judgment, meet or reasonably approximate the Coal Blend Standards. Provider shall (i) provide Off-Taker with prompt Written notice of such circumstance, and the basis for any application of the Provisional Coke Quality Standards or the Minimum Steam Supply Obligation; and (ii) exercise best efforts to select a new Coal Blend utilizing Coals available at the Plant that, in Provider’s judgment, will produce Conforming Coke.

ARTICLE V

COKE, FEED WATER AND STEAM QUALITY

5.1 Guaranteed Coke Quality Standards.

(a) Coke Sampling and Analysis. Coke to be delivered to Off-Taker will be sampled by an automatic swing arm cross cut sampler located within the Plant that will collect a composite coke sample at least once each eight (8) hour production turn in accordance with ASTM standards. Such samples will be analyzed by an independent laboratory selected by Provider and approved by Off-Taker (which approval shall not be unreasonably withheld) in accordance with ASTM Standards, or such other standards agreed upon by the Parties in Writing. Off-Taker shall be provided with a referee split of all samples. Such independent laboratory shall retain such samples for not less than thirty (30) calendar days. Moisture, sulfur, ash, volatile matter, stability, size and phosphorous will be tested and analyzed on (i) a daily basis (for the purpose of determining whether Coke is Conforming Coke) and (ii) on a Weekly basis (for the purpose of determining any Coke Price adjustments pursuant to the “Threshold” limits set forth in Schedule 5.1(b)), based in each case upon an arithmetical average of such shift samples. CSR shall be determined on a Weekly basis based upon a composite of such shift samples. A designated representative of Off-Taker will be entitled to be present during such sampling, preparation and analysis upon reasonable verbal notice of its intention to be present during such sampling, preparation and analysis, and Off-Taker may audit such sampling and analysis procedures for the purpose of determining whether such procedures conform to ASTM Standards. Provider will report the results thereof to Off-Taker as soon as those results are available. Absent Manifest Error, those results shall be conclusive and binding on the Parties for the purposes of determining conformity with the Guaranteed Coke Quality Standards and any adjustments to the Coke Price as set forth in Sections 5.1(c), 5.1(d)(iii) and 5.1(d)(iv) and Schedule 5.1(b).

(b) Description. Coke shall conform to the Guaranteed Coke Quality Standards set forth in Schedule 5.1(b), and Provider will use commercially reasonable efforts to achieve conformity with the “mean” Guaranteed Coke Quality Standards set forth in Schedule 5.1(b). Except for Nonconforming Coke, conformance with the Guaranteed Coke -Quality Standards will be determined based upon the Weekly average of the analysis of each daily composite sample.

(c) Price Adjustments. If Coke Tonnage or Affiliate Supplied Coke Tonnage does not conform to the applicable “threshold” limits set forth in Schedule 5.1(b), then (as applicable) the Coke Price in respect of such Coke Tonnage will be adjusted as set forth in Schedule 5.1(b). In addition, Provider will implement prompt corrective measures to correct any such nonconformity in respect of further Coke shipments and will promptly inform Off-Taker in Writing of such corrective measures.

(d) Nonconforming Coke.

(i) If the quality of Coke or Affiliate Supplied Coke Tonnage exceeds or, as applicable, is less than the “reject” set forth in Schedule 5.1(b) based upon an analysis of each applicable daily composite sample (“Nonconforming Coke”), then (as applicable) Off-Taker shall have the right, subject to the provisions set forth in this Section 5.1(d), to reject such Nonconforming Coke. In addition, Provider will implement appropriate corrective measures prior to further Coke or Affiliate Supplied Coke deliveries to Off-Taker, and will promptly inform Off-Taker in Writing of such corrective measures.

(ii) Not less than sixteen (16) hours prior to pushing, Provider shall immediately notify Off-Taker’s designee at the Mill in Writing if Provider (i) has reason to believe that the Plant will produce Nonconforming Coke, and (ii) intends to deliver such Nonconforming Coke to Off-Taker. Such notice will include the basis for Provider’s determination, its reasonable estimate of the quality of such Nonconforming Coke (particularly with respect to the “reject” standards set forth in Schedule 5.1(b)), and the estimated delivery time of such Nonconforming Coke. Following such notification but prior to the delivery of such (presumptive) Nonconforming Coke, Off-Taker may reject such (presumptive) Nonconforming Coke. Provided, however, Provider may subsequently blend such (presumptive) Nonconforming Coke into other Coke such that such blended Coke is not Nonconforming Coke. Off-Taker may rely on Provider’s notice as accurate and shall be deemed to have properly rejected such (presumptive) Nonconforming Coke regardless of whether or not it is determined to meet the Guaranteed Coke Quality Standards. In the event such (presumptive) Nonconforming

Coke is properly rejected by Off-Taker, Provider will (x) not be entitled to payment of the Coke Price in respect of such Nonconforming Coke Tonnage, (y) Provider will accept all risk of loss, damage, or destruction in respect thereof, and (z) Off-Taker may require Provider to make up the corresponding shortfall pursuant to a reasonable shipment schedule to be specified by Off-Taker.

(iii) Off-Taker may, in its sole discretion, elect to accept and purchase (presumptive) Nonconforming Coke Tonnage for ***** percent (*****%) of the Coke Price per Ton in respect of such Nonconforming Coke Tonnage (which reduction shall be deemed to incorporate the price adjustment in Schedule 5.1(b)). Provided, however, it shall be presumed that Off-Taker made such an election if Nonconforming Coke is consumed or commingled with any other coke acquired by Off-Taker, unless such commingling results from Provider’s failure to provide the Written notice required under Section 5.1(d)(ii). Payment for such Nonconforming Coke Tonnage shall be made in accordance with Section 3.6(c)(i)(H),

(iv) In the event (presumptive) Nonconforming Coke is later determined to meet the Guaranteed Coke Quality Standards, Off-Taker shall have no liability for such rejected (presumptive) Nonconforming Coke and Provider may thereafter deliver such Coke to Off-Taker subject to the Guaranteed Coke Quality Standards. If Coke is delivered to Off-Taker and is subsequently determined to be Nonconforming, then the Coke Price will be reduced in the manner set forth in Section 5.1(d)(iii).

(e) Changes to Quality Standards. In conjunction with the annual review of the Coal Blends by the Coal Committee, Off-Taker may request reasonable revisions to the Guaranteed Coke Quality Standards. Promptly after receipt of Off-Taker’s request, Provider will enter into good faith discussions with Off-Taker regarding such changes; provided, however, Provider will not be required to make any adjustment that would have a detrimental effect on (i) Coal Blend Standards; (ii) Provider’s economic returns (including, without limitation, the operating or capital costs associated with the Plant, the “threshold” or “reject” Guaranteed Coke Quality Standards, or the Minimum Steam Supply Obligation), and/or (iii) contracts between Provider and third parties including, without limitation, Coal purchase contracts. Any increase or decrease in costs and charges associated with any such change shall be for the account of Off Taker. If the Parties are unable to reach agreement as respects any such proposed revisions, then such dispute shall be subject to the dispute resolution procedures set forth in Article XL.

5.2 Conforming Feed Water.

(a) Description. Conforming Feed Water shall be treated Feed Water that conforms to the specifications thereof in respect of (i) temperature and (ii) pH and cation conductivity (collectively, the “Feed Water Constituents”) set forth in Schedule 5.2.

(b) Measurement. The temperature and Feed Water Constituents of Feed Water shall be determined in the manner set forth in Section 6.8.

5.3 Conforming Steam.

(a) Description. Conforming Steam is Steam that meets the specifications thereof in respect of temperature, and sodium and silica (the “Steam Constituents”) set forth in Schedule 5.3 .

(b) Measurement. The temperature and Steam Constituents of Steam shall be determined in the manner set forth in Section 6.10.

5.4 Feed Water and Steam, Pressure. The Parties acknowledge that:

(i) Based upon the Typical Coal Blend, the design basis of the Feed Water Supply system is based upon a nominal Feed Water pressure of ***** psig at the Feed Water Delivery Point;

(ii) Based upon such nominal Feed Water pressure, the design basis of the Steam supply system is based upon a nominal pressure *****% at the Steam Delivery Point;

(iii) Based upon the range of Coal Blends allowed under Coal Blend Standards, Provider may require a Feed Water pressure of up to ***** psig at the Feed Water Delivery Point; and

(iv) Final control of the Steam pressure, Feed Water pressure and Feed water temperature is maintained by Off-Taker by means of its operation of its Steam condensing system and Feed Water system, provided Provider’s Steam system is operating in material compliance with the General Facility Operating Guidelines.

5.5 General Facility Operating Guidelines. The Parties will jointly develop a document to be designated as the “General Facility Operating Guidelines”. The purpose of such document will be to adopt protocols in respect of the proper and efficient operation and maintenance of equipment associated with Feed Water and Steam deliveries and processing located within the Plant and the Mill including, without limitation, the HRSGs and the turbine utilized by Off Taker in respect of steam deliveries. Such protocols will include coordination of operational start up and shut down procedures, (subject to Sections 5.2, 5.3 and 6.7 through 6.12) standards in respect of Feed Water and Steam purity consistent with ASME standards, sampling testing procedures in respect of such purity standards consistent with applicable ASTM Standards, and applicable corrective action protocols for the failure to meet purity standards set forth in Schedules 5.2 and 5.3 and, as applicable, ASME standards. The Parties will exercise best efforts to complete such document not later than sixty (60) days prior to the commencement of the Initial Operating Period.

5.6 Exclusivity. THE WARRANTIES AND REMEDIES EXPRESSLY SET FORTH IN THIS AGREEMENT ARE EXCLUSIVE AND ARE IN LIEU OF ALL OTHER WARRANTIES, WHETHER WRITTEN OR ORAL, IMPLIED IN FACT OR IN LAW, AND WHETHER BASED ON STATUTE, CONTRACT, TORT, STRICT LIABILITY OR OTHERWISE. THE WARRANTY OF MERCHANTABILITY AND WARRANTY OF FITNESS FOR A PARTICULAR PURPOSE ARE EXPRESSLY EXCLUDED AND DISCLAIMED.

ARTICLE VI

OBLIGATIONS RELATED TO COKE AND FEED WATER PROCESSING

6.1 Coke Supply during the Initial Operating Period. During the Initial Operating Period, Provider shall sell, and Off-Taker shall purchase, all Conforming Coke Tonnage from the Plant as it is produced.

6.2 Coke Supply and Purchase Obligation.

(a) Description. For each Contract Year, the Coke Supply and Purchase Obligation is not less than ninety percent (90%), nor more than one hundred five percent (105%) of the Targeted Coke Production. During the Initial Year the Coke Supply and Purchase Obligation is a fraction of such Tonnage, the numerator of which is the number of calendar days transpiring during each such Initial Year and the denominator of which is 365.

(b) Right of First Refusal. If Provider reasonably believes that it will produce Coke Tonnage in excess of the maximum range of the Coke Supply and Purchase Obligation, then it shall promptly notify Off-Taker in Writing of such circumstance. Such notice shall include Provider’s good faith estimate of such exceedance. Off-Taker shall have the right to purchase such excess Coke tonnage for the Coke Price, subject to the terms, conditions and requirements of this Agreement. Such right shall be exercisable upon Off-Taker’s delivery of written notice thereof, provided such Written notice is delivered not more than fifteen (15) calendar days following Provider’s delivery of its notice in respect of such exceedance.

6.3 Ratability of Coke Supply. Following the Initial Operating Period, Provider shall deliver Coke to Off-Taker on a ratable basis, such that for any consecutive four (4) Week period on a rolling basis Provider shall deliver not less than *****% of the Targeted Coke Production or more than *****% of the Targeted Coke Production (the “Minimum Ratability Standard”).

6.4 Affiliate Supplied Coke. If, at any point during any Contract Year, Provider has reason to believe that the Plant will be unable to produce sufficient Coke Tonnage to meet the minimum range of the Coke Supply and Purchase Obligation or the Minimum Ratability Standard (each, a “Production Shortfall”), then it shall promptly provide Written notice of same to Off-Taker, and Provider shall exercise commercially reasonable efforts to obtain Affiliate Supplied Coke in the amount of any corresponding Production Shortfall, to the extent such Affiliate Supplied Coke is available. The price Off-Taker shall pay for Affiliated Supplied Coke Tonnage shall be the current Coke Price for equivalent Coke Tonnage f.o.b. the Mill, subject to any adjustment thereto pursuant to Schedule 5.1(b). Provider shall arrange for the delivery of Affiliate Supplied Coke to the Mill, and shall exercise commercially reasonable, good faith efforts to arrange for such deliveries in accordance with Off-Taker’s requested delivery schedule. Payment by Off-Taker to Provider for such Affiliate Supplied Coke shall be payable on the Due Date in respect of the Month during which such Affiliate Party Supplied Coke is delivered to Off-Taker. Off-Taker, in its sole discretion, shall have the right to waive a Production Shortfall and Provider’s obligation to provide Affiliate Supplied Coke by providing Provider with Written notice following its receipt of notice from Provider of any such Production Shortfall. Off-Taker’s notice shall set forth the duration and extent of such waiver.

6.5 Off-Taker Obtained Coke. Provider will promptly notify Off-Taker in Writing in the event it reasonably believes that a Production Shortfall will occur whereby it will be unable to supply Affiliate Supplied Coke to meet Off-Taker’s delivery schedule to cover such Production Shortfall. Such notice shall include Provider’s reasonable estimation of the corresponding shortfall by Week and duration of the shortfall. Following Off-Taker’s receipt of such notice, Off Taker may make commercially reasonable arrangements to acquire Off-Taker Obtained Coke, and Off-Taker shall so notify Provider in Writing of such arrangements. If the commercially reasonable price of Off-Taker Obtained Coke plus the actual, direct costs incurred by Off-Taker to deliver such Off-Taker Obtained Coke fob. the Mill is greater than the Coke Price for equivalent Coke Tonnage, then Provider shall reimburse Off-Taker for the amount of such excess. Such reimbursement shall be deducted from the amount otherwise payable in accordance with the Monthly invoice. If no Monthly invoice will be issued subsequent to such determination of the amount to be reimbursed by Provider, then such payment shall be due and payable by wire transfer within three (3) business days from the date of Off-Taker’s Written notice thereof to Provider. If Off-Taker secures Off-Taker Obtained Coke, then it shall use commercially reasonable efforts to limit its use of Off-Taker Obtained Coke to the time period for which Off-Taker reasonably believes, based on facts and circumstances disclosed in Writing by provider to Off-Taker, that the Production Shortfall will not be covered by Affiliate Supplied Coke.

6.6 Determination of Coke Tonnage. Provider will weigh all Coke delivered to Off-Taker by utilizing the outbound belt scales located within the Plant. Such scale shall have an accuracy of not less than plus or minus one quarter of one percent (+/- 0.25%), and Provider shall (i) calibrate such belt scale based upon a material test in accordance with the manufacturer’s instructions and the Association of American Railroads Scale Handbook 2006 Edition, at commercially reasonable intervals not less than two (2) times during the Initial Year and each Calendar Year; and (ii) perform periodic checks in respect of such belt scale in accordance with the manufacturer’s instructions, and a protocol to be agreed upon by the parties to perform daily, Weekly and other periodic maintenance and testing to maintain accuracy. A representative of such belt scale manufacturer will be present during and will approve each such materials test calibration, and Provider will provide Off-Taker with reasonable advance notice of such materials test calibration such that its designated representative(s) may be present during such materials test calibration. Provider shall also develop a protocol in respect of periodic testing of such belt scale between such calibrations, which shall be subject to approval of Off-Taker, such approval not to be unreasonably withheld. Off-Taker may at its cost, reasonably require such scales to be calibrated at more frequent intervals upon reasonable Written notice to Provider. Absent Manifest Error, such weight determinations shall be conclusive and binding on the Parties. All Coke Tonnage shall be adjusted to a ***** (*****%) moisture content based on the moisture sampling and analysis procedures under Section 5.1(a) in accordance with the following formula:

Tons Sold = (Total tons x (1- actual percentage moisture content)) ÷ *****

6.7 Supply of Conforming Feed Water.

(a) In General. Off-Taker shall supply, at no cost to Provider, all Conforming Feed Water reasonably required by Provider to operate the HRSGs in accordance with Prudent

Operating and Maintenance Practices at a rate up to ***** lbs/hr (the “Feed Water Supply Obligation”). Such Conforming Feed Water shall be provided on an instant (continuous) basis, and shall be delivered to the Feed Water Delivery Point.

(b) Non-Waiver. Provider’s acceptance of Feed Water that is not Conforming Feed Water shall not be construed as an ongoing waiver by Provider of Off-Taker’s obligation to provide Conforming Feed Water in accordance with Provider’s requirements.

6.8 Determination of Feed Water Flow, Temperature, Pressure and Purity.

(a) In General. Each Month, (i) the quantity of Feed Water delivered by Off-Taker to Provider during such Month shall be determined based upon the flow, pressure and temperature measurements of Feed Water conducted pursuant to Section 6.8(d) during such Month, and (ii) the quantity of Conforming Feed Water in respect of such Feed Water shall be determined based upon the temperature measurements of Feed Water conducted pursuant to Section 6.8(d) and the measurement of the Feed Water Constituents conducted pursuant to Section 6.8(g).

(b) Provider Feed Water Instruments. Provider shall, subject to Section 6.8(j), install (i) one (1) flow meter at the Feed Water Measurement Point, which shall continuously measure Feed Water flow (the “Provider Feed Water Flow Meter” and (ii) one (1) pressure instrument and one (1) temperature instrument at the Feed Water Measurement Point (to compensate the flow measurement), which shall continuously measure Feed Water temperature and pressure (each, a “Provider Feed Water Instrument” and, collectively, the “Provider Feed Water Instruments”). The Provider Feed Water Flow Meter shall measure Feed Water flow to an accuracy of not less than plus or minus one percent (+/- 1%). The Provider Feed Water Instruments shall respectively measure Feed Water pressure to accuracy of not less than plus or minus one percent (+/- 1%), and Feed Water temperature to accuracy of not less than plus or minus five degrees Fahrenheit (+/- 5° F).

(c) Off-Taker Feed Water Instruments. Off-Taker will, subject to Section 6.8(j), install reasonably proximate to the Feed Water Delivery Point (i) one (1) similarly designed flow meter, which shall continuously measure Feed Water flow and (ii) one (1) similarly designed pressure and one (1) similarly designed temperature instrument (to compensate the flow measurement), which shall continuously measure Feed Water temperature and pressure (collectively, the “Off-Taker Feed Water Instruments”) in accordance with the respective levels of accuracy set forth in Section 6.8(b).

(d) Feed Water Flow, Pressure and Temperature Measurement Procedures. When the Provider Feed Water Flow Meter and both Provider Feed Water Instruments are operating as designed, their respective measurements will be used to determine the flow, temperature and pressure of all corresponding Feed Water delivered to the Feed Water Measuring Point. If, however, the Provider Feed Water Flow Meter or any Provider Feed Water Instrument is not operating as designed, and the Off-Taker Feed Water Instruments are all operating as designed, then the Off-Taker Feed Water Instruments will be utilized to determine the Feed Water flow rate, temperature and pressure during the period of inoperability in respect of the Provider Feed Water Flow Meter or any Provider Feed Water Instrument. Absent Manifest Error, such (applicable) measurements shall be binding and conclusive on the Parties.

(e) Provider Feed Water Monitoring Equipment. Provider will, subject to Section 6.8(j), install redundant sample analyzers in respect of the Feed Water Constituents at the Feed Water Measurement Point (individually and collectively, “Provider Feed Water Monitoring Equipment”), Such Provider Feed Water Monitoring Equipment shall measure the Feed Water Constituents to the applicable levels of accuracy set forth in Schedule 5.2 relative to the applicable determined values. Sampling will be performed on a continuous basis in accordance with ASTM Standards.

(f) Off-Taker Feed Water Monitoring Equipment. Of Taker Will, subject to Section 6.8(j), install similarly designed sample analyzers in respect of the Feed Water Constituents reasonably proximate to the Feed Water Delivery Point (the “Off-Taker Feed Water Monitoring Equipment”), which shall measure the Feed Water Constituents to the applicable levels of accuracy set forth in Schedule 5.2. As applicable, sampling of the Feed Water Constituents will be performed on a continuous basis in accordance with ASTM Standards.

(g) Feed Water Constituent Measurement Procedures. When either of the redundant Provider Feed Water Monitoring Equipment is operating as designed, the corresponding measurements will be used to measure the Feed Water Constituents of all corresponding Feed Water delivered to the Feed Water Measuring Point. If, however, both of the redundant Provider Feed Water Monitoring Equipment are not operating as designed, and the Off-Taker Feed Water Monitoring Equipment is operating as designed, then the Off-Taker Feed Water Monitoring Equipment will be utilized to determine the Feed, Water Constituents during the period of inoperability in respect of both of. the redundant Provider Feed Water Monitoring Equipment. Absent Manifest Error, such (applicable) measurements shall be binding and conclusive on the Parties.

(h) Instrument Failures. If the Provider Feed Water Flow Meter or any Provider Feed Water Instrument, and the Off-Taker Feed Water Instruments are not operating as designed then, provided the flow of sufficient quantities of Feed Water continues on an uninterrupted basis, the quantity of Feed Water in MMBTU’s delivered during such period of inoperability shall be deemed to be the product of (y) the average MMBTU’s of Feed Water delivered during the one hundred twenty (120) hour period that immediately precedes such occurrence, subject to a proportionate adjustment (as applicable) for any increase or decrease in the number of HRSGs operating during such 120 hour period relative to the number if such FIRSGs operating during such period of inoperability, and (z) the duration (rounded to the nearest minute) of such failure. If either of the temperature instruments in respect of the Provider Feed Water Instrument or the Off-Taker Feed Water Instruments are not operating as designed, or if the redundant Provider Feed Water Monitoring Equipment and the Off-Taker Feed Water Monitoring Equipment are not operating as designed, then all Feed Water delivered during period of inoperability shall be presumed to be Conforming Feed Water unless Provider can otherwise demonstrate the existence of a nonconformity in respect of the Feed Water Constituents to the reasonable satisfaction of Off-Taker.

(i) Approval Rights. The Provider Feed Water Flow Meter, Provider Feed Water Instruments, Off-Taker Feed Water Instruments, Provider Feed Water Monitoring Equipment and Off-Taker Feed Water Monitoring Equipment shall be subject to the approval of the Parties, and the Parties shall approve the same, in Writing, at least six (6) Months prior to the commencement of the Initial Operating Period (and in any case prior to their installation).

6.9 Feed Water Processing and Delivery.

(a) In General. Provider shall accept Feed Water delivered to the Feed Water Delivery Point. Subject to the Minimum Steam Supply Obligation such Feed Water shall be processed by Provider into Steam on behalf of Off-Taker. The Plant shall deliver all Steam as it is processed from Feed Water to the Steam Delivery Point, and Off Taker shall accept delivery of all such Steam.

(b) Minimum Steam Supply Obligation. Following the Initial Operating Period, and for the balance of the Term and, as applicable, the Option Term, Provider shall supply a minimum of ***** lbs/hr of Conforming Steam on an instant (continuous) basis (the “Minimum Steam Supply Obligation”) which, on a net instant basis, equates to ***** MMBTUs/hr based upon the Nominal Conditions.

(c) Coordination. Not less than sixty (60) days prior to the commencement of the Initial Year or each Contract Year, Provider will provide Off-Taker with an expected schedule for Conforming Steam requirements based on scheduled maintenance and other conditions at the Mill during each such period. The Parties shall use commercially reasonable efforts to coordinate Provider’s Conforming Steam production with Provider’s scheduled maintenance of the HRSGs and with Off-Takers scheduled maintenance of its Mill. The Parties agree that the total scheduled HRSG maintenance in respect of all HRSGs shall not exceed forty eight (48) calendar days during the Initial Year or any Contract Year. Provider shall also exercise commercially reasonable efforts to limit scheduled maintenance such that one (1) HRSG is out of service during any single period.

(d) Supply Shortfall. In the event Provider does not deliver Conforming Steam to the Steam Delivery Point in accordance with the Minimum Steam Supply Obligation then Provider shall credit to Off-Taker (in accordance with the provisions of Section 3.6(c)(iii)) as liquidated damages, and not as a penalty, ***** percent (*****%) of the Feed Water Processing Fee in respect of shortfalls in the delivery of Conforming Steam at the Minimum Steam Supply Obligation (such shortfall being measured in Net MMBTUs). The Parties acknowledge that the foregoing liquidated damages are a reasonable estimation of the actual damages that would be incurred by Off-Taker in the event of any such occurrence.

(e) Non-Waiver. Off Taker’s acceptance of Steam that is not Conforming Steam or in quantities that do not meet the Minimum Steam Supply Obligation shall not be construed as a waiver by Off-Taker of Provider’s obligation to deliver the Minimum Steam Supply Obligation,

6.10 Determination of Steam Flow, Temperature, Pressure and Purity.

(a) In General. Each Month, (1) the quantity of Steam delivered by Provider to Off-Taker during such Month shall be determined based upon the flow, pressure and temperature measurements of Steam conducted pursuant to Section 6.10(d) during such Month, and (ii) the quantity of Conforming Steam in respect of such Steam shall be determined based upon the

Conforming Steam measurements of Steam conducted pursuant to Section 6.10(b) through 6.10(d).

(b) Provider Steam Measuring Meters and Instruments. Provider shall install (i) one (1) meter at the Steam Measuring Point, which shall be utilized to continuously measure Steam flow (the “Provider Steam Flow Meter”, and (ii) one (1) pressure and one (1) temperature instrument at the Steam Measurement Point (to compensate the Steam measurement), which shall continuously measure Steam temperature and pressure (each, a “Provider Steam Instrument” and, collectively, the “Provider Steam Instruments”). The Provider Steam Flow Meter shall measure Steam flow to accuracy of not less than plus or minus one percent (+1/-1%). The Provider Steam Instruments shall respectively measure Steam pressure to accuracy of not less than plus or minus one percent (+/-1%) and Steam temperature to accuracy of not less than plus or minus twenty degrees Fahrenheit (+/- 20° F.).

(c) Off-Taker Steam Instruments. Subject to Section 6.10(i), Off-Taker will install, reasonably proximate to the Steam Delivery Point, a similarly designed Steam flow meter and associated Steam pressure and temperature instruments (the “Off-Taker Steam Instruments”), which shall measure Steam temperature and pressure in accordance with the respective levels of accuracy set forth in Section 6.10(b).

(d) Steam Measurement Procedures. When the Provider Steam Flow Meter and Provider Steam Instruments are operating as designed, their respective measurements will be used to determine the quantity of all corresponding Steam delivered to the Steam Measuring Point. If, however, the Provider Steam Flow Meter or any Provider Steam Instrument is not operating as designed, and the Off-Taker Steam Instruments are operating as designed, then the Off-Taker Steam Instruments will be utilized to determine the flow rate, temperature and pressure of Steam during the period of inoperability in respect of the Provider Steam Flow Meter or any Steam Flow Instrument. Absent Manifest Error, such (applicable) measurements shall be binding and conclusive on the Parties.

(e) Steam Monitoring Equipment. Provider shall also install redundant sample analyzers in respect of the Steam Constituents at Steam Measurement Point (individually and collectively, “Provider Steam Monitoring Equipment”). Such Provider Steam Monitoring Equipment shall measure the Steam Constituents to the applicable levels of accuracy set forth in Schedule 5.3 relative to the applicable determined values. Sampling of Steam Constituents will be performed on a continuous basis in accordance with ASTM Standards.

(f) Off-Taker Steam Monitoring Equipment. Subject to Section 6.10(i), Off-Taker will install similarly designed sample analyzers in respect of the Steam Constituents reasonably proximate to the Steam Delivery Point (the “Off-Taker Steam Monitoring Equipment”), which shall measure the Steam Constituents to the applicable levels of accuracy set forth in Schedule 5.2. As applicable, sampling of the Steam Constituents will be performed on a continuous basis in accordance with ASTM Standards.

(g) Steam Constituent Measurement Procedures. When either of the redundant Provider Steam Monitoring Equipment is operating as designed, the corresponding measurements will be used to measure the Steam Constituents of all corresponding Steam delivered to the Steam Measuring Point. If, however, either of the redundant Provider Steam Monitoring Equipment is not operating as designed, and the Off-Taker Steam Monitoring Equipment is operating as designed, then the Off-Taker Steam Monitoring Equipment will be utilized to determine the Steam Constituents during the period of inoperability in respect of the Provider Steam Monitoring Equipment. Absent Manifest Error, such (applicable) measurements shall be binding and conclusive on the Parties.

(h) If the Provider Steam Flow Meter or any Provider Steam Instrument and any Off-Taker Steam Instruments are not operating as designed, then the quantity of Steam delivered during such period of inoperability shall be deemed to be the product of (y) the average pounds of Steam delivered for the ***** (*****) ***** period that immediately precedes such occurrence, subject to a proportionate adjustment (as applicable) for any increase or decrease in the number of HRSGs operating during such ***** period relative to the number if such HRSGs operating during such period of inoperability, and (z) the duration (*****) of such failure. If either of the temperature instruments in respect of the Provider Steam Instrument or the Off-Taker Steam Instruments are not operating as designed, or if the redundant Provider Steam Monitoring Equipment and the Off-Taker Steam Monitoring Equipment are not operating as designed, then all Steam delivered during period of inoperability shall be presumed to be Conforming Steam unless Off-Taker can otherwise demonstrate the existence of a nonconformity in respect of the Steam Constituents to the reasonable satisfaction of Provider.

(i) Approval Rights. The Provider Steam Flow Meter, the Provider Steam Instruments and the Off-Taker Steam Instruments shall be subject to the reasonable approval of the Parties, and the Parties shall approve the same at least six (6) Months prior to the commencement of the Initial Operating Period and in any case prior to their installation.

6.11 Maintenance and Calibration Obligations.

(a) Off-Taker’s Maintenance Obligations. Off-Taker shall install, maintain and, as reasonably required, replace at its sole cost and expense: (i) the water line and related equipment located on the Mill that are utilized to deliver the Feed Water from the Mill to the Feed Water Delivery Point; (ii) the Steam lines utilized to receive Steam from the Steam Delivery Point on Off-Taker’s premises; and (iii) the Off-Taker Feed Water Instruments, the Off-Taker Feed Water Monitoring Equipment, the Off-Taker Steam Instruments and the Off-Taker Steam Monitoring Equipment. The measurement accuracy of the Off-Taker Feed Water Instruments shall correspond to the level of accuracy, as applicable, in respect of the Provider Feed Water Flow Meter and the Provider Feed Water Instruments set forth in Section 6.8(b).

(b) Off-Taker’s Calibration Obligation. Off-Taker shall calibrate the Off-Taker Feed Water Instruments, the Off-Taker Feed Water Monitoring Equipment, the Off-Taker Steam Instruments and the Off-Taker Steam Monitoring Equipment. (i) at the frequency recommended by its manufacturer or, if no manufacturer’s recommendation exists, in accordance with Prudent Operating and Maintenance Practices; and (ii) in any event not less than once per six (6) Months. Off-Taker will notify Provider not less than twenty-four (24) Hours prior to the time of any calibrations so that Provider’s representatives may witness the calibrations. If, upon calibration, any Off-Taker Steam Instrument is determined to be inaccurate or to be in error, then it shall be promptly adjusted to record, as applicable, flow, temperature and pressure measurements correctly.

(c) Provider’s Maintenance Obligations. Provider shall install at the Feed Water Measuring Point and shall maintain and, as reasonably required, replace at its sole cost and expense (as an O&M Expense), (i) the water line and all related equipment beginning at the boundary of the Property and located within the Plant that are utilized to receive Feed Water from the Mill to the Plant; (ii) the HRSGs and all related equipment located within the Plant that are utilized to process such Feed Water into Steam; (iii) the Steam lines utilized to deliver Steam located within the Plant beginning at the boundary of the Property; and (iv) Provider Feed Water Flow Meter, Provider Feed Water Instruments, Provider Feed Water Monitoring Equipment, Provider Steam Flow Meter, Provider Steam Instruments and Provider Steam Monitoring Equipment.

(d) Provider’s Calibration Obligations. Provider shall calibrate (as an Operating Expense) each of the Provider Feed Water Flow Meter, Provider Feed Water Instrument, Provider Feed Water Monitoring Equipment, Provider Steam Flow Meter, Provider Steam Instruments and Provider Steam Monitoring Equipment (i) at the frequency recommended by its manufacturer or, if no manufacturer’s recommendation exists, in accordance with Prudent Operating and Maintenance Practices; and (ii) in any event not less than once per six (6) months. Provider will notify Off-Taker not less than twenty-four (24) Hours prior to the time of any calibrations so that Off Taker’s representatives may witness the calibrations. If, upon calibration any such meter or instrument is determined to be inaccurate or to be in error, then such meter or instrument shall be promptly adjusted to record, as applicable, flow, temperature and pressure measurements correctly.

6.12 Determination of MMBTUs. The Feed Water flow, temperature and pressure data, and the Steam flow, temperature and pressure data are the basis for determining the Net MMBTUs derived from Steam. The Provider Feed Water Flow Meter (in conjunction with the Provider Feed Water Instruments) and the Off-Taker Feed Water Instruments will be designed to automatically calculate Feed Water deliveries on a MMBTUs basis. The Provider Steam Flow Meter, the Provider Steam Instruments and the Off-Taker Steam Instruments will be designed to automatically calculate Steam deliveries on a MMBTUs basis. All such calculations will be reconciled by a computer program, which shall determine such Net MMBTUs on a real time basis. Such program will be developed by Provider, and will be approved by the Off-Taker in Writing prior to the commencement of the Initial Operating Period.

6.13 Supply and Usage of Natural Gas. Upon completion of construction of the Plant, and during the Initial Operating Period, Off-Taker shall provide, at no cost to Provider, natural gas in such quantities as are reasonably necessary to heat up the coke ovens within the Plant for initial start-up. Provider reasonably estimates, but does not guarantee, that its natural gas consumption will approximate the quantities set forth in Schedule 6.13; provided, however, (i) each Party acknowledges that the unit price for natural gas set forth in such Schedule 6.13 is incorporated solely for the convenience of the Parties and, accordingly, is not be construed as applying to Off-Taker’s natural gas supply obligation hereunder; and (ii) Provider shall not cause Off-Taker to incur a premium charge for natural gas when combined with the natural gas used at the Mill. Subject to the preceding sentence, the Parties agree to reasonably cooperate in coordinating both the start up of the Plant and Mill operations that consume natural gas to accommodate the start up schedule of the Plant and avoid such premium charge. For purposes of this Section 6.13, natural gas consumption in excess of ***** percent (*****%) of the quantities set forth in Schedule 6.13 is deemed to be unreasonable.

6.14 Supply of and Usage of Service Water. Off-Taker shall deliver to Provider, at no cost to Provider, Service Water to the Service Water Delivery Point in quantities as reasonably required by Provider. Such Service Water shall conform to the requirements for Coke quench water as set forth in the Installation Permit.

ARTICLE VII

DELIVERY AND RECEIPT OF COKE AND STEAM

7.1 Coke Deliveries.

(a) Delivery Point. All Coke deliveries shall be to the delivery end of Off-Taker’s conveyor belt that connects the Plant to Off-Taker’s coke storage area located within its Mill (the “Coke Delivery Point”).

(b) Risk of Loss. Title and all risk of loss, damage or destruction in respect of Conforming Coke will pass to and be assumed by Off-Taker upon its delivery to the Coke Delivery Point. Title and risk of loss of Nonconforming Coke shall not pass to Off-Taker if it is rejected by Off-Taker.

7.2 Feed Water Deliveries. All Feed Water deliveries shall be to the applicable interface located at the boundary of the Plant and the Mill (the “Feed Water Delivery Point”). Such interface location will be designated by the Parties in good faith at least six (6) Months prior to the commencement of the Initial Operating Period.

7.3 Steam Deliveries.

(a) Delivery Point. All Steam deliveries shall be to the pipeline interface located at the boundary of the Plant and the Mill (the “Steam Delivery Point”). Such interface location will be designated by the Parties in good faith at least six (6) Months prior to the commencement of the Initial Operating Period.

(b) Risk of Loss. All risk of loss, damage or destruction in respect of Steam will pass to and be assumed by Off-Taker upon its delivery to the Steam Delivery Point.

7.4 Service Water Delivery Point. All Service Water deliveries shall be to the applicable interface located at the boundary of the Plant and the Mill (the “Service Water Delivery Point”). Such interface location will be designated by the Parties in good faith at least six (6) Months prior to the commencement of the Initial Operating Period.

ARTICLE VIII

CHANGES IN GOVERNMENTAL REQUIREMENTS

8.1 Government Mandated Additional Expenditures.

(a) If, following the Effective Date, Provider determines that a change in Government Requirements may materially burden Provider’s performance of its obligations under this Agreement, then Provider shall so notify Off-Taker in Writing. Provider’s performance shall be materially burdened where any such Government Requirement has a material adverse impact on the (i) Coal Blend Standards, (ii) Coke or steam production capacity of the Plant; (iii) Guaranteed Coke Quality Standards; (iv) Guaranteed Coke Yield Percentage; (iv) Steam Specifications; (v) cost of operating or maintaining the Plant (including capital costs); or (vi) Provider’s performance obligations to third parties related to Coal purchasing, transportation, handling. and blending contracts. Such notice shall incorporate good faith proposals for complying with those changes in Government Requirements, including the estimated cost thereof. Provided, however, a change in Governmental Requirements does not include any notice, order, decree or other action by a Governmental Authority that results from Provider’s failure to comply with any permit, license, allowance or authorization required for developing, constructing or operating the Plant.

(b) During the sixty (60) calendar day period following deliver), of any such notice, Provider and Off-Taker shall negotiate in good faith to reach agreement as to (i) whether any such change in Government Requirements should be challenged, including the scope and manner of such challenge, and (ii) the most economical and commercially prudent methods for complying with such change in Government Requirements.

(c) If such negotiations result in agreement as to whether to challenge the change in Government Requirements or the methods for complying with the change in Government Requirements, then Provider shall promptly implement such challenge or methods as appropriate. Costs and charges associated with any such challenge (including, without limitation, attorneys’ and consultants’ fees) shall be borne equally by Provider and Off-Taker. Any fines and penalties shall be for the account of Provider, unless the imposition of such fines and penalties result as a consequence of any such challenge, in which case, they will be borne equally by Provider and Off-Taker. If no such agreement is reached or if such challenge is unsuccessful, then Provider will implement commercially reasonable methods for complying with the change in Government Requirements. In connection therewith, but subject to the limitations set forth in Sections 8.2 and 8.3, any associated Government Mandated Additional Capital Expenditures or Government Mandated Additional Expenses shall be performed at the lowest practicable cost at the time each such cost is incurred.

8.2 Government Mandated Additional Expenses. Off-Taker shall not be obligated to pay its share of any Government Mandated Additional Expenses if the aggregate amount of such Government Mandated Additional Expenses exceeds the product of (i) ***** dollars ($*****) in respect of each Year multiplied by (ii) the Cumulative Index Percentage as of the dates such Government Mandated Additional Expenses are incurred. Provided, however, in the event Off-Taker elects not to pay its share of those Government Mandated Additional Expenses that are in excess such $***** limitation per Year, Provider may, in its sole discretion, terminate this

Agreement without liability to Off-Taker by providing written notice thereof to Off-Taker at least ninety (90) calendar days prior to the date that Government Requirements in respect of such Government Mandated Additional Expenses take effect.

8.3 Government Mandated Additional Capital Expenditures. Government Mandated Additional Capital Expenditures shall have an assumed useful life equal to the greater of (i) seven (7) Contract Years or (ii) the remainder of the Term following completion of the Government Mandated Additional Capital Expenditures. As soon as the Government Mandated Additional Capital Expenditures have been completed, subject to Section 1.6(b), the Monthly amortized cost thereof for the remaining Months of the Term will be calculated based on the example set forth in Schedule 8.3, and ***** percent (*****%) of such allocated Monthly amortized cost shall be payable by Off-Taker to Provider in accordance with Section 3.6(c)(i)(F). Provided, however, if:

(a) Provider incurs a Government Mandated Additional Capital Expenditure, and if the remainder of the Term is less than seven (7) Contract Years, then Off-Taker shall not be obligated to pay to Provider the unamortized balance of such Government Mandated Additional Capital Expenditure as calculated in accordance with Schedule 8.3; and

(b) Off-Taker shall not be obligated to pay its share of any Government Mandated Additional Capital Expenditures if the aggregate amount of such Government Mandated Additional Capital Expenditures exceeds the product of (i) ***** dollars ($*****) multiplied by (ii) the Cumulative Index Percentage as of the dates such Government Mandated Additional Capital Expenditures are incurred. Provided however, if Off-Taker elects not to pay its share of Government Mandated Additional Capital Expenditures that are in excess of such aggregate limitation (namely the product of $***** multiplied by such Cumulative Index Percentage), Provider may, in its sole discretion, terminate this Agreement without liability to Off-Taker by providing written notice thereof to Off-Taker at least ninety (90) calendar days prior to the date that Government Requirements in respect of such Government Mandated Additional Capital Expenditures take effect.

ARTICLE IX

FORCE MAJEURE EVENT(S)

9.1 Provider Force Majeure Event(s).

(a) Definition. Provider Force Majeure Event(s) are:

(i) Any acts of God, acts of war, acts of the public enemy, acts of government (except for Government Mandated Additional Expenses and Government Mandated Additional Capital Expenditures), insurrections, riots, strikes, lockouts, boycotts, picketing or other disputes or differences with workers, interruptions of power supply to the Plant, explosions (not resulting from the negligence or willful misconduct of Provider), fires (not resulting from the negligence or willful misconduct of Provider), earthquakes, floods, other force or violence of the elements (including, without limitation, unusually severe weather), interruptions to transportation as a result of a third party force majeure event, embargoes, acts of military authorities or other causes of a similar nature which wholly or partly prevent the production of Coke or Steam by Provider or the delivery by Provider to Off-Taker of Coke or Steam; or

(ii) Force majeure event(s) is respect of Coal supply or Coal transportation contracts.

(b) Notice. Provider will provide Off-Taker with prompt Written notice of the nature and probable duration of each Provider Force Majeure Event and of the extent of its effects on Provider’s performance hereunder, including, without limitation, its good faith estimate of the amount of Coke and Steam, if any, that it will be able to deliver to Off-Taker during such Provider Force Majeure Event. Provider will exercise reasonable commercial efforts to deliver to Off-Taker the amount of Conforming Coke and Conforming Steam for -which it notifies Off-Taker it will be able to deliver during each Provider Force Majeure Event.

(c) Obligations of the Parties. Provider will use commercially reasonable efforts to attempt to limit the effects and duration of each Provider Force Majeure Event, including (as applicable) (i) producing Conforming Coke and Conforming Steam to the extent it is able to do so, (ii) restoring any damaged property necessary to reinstate the obligations of Provider under this Agreement, and (iv) supporting Off-Taker in locating alternate sources of substitute coke Tonnage for the duration of such Provider Force Majeure Event; provided, however, nothing in this Section shall be deemed to require Provider-to resolve any strike or other labor dispute except on terms that are satisfactory to Provider in its sole discretion. During a Provider Force Majeure Event, Off-Taker’s obligation to purchase Conforming Coke and Conforming Steam shall be limited to the Conforming Coke Tonnage and Conforming Steam that the Plant is to produce and deliver, but in any event not in excess of that which Provider indicated that it could supply to Off-Taker in Provider’s notice of the Provider Force Majeure Event given pursuant to Section 9.1(b). Once the Plant’s ability to produce and deliver Conforming Coke and/or Conforming Steam is no longer suspended as a result of the applicable Provider Force Majeure Event, the obligations of Provider and Off-Taker under this Agreement will be reinstated with (as respects Coke) a prorated portion of the Coke Supply and Purchase Obligation.

9.2 Off-Taker Force Majeure Event(s).

(a) Definition. Off-Taker Force Majeure Event(s) are any acts of God, acts of war, acts of the public enemy, acts of government (except for Government Mandated Additional Expenses and Government Mandated Additional Capital Expenditures), insurrections, riots, strikes, lockouts, boycotts, picketing or other disputes or differences with workers, interruptions of power supply to the Mill, explosions (not resulting from the negligence or willful misconduct of Off-Taker), fires (not resulting from the negligence or willful misconduct of Off-Taker), earthquakes, floods, other force or violence of the elements (including, without limitation, unusually severe weather), interruptions to transportation as a result of a third party force majeure event, embargoes, acts of military authorities or other causes of a similar nature which in whole or in part prevent Off-Taker from being able to accept or use Coke and/or Steam pursuant to this Agreement, or from being able to supply Conforming Feed Water in accordance with the Feed Water Supply Obligation.

(b) Notice. Off-Taker will provide Provider with prompt Written notice of the nature and probable duration of each Off-Taker Force Majeure Event and of the extent of its effects on Off-Taker’s performance hereunder.

(c) Obligations of the Parties. Off-Taker will use commercially reasonable efforts to attempt to limit the effects and duration of such Off-Taker Force Majeure Event, including (as applicable) purchasing Conforming Coke and Conforming Steam to the extent that it is able in good faith to utilize such Conforming Coke and Steam, and restoring any damaged property necessary to fully reinstate the obligations of Off-Taker under this Agreement; and as respects Off-Taker’s obligation to supply Conforming Feed Water in accordance with the Feed Water Supply Obligation, Off-Taker shall in any ease be obligated to exercise diligent efforts to provide sufficient quantities of Feed Water that conforms as closely as possible to Conforming Feed Water to enable Provider to operate the Plant on a commercially reasonable basis (with due regard to Plant safety and potential damage to Plant equipment including, without limitation, the FIRSGs). Provided, however, nothing in this Section shall be deemed to require Off-Taker to resolve any strike or other labor dispute except on terms that are satisfactory to such Off-Taker in its sole discretion. Once Off-Taker’s ability to perform is no longer suspended as a result of Off-Taker Force Majeure Event(s), the obligations of Off-Taker and Provider under this Agreement will be reinstated, subject to a prorated portion of, as applicable, Coke Supply and Purchase Obligation.

9.3 Non-Liability. Subject to Sections 9.1(c) and 9.2(c), the performance obligations of Parties under this Agreement shall be excused during the period of, as applicable, a Provider Force Majeure Event or an Off-Taker Force Majeure Event, and neither affected Party shall be liable to the other Party for such affected Party’s failure to perform its respective obligations hereunder during those periods.

ARTICLE X

DEFAULT, REMEDIES AND EARLY TERMINATION

10.1 Off-Taker’s Events of Default. Off-Taker shall be in default upon the occurrence of one or more of the following events (each an “Off-Taker Default”):

(i) A Payment Default by Off-Taker, which Payment Default remains uncured for ten (10) calendar days following the delivery of Written notice by Provider or its designee to Off-Taker;

(ii) If Off-Taker becomes Bankrupt; or

(iii) Except as provided in Sections 10.1(i) and (ii) hereof, if Off-Taker otherwise fails to perform, observe, or comply with any other term, condition, obligation, covenant or provision of this Agreement, and such breach (y) has not been corrected, cured or remedied within sixty (60) calendar days after Written notice of such breach has been delivered to Off-Taker, or (z) if such cure cannot reasonably be completed within such 60 (sixty) calendar day period, then Off-Taker promptly commences action(s) to effect a cure and continues to prosecute such cure with reasonable diligence thereafter.

Provided, however, that any cure commenced hereunder must be completed within one hundred and eighty (180) calendar days following the commencement of the corrective action(s).

10.2 Provider’s Events of Default. Provider shall be in default upon the occurrence of one or more of the following events (each a “Provider Default”):

(i) A Payment Default by Provider, which Payment Default remains uncured for ten (10) calendar days following the delivery of Written notice by Off-Taker or its designee to Provider.

(ii) If Provider does not, within ten (10) business days following the delivery by Off-Taker of Written notice to Provider regarding a failure to deliver Coke, or Affiliate Supplied Coke as required by this Agreement, commence corrective action to cure or remedy such failure, and prosecute such corrective action with reasonable diligence until such failure is cured or remedied. Provided, however, that any cure commenced hereunder must be completed within one hundred and twenty (120) days following the commencement of such cure;

(iii) If Provider, Sun Coal and Coke Company or SunCoke Energy, Inc. becomes Bankrupt;

(iv) If Provider does not fulfill its cure obligations in respect of Section 1.7(c) within the applicable cure periods set forth therein;

(v) Except as provided in Sections 10.2(i), (ii) and (iii) hereof, if Provider otherwise fails to perform, observe, or comply with any other term, condition, obligation, covenant or provision of this Agreement, and such breach (y) has not been corrected, cured or remedied within sixty (60) calendar days after Written notice of such breach has been delivered to Provider, or (z) if such cure cannot reasonably be completed within such sixty (60) calendar day period, then Provider promptly commences actions to effect a cure and continues to prosecute such cure with reasonable diligence thereafter. Provided, however, that any cure commenced hereunder must be completed within one hundred and eighty (180) calendar days following the commencement of the corrective action(s), except that, so long as Provider is exercising its best efforts to cure, such one hundred eighty (180) day calendar day limitation period shall not apply to any Provider Default in respect of Section 1.6, unless such Provider Default results from Provider’s bad faith breach thereof.

10.3 Pursuit of Remedies. Upon the occurrence of such an event of default under Section 10.1 or Section 10.2, either Party (as applicable) may pursue its corresponding legal remedies through the procedures set forth in Article XI.

10.4 Provider’s Termination Rights for Breach by Off-Taker. Upon the occurrence of (1) a Payment Default that is not cured by Off-Taker with ten (10) calendar days following delivery of Written notice by Provider or its designee to Off-Taker, (ii) Off-Taker becoming Bankrupt, or (iii) such other Off-Taker Default that is not cured prior to the expiration of the cure period set forth in Section 10.1(iii) then, in addition to pursuing its remedies pursuant to Section 10.3, Provider may terminate this Agreement effective immediately upon the delivery of Written notice thereof to Off-Taker. Upon any such termination, Provider shall be relieved of its obligations in respect of the supply and delivery of Coke and Steam, and within thirty (30) calendar days following the effective date of such termination Off-Taker shall pay Provider’s Damages to Provider, less any Mitigation Proceeds as such Mitigation Proceeds are realized by Provider pursuant to Provider’s duty to mitigate Provider’s Damages.

10.5 Off-Taker’s Termination Rights for Breach by Provider. Upon the occurrence of a (i) a Payment Default that is not cured by Provider with ten (10) calendar days following the delivery of Written notice thereof by Off-Taker or its designee to Provider, (ii) Provider becoming Bankrupt, or (iii) a Provider Default in respect of Section 10.2(4 10.2(iv) or 10.2 (v) that is not cured prior to the expiration of the respective cure period for the applicable Provider Default then, in addition to pursuing its remedies pursuant to Section 10.3, Off-Taker may terminate this Agreement effective immediately upon the upon the delivery of Written notice thereof to Provider. Upon such termination, Off-Taker. shall be relieved of its obligations in respect of the Coke Purchase and Supply Obligation, its obligation to accept Steam deliveries and to purchase Conforming Steam, and its obligation (if any) to pay Government Mandated Additional Expenditures. In addition, Provider shall be liable to Off-Taker for Off-Taker’s Damages. Provider shall pay such Off-Taker Damages to Off-Taker within thirty (30) calendar days following the effective date of such termination.

10.6 Early Termination without Event of Default. Each Party shall each have the right to terminate this Agreement effective immediately on delivery of Written notice of termination if:

(i) Within three (3) Months following the Effective Date, the Design Basis Approval does not occur; or

(ii) On or before July 1, 2008, (1) Permit No. 06070020 shall have been issued by the IKPA for developing, constructing and operating of the Plant, which is in form and substance acceptable to Provider in its sole discretion, and the appeal periods for all such permits, approvals, licenses, allowances and authorizations shall have expired without objection pending or any conditions not satisfactory to Provider pending; and (2) Permit No. 06070088 and 06070023 shall have been issued by the IEPA in connection with Off-Taker’s obligations under this Agreement, which are in form and substance acceptable to Off-Taker in its sole discretion, including, but not limited to, any and all necessary subdivision and other municipal approvals required to legally convey the Property to Provider, and the appeal periods for all such permits, approvals, licenses, allowances and authorizations shall have expired without objection pending or any conditions not satisfactory to Off-Taker pending; or

(iii) On or before July 1, 2008, the boards of directors of Off-Taker and Sunoco have not finally approved this Agreement and all related transaction documents to which they or their Affiliates are parties, in sole discretion of each such board of directors.

10.7 No Release of Accrued Obligations. No termination of this Agreement, except for termination under Section 10.6, shall release either Party from any obligations (including those arising out of a breach of this Agreement) that may have accrued under this Agreement prior to such termination.

ARTICLE XI

DISPUTE RESOLUTION

11.1 Attempt at Resolution. Except, for claims or causes of action in respect of Equitable Relief, should any claim, cause of action or dispute arise out of any of the provisions of this Agreement, the Parties shall first attempt in good faith to resolve such claim, cause of action or dispute though mediation before a disinterested third party to be selected by the Parties in good faith. The Parties shall exercise best efforts to select a mediator and to conduct such mediation within thirty (30) calendar days after either Party notifies the other that a claim, cause of action or dispute exists. If the Parties cannot resolve any such claim, cause of action or dispute through such mediation, then either Party may invoke the provisions of Section 11.2. This provision will not limit any Party from exercising any remedy it may have under this Agreement.

11.2 Interpretation and Dispute Resolution.

(a) Rules and Venue. Except as respects the exercise or prosecution of claims or causes of action for Equitable Relief, for which the Parties shall have the right to proceed in any court of appropriate jurisdiction, any claim, cause of action or dispute between the Parties arising out of or relating to this Agreement or the breach thereof, which the Parties are unable to resolve pursuant to (as applicable) Section 3.1(e)(iii), Section 3.6(f) or Section 11.1, shall be resolved by arbitration pursuant to the teens of the United States Arbitration Act, whether or not federal jurisdiction is obtained. Subject to Section 11.2(b), any and all arbitration(s) hereunder shall be conducted in Pittsburgh, Pennsylvania in accordance with the Commercial Arbitration Rules of the American Arbitration Association. Notwithstanding the foregoing, the Parties agree to preserve, without diminution, those remedies that any Party may employ or exercise freely, independently or in connection with an arbitration proceeding or after an arbitration proceeding is started.

(b) Panel. Any and all such arbitration(s) shall be conducted by a panel of three (3) arbitrators. The Parties shall attempt to agree on the selection of the three (3) arbitrators comprising the arbitration panel within forty-five (45) calendar days from receipt of notice of intent to arbitrate. If the Parties cannot agree on the arbitration panel then either Party may move to have the panel appointed by the United States District Court for the Western District of Pennsylvania, Pittsburgh Division. Time shall be of the essence in nomination of the arbitration panel. The arbitration award by the arbitration panel shall be final and binding, shall include reasonable interest at the Interest Rate. A judgment to enforce the arbitration award may be entered in any court of appropriate jurisdiction.

(c) Award. Upon the date of an arbitration award pursuant to this Section 11.2, if it is determined that an amount is due from one Party to the other Party, then such amount will be paid to the Party to whom it is due within ten (10) calendar days from the written determination of the arbitration panel. Overdue payments shall bear interest at the Interest Rate. The failure by such Party to pay any amount due or otherwise take the required actions within the required time hereunder shall be a default of this Agreement by such Party.

ARTICLE XII

MUTUAL UNDERTAKINGS: REPRESENTATIONS AND WARRANTIES

12.1 Cooperation. Each Party warrants to the other Party that this Agreement is not inconsistent with any existing respective legal or contractual obligations of such Party, including, without limitation, any agreements between such Party and that Party’s employees or third parties (such as any collective bargaining agreement(s) by which such Party may be bound).

12.2 Further Assurances. From time to time after the date hereof and without further consideration, the Parties shall take such other action, and execute such other documents and instruments, as either Party may reasonably request to more effectively carry out the transactions contemplated by this Agreement.

12.3 Compliance with Laws. Each Party represents and warrants to the other Party that no federal or state court of competent jurisdiction or any governmental authority or agency has enacted or issued a law, rule, regulation, order, decree or ruling, or taken any other action which, in the reasonable opinion of respective counsel to such Party, restrains, joins or otherwise prohibits any of the actions contemplated hereby.

ARTICLE XIII

MISCELLANEOUS PROVISIONS

13.1 Notices. All notices, requests and demands to or upon the Parties to be effective shall be in Writing. Except for invoices and communication pursuant to Section 3.6, such communications shall be addressed and directed to the Parties listed below as follows, or to such other address or recipient as either Party may designate in Writing:

If to Provider to:	If to Off-Taker to:

c/o SunCoke Energy, Inc. Mark McCormick Senior Vice President and General Counsel Parkside Plaza 11400 Parkside Drive Knoxville TN 37934 Fax: (865) 288 - 5281 Email: mdmccormick@sunocoinc.com	General Counsel United States Steel Corporation 600 Grant St. Room 6100 Pittsburgh, PA 15219-2800 Fax: (412) 433 - 1145

13.2 No Consequential or Exemplary Damages. NEITHER PROVIDER NOR OFF-TAKER, NOR ANY OF THEIR RESPECTIVE AFFILIATES OR ASSIGNEES SHALL BE LIABLE FOR ANY CONSEQUENTIAL DAMAGES (INCLUDING, WITHOUT

LIMITATION, DAMAGES IN RESPECT OF EXISTING OR FUTURE LOST PROFITS), OR FOR EXEMPLARY DAMAGES, IN RESPECT OF ANY BREACH(ES) OF THIS AGREEMENT (INCLUDING, WITHOUT LIMITATION, ANY BREACH(ES) OF THE WARRANTIES OR GUARANTEES HEREUNDER) OR OTHERWISE. EXCEPT FOR EQUITABLE RELIEF, THE REMEDIES OF THE PARTIES SET FORTH IN THIS AGREEMENT ARE EXCLUSIVE.

13.3 Confidentiality. Each Party and its Affiliates shall keep all information provided by one Party to the other, including this Agreement and the terms hereof (including, without limitation, the Coke Price, and the Feed Water Processing Fee) strictly confidential and will not disclose any such information to any third party. Provided, however, (i) Provider may disclose this Agreement to prospective investors in Provider subject to Off-Taker’s approval of terms and conditions in respect of the confidentiality of such disclosure, which approval shall not be unreasonably withheld by Off Taker; (ii) if either Party becomes legally required (by oral questions, interrogatories, request for information or documents, orders issued by any governmental authority, or any other process) to disclose such information, such Party will give prior notice to the other party of the requirement and the terms thereof and shall cooperate with the other party to minimize the disclosure of the information, seek a protective order or other appropriate remedy, and if such protective order or other remedy is not obtained, then such Party will furnish only that portion of such information that it is legally required to furnish; and (iii) either Party may disclose this Agreement and the terms hereof to the extent that such disclosure is required under the Securities Act of 1933, the Securities Exchange Act of 1934 or the rules and regulations promulgated thereunder, or by the rules of any applicable securities exchange. Notwithstanding the foregoing, this Section 13.3 shall not apply to such information that was (x) previously known by the Party receiving such information without obligation of confidentiality, (y) in the public domain (either prior to or after the furnishing of such documents or information hereunder) through no fault of such receiving party, or (z) later acquired by such receiving Party, without obligation of confidentiality, from another source not having an obligation of confidentiality to the disclosing Party.

13.4 Governing Law. This Agreement shall be construed in accordance with and governed by, the laws of the Commonwealth of Pennsylvania without regard to its conflicts of law provisions, and the rights and remedies of the Parties hereunder will be determined in accordance with such laws.

13.5 Severability. If any provision of this Agreement is found by a court of competent jurisdiction to be prohibited or unenforceable, it shall, as to such jurisdiction, be ineffective only to the extent of such prohibition or unenforceability, and. such prohibition or unenforceability shall not invalidate the balance of such provision to the extent it is not prohibited or unenforceable, nor invalidate the other provisions of this Agreement.

13.6 Entire Agreement. This Agreement, including Appendix A, the Schedules and Exhibit attached hereto, constitutes the entire agreement among the Parties concerning the subject matter hereof and supersedes and cancels any prior agreements, representations, warranties, or communications, whether oral or written, among the Parties regarding the transactions contemplated by, and the subject matter of, this Agreement. The provisions of this Agreement shall not be reformed, altered, or modified in any way by any practice or course of dealing prior to or during the term of the Agreement, and can only be reformed, altered, or modified by a Writing signed by authorized representatives of the Parties. The Parties specifically acknowledge that they have not been induced to enter into this Agreement by any representation, stipulation, warranty, agreement, or understanding of any kind other than as expressed in this Agreement.

13.7 Survival. The respective rights and obligations of the Parties pursuant to Article X1 and Sections 3.8, 8.3, 10.3, 10.4, 10.5, 10.7, 13.1, 13.2, 13.3, 13.4, 13.5, and 13.6 shall survive the termination of this Agreement.

13.8 Interpretation. For the avoidance of doubt, the Parties acknowledge that the performance obligations of (i) Provider hereunder are subject, as set forth herein, to the availability of Coals that conform to the Coal Blend Standards, Off-Taker’s supply of Conforming Feed Water in accordance with the Feed Water Supply Obligation, and the occurrence (as applicable) of Provider Force Majeure Event(s); and (ii) Off-Taker hereunder are subject to the occurrence (as applicable) Off-Taker Force Majeure Event(s).

13.9 Captions. The captions and headings in this Agreement are for convenience of reference purposes only and have no legal force or effect. Such captions and headings shall not be considered a part of this Agreement for purposes of interpreting, construing or applying this Agreement and will not define, limit, extend, explain or describe the scope or extent of this Agreement or any of its terms and conditions.

13.10 Construction of Agreement. This Agreement shall be construed as a contract of purchase and sale of goods.

13.11 Independent Contractor. Neither Party to this Agreement is the partner, legal representative or agent of the other, nor shall either Party have the right or authority to assume, create or incur any liability or any obligation of any kind implied, against or in the name or on behalf of the other.

13.12 Waivers and Remedies. The failure of either Party to insist in any one or more instances upon strict performance of any of the provisions of this Agreement or to take advantage of any of its rights hereunder shall not be construed as a waiver of any such provisions or the relinquishment of any such rights, but the same shall continue and remain in full force and effect. Except as otherwise expressly limited in this Agreement, all remedies under this Agreement shall be cumulative and in addition to every other remedy provided for herein or by law.

13.13 Assignability. Provider shall not Assign any of its interests, rights or obligations under this Agreement to any Transferee without the prior Written consent of Off-Taker, which consent may be withheld in Off-Taker’s sole discretion. Provided, however, the foregoing limitation shall not be construed as limiting (x) a Permitted Transfer, (y) Provider’s discretion in respect of hiring qualified contractors to perform services relating to the maintenance or repair of the Plant that are reasonably consistent with other comparable domestic coke making facilities that utilize SunCoke Energy, Inc.’s proprietary heat recovery coke making technology, or (z) Provider’s discretion in respect of the periodic acquisition of equipment, materials and supplies from third party vendors Off-Taker shall not Assign any of its rights or obligations under this Agreement to any Enterprise without the prior Written consent of Provider, which consent shall not be unreasonably withheld or delayed.

(Signatures on following page)

IN WITNESS WHEREOF, the Parties have caused this Agreement to be executed by their respective duly authorized officers as of the date first above written.

Gateway Energy & Coke Company, LLC		United States Steel Corporation

By:	/s/ M.H.R. Dingus	By:	/s/ John H. Goodish
Name:	M.H.R. Dingus	Name:	John H. Goodish
Title:	President	Title:	Executive Vice President & COO
Date:	March 7, 2008	Date:	February 28, 2008

APPENDIX A

Definitions

The definitions of certain capitalized terms are as follows:

“Actual Coal Blend Tonnage” means the Tonnage of each of the Coals comprising the applicable Coal Blend purchased from the applicable Coal supplier. The moisture content of such Coal Tonnage shall be determined by such Coal supplier determined consistent with generally accepted industry practice. Actual Coal Blend Tonnage will be relieved from inventory on a FIFO basis.

“Actual Coke Tonnage” means all Conforming and Nonconforming Coke Tonnage as adjusted to ***** percent (*****%) moisture in accordance with Section 6.6.

“Actual O&M Component” has the meaning set forth in Section 3.1(c)(v).

“Additional Direct Costs” has the meaning set forth in Section 4.2(b).

“Adjusted Fixed Price Component” has the meaning set forth in Section 3.1 (b)(ii).

“Adjustment Period” has the meaning set forth in Section 3.1(b)(ii).

“Affiliate” means any Enterprise that directly or indirectly controls, or is controlled by, or is under common control with any Party. For purposes of this definition, “control” of an Enterprise means the power, directly or indirectly, either (a) to vote fifty percent (50%) or more of the securities or, as applicable, the membership interest having ordinary voting power for the election of directors of such Party or Enterprise; or (b) to direct or cause the direction of the management and policies of such Party or Enterprise, whether by ownership interest, contract or otherwise.

“Affiliate Supplied Coke” means Conforming Coke obtained from Provider’s Affiliates.

“Agreement” is this Coke Sale and Feed Water Processing Agreement between the Parties dated as of the Effective Date (including Appendix A and the Schedules and Exhibit incorporated therewith), together with all Written amendments, revisions and modifications hereof made pursuant to Section 13.6.

“Annual Index Percentage” is the percentage change in the Weighted Index or, as applicable, the inflation index(es) that succeeds or replaces the components of such index for, as applicable, the twelve Month period described in Section 3.1(c)(iii) or the applicable Contract Year set forth in Section 2.2(b).

“Applicable Coke Tonnage” has the meaning set forth in Section 3.1(b)(iii).

“Article” is each of the Articles contained in this Agreement.

APPENDIX A

“ASME” means the American Society of Mechanical Engineers.

“Assessment Date” has the meaning set forth in Section 3.1(b)(iii).

“Assign” means assigning or delegating any of the rights or obligation of the Parties to any Enterprise, or either Party selling, leasing, transferring or voluntarily disposing of all or a substantial portion of its assets.

“ASTM Standards” means the applicable standards of the American Society for Testing and Materials.

“Bankrupt” means, with respect to any Party or any Enterprise to which this Agreement is Assigned:

(a) such Party or Enterprise applying for or consenting to the appointment of, or the taking of possession by, a receiver, custodian, trustee or liquidator of itself or of all or a substantial part of its property;

(b) such Party or Enterprise making a general assignment for the benefit of its creditors;

(c) such Party or Enterprise commencing a voluntary case under any bankruptcy code, as now or hereafter in effect (“Bankruptcy Code”);

(d) such Party or Enterprise filing a petition seeking to take advantage of any other law relating to bankruptcy, insolvency, reorganization, winding-up, or composition or readjustment of debts;

(e) such Party or Enterprise taking any action for the purpose of effecting any of the foregoing; or

(f) such Party or Enterprise is a defendant, respondent, alleged debtor, or has otherwise had commenced against it, in any court of competent jurisdiction, a proceeding or case under the Bankruptcy Code or a case seeking:

(i) its liquidation, reorganization, dissolution or winding-up, or the composition or readjustment of its debts;

(ii) the appointment of a trustee, receiver, custodian, liquidator or the like, of such Party or Enterprise or of all or any substantial part of its property; or

(iii) similar relief under any law relating to bankruptcy, insolvency, reorganization, winding-up, or composition or adjustment of debts; and such proceeding or case shall continue undismissed, or an order, judgment or decree approving or ordering any of the foregoing shall be entered and continue unstayed and in effect, for a period of sixty (60) or more calendar days, or

APPENDIX A

an order for relief against such Party or Enterprise shall be entered in a case under the Bankruptcy Code.

“Base Case Coal Blend” means a Coal Blend having a volatile matter content of *****% and a moisture content of *****%.

“Breeze” means the undersized coke less than or equal to ***** inches that is screened from the run of oven coke produced at the Plant, commonly referred to as breeze and nut coke.

“Coal(s)” are metallurgical coking coals that are reasonably available for use at the Plant.

“Coal Blend(s)” means each Coal blend selected by the Coal Committee and, as applicable, any Coal blend selected by Provider pursuant to Section 4.2(f), excluding trial Coal blends as set forth in Section 4.2(b).

“Coal Blend Standards” are the standards for selecting the Coal Blends. Those standards require that each Coal Blend (i) consist of not more than ***** (*****) Coals; (ii) consist of Coals having a minimum FSI of *****; (iii) actually produce Coke that will reasonably conform to the “mean” Guaranteed Coke Quality Standards set forth in Schedule 5.1(b) or any successor standards; (iv) have a volatile matter component of not less than ***** percent (*****%) and not more than ***** percent (*****%); (v) have a maximum targeted weighted average moisture content of ***** percent (*****%) as determined by moistures at the mine shipping points; (vi) having both a (y) sulfur content of not more than *****% and (z) partition ratio of not more than *****% (vii) allow for safe, reliable and efficient operation of the Plant; and (viii) allow for the operation of the Plant in accordance with Governmental Requirements. Provided, however, if there is a material change in the North American coal market that justifies the need to utilize more than ***** (*****) Coals, the Parties will confer in good faith to increase the limit in respect of the number of Coals set forth in subpart (i) herein to account for any such material change.

“Coal Committee” is the committee comprised of one (1) representative of Off-Taker and one (1) representative of Provider that selects, subject to Section 4.2(f), each Coal Blend for use in the production of Coke as particularly described in Section 4.1.

“Coal Cost Component”, including its manner of determination, is set forth in Section 3.1(e)(i).

“Coal Costs” are all costs, expenses and expenditures, including Taxes, related to sampling, testing, selecting, purchasing, storing, blending and handling of Coals, and in respect of transporting, and delivering the Coals and Coal Blends to the Plant. Coal Costs do not include overhead or administrative costs of Provider or its Affiliates. Furthermore, Coal Costs do (i) not include penalties, assessments and damages recovered by Provider in respect of Coal contracts with Coal suppliers to the extent such penalties, assessments and/or damages result in Coke Price reductions as set forth in Schedule 5.1(b), or any successor schedule in which case such penalties, assessments and/or damages shall be for the account of Provider, unless (ii) such penalties, assessments and/or damages exceed such Coke Price reductions, or such penalties,

APPENDIX A

assessments and/or damages do not result in a Coke Price reduction, in which ease such any such excess amount(s) or such penalties, assessments and/or damages not resulting in a Coke Price reduction will be deducted from the Coal Costs.

“Coke Delivery Point” has the meaning set forth in Section 7.1(a).

“Coke Price” has the meaning set forth in Section 3.1(a).

“Coke Supply and Purchase Obligation” has the meaning set forth in Section 6.2(a).

“Competitor” has the meaning set forth in Section 1.7(b)(ii)

“Conforming Coke” is Coke or Affiliate Supplied Coke Tonnage that does not exceed or, as applicable, is less than the “reject” standards set forth in Schedule 5.1(b) based upon the daily average analysis of each applicable shift sample.

“Conforming Feed Water” has, subject to Section 5.2(b), the meaning set forth in Section 5.2(a) and Schedule 5.2.

“Conforming Steam” has, subject to Section 5.3(b), the meaning set forth in Section 5.3(a) and Schedule 5.3.

“Consolidation” has the meaning set forth in Section 1.5. “Consolidation Period” has the meaning set forth in Section 1.6.

“Contract Year” means, subject to Section 3.1(a), each respective Year transpiring during the Term or (as applicable) the Option Term or the renewal thereof following the Initial Year.

“Contract Years” means two (2) or more Contract Years. “Credits” has the meaning set forth in Section 1.10.

“Cumulative Index Percentage” is the percentage change, from the Reference Month through the applicable determination period in respect of the Weighted Index, or the inflation index(es) that succeeds or replaces the components of such index.

“Debt” has the meaning set forth in Section 1.6.

“Design Basis Approval” has the meaning set forth in Section 5.2(b). “Due Date” has the meaning set forth in Section 3.6(e).

“Effective Date” has the meaning set forth in the introductory paragraph to this Agreement.

“Electrical Power Index” is the Electrical Power Price divided by $***** per MWH.

“Electrical Power Price” is the cost of electrical power per MWH paid by Provider as of the applicable determination date. Provided; however, the Electrical Power Price in respect of

APPENDIX A

the commencement of the Initial Operating Period is the cost of electrical power per MWH paid by Off-Taker in respect of electrical power consumed at the Mill as of the determination date.

“Employment Cost Index” is the Employment Cost Index - Union Manufacturing (Series Id: C1112013000000510I(B))published quarterly by the United States Department of Labor, Bureau of Labor Statistics, or the inflation index that succeeds or replaces such index,

“Enterprise” means an individual, firm, company, limited partner, limited liability corporation, corporation, association, trust, or other enterprise.

“Equitable Relief” is, in the context of the exercise or prosecution of claims or causes of action, any claim or cause of action for immediate relief (such as Provider’s remedies to stop goods in transit, withhold or refuse delivery, reclaim or replevy goods and resell goods), or in respect of equitable relief (such as, without limitation, temporary and permanent injunctive relief, and specific performance).

“Feed Water” means the water supplied by Off-Taker to Provider and delivered to the Feed Water Delivery Point, for use in the production of Steam.

“Feed Water Constituents” has the meaning set forth in Section 5.2(a).

“Feed Water Delivery Point” has the meaning set forth in Section 7.2.

“Feed Water Measuring Point” is a location to be designated by the Parties in good faith, and which is to be located at or in reasonable proximity to the Feed Water Delivery Point.

“Feed Water Processing Fee” has the meaning set forth in Section 3.2.

“Feed Water Supply Obligation” has the meaning set forth in Section 6.7(a).

“FIFO” has the meaning set forth in Section 3.1(e)(iii).

“Fixed Price Component” is set forth in Section 3.1(b).

“Forecast” has the meaning set forth in Section 3.1(c)(ii).

“Forecasted O&M Component”, including its manner of determination, is set forth in Section 3.1(e)(iv).

“Gateway Encumbrances” means Provider’s debt relating to (i) liens with respect to Taxes, assessments or other governmental charges, levies or impositions not due or payable or that are subject to a good faith challenge; and (ii) mechanic’s, workmen’s, materialmen’s and similar liens for amounts and charges that are not delinquent or that are subject to a good faith challenge, excluding any such lien that is obtained by Provider for the purpose of securing collateral for financing.

“General Facility Operating Guidelines” has the meaning set forth in Section 5.5.

APPENDIX A

“Governmental Authority(ies)” means any federal, state or local government, and political subdivision(s) thereof, and any entity(ies) exercising legislative, judicial, regulatory or administrative functions having or pertaining to government.

“Government Mandated Additional Capital Expenditures” means capital expenditures affecting the Plant for which an equally reliable and safe non-capital expenditure alternative that by itself is not reasonably available and economically feasible and which are required due to changes in Governmental Requirements made after the Effective Date (or with respect to compliance standards not reasonably ascertainable as of the Effective Date).

“Government Mandated Additional Expenses” are O&M Expenses required due to Changes in Governmental Requirements made after the Effective Date (or with respect to compliance standards not reasonably ascertainable as of the Effective Date).

“Government Mandated Additional Expenditures” means, collectively, Government Mandated Additional Capital Expenditures and Government Mandated Additional Expenses.

“Governmental Requirements” means any applicable law, regulation and regulatory order (and any official interpretations thereof) of any Governmental Authority in respect of the operation of the Plant, including (without limitation) any such law, regulation or regulatory order relating to environmental compliance by Provider with respect to the operation of the Plant.

“Guaranteed Coke Yield Percentage” has the meaning set forth in Section 3.1(e)(ii).

“Guaranteed Coke Quality Standards” are the guaranteed quality parameters for Coke set forth in Schedule 5.1(b).

“Guidelines” has the meaning set forth in Section 3.1(c)(ii).

“HRSG” means the each heat recovery steam generator located within the Plant.

“HRSGs” means two (2) or more of the heat recovery steam generators located within the Plant.

“Incidental Damages” are incidental damages permitted under 13 Pa. C.S. §2710, or as allowed pursuant to any amendment or re-codification thereof. Such damages specifically include, without limitation, reasonable storage and re-screening costs, and degradation and handling losses, incurred by Provider in connection with the stockpiling of Coke or Affiliate Supplied Coke.

“IEPA” has the meaning set forth in Section 1.10.

“Initial O&M Component”, including its manner of determination, is set forth in Section 3.1(e)(i).

“Initial Operating Period” means the period from the commencement of Coke production at the Plant through the last day of the calendar Month following the earlier of (i) the date

APPENDIX A

Provider notifies Off-Taker in Writing that the Plant has demonstrated the commercial capability of producing Coke at the full production level of the capacity of the Plant, or (ii) within one hundred twenty (120) days of the date when Coke production commences at the Plant.

“Initial Year” means the balance of the Year following the expiration of the Initial Operating Period.

“Installation Permit” has the meaning set forth in Section 1.10.

“Insurance Component”, including its manner of determination, is set forth in Section 3.1(d).

“Insurance Costs” has the meaning set forth in Section 3.1(d)(i).

“Insurance Inflation Adjustment” has the meaning set forth in Section 3.1(d)(i).

“Interest Rate” means an interest rate equal to ***** percent (*****%) above the rate announced by JP Morgan Chase Bank (or any successor in interest thereof) as its prime rate at the date of accrual of the late payment.

“Mandatory Emission Assessments” has the meaning set forth in Section 3.3(f).

“Manifest Error” means an arithmetical error, or a result that is not based upon a required standard.

“Material” has the meaning set forth in Section 1.5(iii).

“MMBTU(s)” has the meaning set forth in Section 3.2.

“Mill” means Off-Taker’s Granite City Works, located at Granite City, Illinois.

“Minimum Coal Inventory” has the meaning set forth in Section 4.2(e).

“Minimum Owner’s Equity” has the meaning set forth in Section 1.7(b)(ii).

“Minimum Ratability Standard” has the meaning set forth in Section 6.3.

“Minimum Steam Supply Obligation” has the meaning ser forth in Section 6.9(b).

“Mitigation Proceeds” means any (positive) difference between:

(A) The sum of the sales proceeds arising from third party commercially reasonable Coke sales (with such commercial reasonableness to be based upon (i) prevailing market conditions, (ii) the permitted storage capacity of the Plant in respect of Coke Tonnage; (iii) degradation and handling in respect of any Coke storage and third party sales; (iv) logistics and associated loading, transportation, delivery and unloading costs and expenses in respect of any such third party sales, (v) other relevant factors), plus any costs and expenses saved by Provider in connection therewith, minus

APPENDIX A

(B) The sum of (i) the product (y) the Coke Price less the Fixed Price Component of the Coke Price multiplied by (z) Coke Tonnage that is sold to such third parties, plus (ii) any other Incidental Damages incurred by Provider.

“Month” or “Monthly” refers to a calendar month beginning at 12:00 midnight on the last day of the preceding month and ending at 12:00 midnight on the last day of such calendar month, and transpiring in whole or in part during the Term or, as applicable, the Option Term.

“Monthly Coal Blend Tonnage” has the meaning set forth in Section 3.1(e)(i)(A).

“Monthly Adjusted Coal Blend Tonnage” has the meaning set forth in Section 3.1(e)(i)(B).

“Monthly Feed Water Processing Fee” has the meaning set forth in Section 3.2.

“Monthly Moisture Adjusted Coal Blend Tonnage” has the meaning set forth in Section 3.1(e)(i)(C).

“Net MMBTU(s)” has the meaning set forth in Section 3.2.

“Nominal Conditions” refers to (i) Steam interface conditions whereby such mass flow of ***** lbs/hr. has a temperature of *****°F, a pressure of ***** psig and enthalpy of ***** BTUs/lb., and (ii) Feed Water interface conditions whereby such mass flow of ***** lbs/hr. has a temperature of *****°F and enthalpy of ***** BTUs/lb.

“Nonconforming Coke” has the meaning set forth in Section 5.1(d).

“Off-Taker” means United States Steel Corporation, a Delaware corporation.

“Off-Taker Default” has the meaning set forth in Section 10.1.

“Off-Taker Feed Water Instruments” has the meaning set forth in Section 6.8(c).

“Off-Taker Feed Water Monitoring Equipment” has the meaning set forth in Section 6.8(f).

“Off-Taker Force Majeure Event(s)” has the meaning set forth in Section 9.2(a).

“Off-Taker Obtained Coke” means coke obtained by Off-Taker that is required to make up for any shortfall in the delivery of Coke in respect of any Production Shortfall and Affiliate Supplied Coke.

“Off-Taker Steam Instruments” has the meaning set forth in Section 6.10(c).

“Off-Taker’s Damages” means (i) any amounts due by Provider to Off-Taker under this Agreement as of the effective date of its termination; plus (ii) the present value, discounted at the rate of ***** percent (*****%) per annum, of the product of the difference (if any) between the (y) price of Off-Taker Obtained Coke f o.b. the Mill and (z) the Coke Price that would have been

APPENDIX A

payable by Off-Taker to Provider, multiplied by the minimum range of the Coke Supply and Purchase Obligation for all complete or partial Contract Years remaining in the Term (provided, for such Contract Years having less than 365 days, the foregoing amount is to be multiplied by a fraction, the numerator of which is the number of calendar days in such Contract Year, and the denominator of which is 365); plus (iii) the present value, discounted at the rate of ***** percent (*****%) per annum, of the product of ***** dollars ($*****) multiplied by the number of all complete or partial Contract Years remaining in the Term (provided, for such Contract Years having less than 365 days, $***** in respect of such Contract Years is to be multiplied by a fraction, the numerator of which is the number of calendar days in each such Contract Year, and the denominator of which is 365). (If the Agreement is terminated prior to or during the Initial Year, then the product determined pursuant to subparts (ii)(y) and (iii) herein shall be multiplied by fifteen (15) Contract Years.) Such Coke Price will be determined based upon the assumed utilization of the Base Case Coal Blend, and a reasonable market value estimation of the Coal Costs per Ton of Coke in respect of such Base Case Coal Blend. The Parties acknowledge that such damages are a reasonable estimation of Off-Taker’s actual damages in the event of Off-Taker’s termination of this Agreement pursuant to Section 10.5.

“Off-Taker Feed Water Monitoring Equipment” has the meaning set forth in Section 6.8(f).

“Off-Taker Steam Monitoring Equipment” has the meaning set forth in Section 6.10(f)

“O&M Component”, including its manner of determination, is set forth in Section 3.1(c).

“O&M Component Limit”, including its manner of determination, is set forth in Section 3.1(c)(iv).

“O&M Expense(s)” means (i) all costs, expenses and fees incurred by Provider in respect of operating and maintaining the Plant and in complying with the Coke and Steam delivery and supply obligations of Provider under this Agreement, all of which shall be consistent with U. S. GAAP, plus (ii) all Taxes in respect of all such costs, expenses, and fees. Provided, however, the (u) Pass-Through Expenses, (v) Insurance Costs, (w) Additional Direct Costs, (y) capital costs, and (z) fines or penalties in respect of violations of Governmental Requirements (including, without limitation, Governmental Requirements pertaining to the environment, and employee health and safety), unless caused by negligent or wrongful acts of Off-Taker or the failure of Off-Taker to act when having a duty to do so, are not O&M Expenses.

“Option Notice” has the meaning set forth in Section 2.2(b).

“Option Term” has the meaning set forth in Section 2.2(b)

“Other Realized Value” has the meaning set forth in Section 3.5(c).

“Owner” or “Owners” has the meaning set forth in Section 1.7(e).

“Parties” means Provider and Off-Taker.

APPENDIX A

“Party” means Provider or Off-Taker, depending upon the context in which the term is used.

“Pass-Through Expenses” has the meaning set forth in Section 3.3.

“Payment Default” means any failure by (i) Off-Taker to pay Provider in accordance with this Agreement, including Article III (including the payments in respect of the Coke Price, the adjustments thereto, the Feed Water Processing Fee, the Pass-Through Expenses and Taxes), Section 8.1(c), Section 8.3 or Section 11.2(c); or (ii) Provider to credit or otherwise pay amounts due by Provider to Off-Taker under this Agreement.

“Permitted Transfer” has the meaning set forth in Section 1.7(b).

“Plant” means the one hundred twenty (120) oven metallurgical coke making plant and related facilities (including, without limitation, the HRSGs and related piping and equipment) located adjacent to the Mill, and which is to be developed by Provider.

“Permitted Debt” has the meaning set forth in Section 1.6(b).

“Power Facility” has the meaning set forth in Section 5.2(b).

“Presumed O&M Expenses” has the meaning set forth in Section 3.1(c)(iii).

“Producer Price Index” is the Producer Price Index — Industrial Commodities Less Fuel (Series Id: WPUO3T15M05) published by the United States Department of Labor, Bureau of Labor Statistics.

“Production Shortfall” has the meaning set forth in Section 6.4.

“Property” means the real property upon which the Plant is to be constructed, which is described in the Purchase Agreement.

“Provider” means Gateway Energy & Coke Company, LLC.

“Provider Default” has the meaning set forth in Section 10.2.

“Provider Feed Water Flow Meter” has the meaning set forth in Section 6.8(b).

“Provider Feed Water Instrument(s)” has the meaning set forth in Section 6.8(b).

“Provider Feed Water Monitoring Equipment” has the meaning set forth in Section 6.8(e).

“Provider Force Majeure Event(s)” has the meaning set forth in Section 9.1(a).

“Provider’s Damages” include (i) any amounts due by Off-Taker to Provider under this Agreement as of the effective date of its termination; (ii) the present value, discounted at the rate of ***** percent (*****%) per annum, of (y) the product of (A) the Fixed Coke Price

APPENDIX A

Component, multiplied by (B) ***** (*****) as respects each complete or partial Contract Year remaining in the Term (provided, for such Contract Years having less than 365 days, the foregoing amount is to be multiplied by a fraction, the numerator of which is the number of calendar days in each such Contract Year, and the denominator of which is 365), plus (z) (as applicable) Taxes thereon; plus (iii) the present value, discounted at the rate of ***** percent (*****%) per annum, of the Monthly Feed Water Processing Fee for each Month remaining in the Term (which shall be reasonably estimated by Provider based upon historic production of Conforming Steam from Conforming Feed Water at or above the Minimum Steam Supply Obligation, and, as applicable, Steam produced from nonconforming Feed Water); plus (iv) the balance of all of the remaining Government Mandated Additional Capital Expenditures that would be payable by Off-Taker but for such termination. (If the Agreement is terminated prior to or during the Initial Year, then the product determined pursuant to subpart (ii)(y) and (iii) herein shall be multiplied by fifteen (15) Contract Years.) Provided, however, if Provider elects in good faith to shut down the Plant as a consequence of termination of this Agreement by Provider pursuant to Section 10.4, then Provider’s damages shall be the sum of (i) any amounts due under this Agreement as of the effective date of termination; (ii) severance benefits payable by Provider to its employees in accordance with generally accepted industry standards; (iii) as applicable, amounts payable by Provider to Governing Authorities pursuant to incentive programs related to the Plant; (iv) an amount equal to the gross book value of the Plant less accumulated book depreciation (as determined in accordance with U.S. GAAP); and (v) the balance of all of the Government Mandated Additional Capital Expenditures payable by Off-Taker. The Parties acknowledge that such damages are a reasonable estimation of Provider’s actual damages in the event of Provider’s termination of this Agreement pursuant to Section 10.4.

“Provider Steam Flow Meter” has the meaning set forth in Section 6.10(b).

“Provider Steam Instrument(s)” has the meaning set forth in Section 6.10(b).

“Provider Steam Monitoring Equipment” has the meaning set forth in Section 6.10(e).

“Provisional Guaranteed Coke Quality Standards” has the meaning set forth in Section 4.2(f)

“Provisional Period” has the meaning set forth in Section 3.6(a)(i).

“Prudent Operating and Maintenance Practices” means the practices, methods, standards and procedures generally accepted and followed by a prudent, diligent, skilled and experienced manager and operator acting in accordance with standards generally utilized in the United States with respect to the management, operation, maintenance, safety and loss prevention of manufacturing facilities having similar characteristics to the Plant which, at the particular time in question, in the exercise of reasonable judgment and in light of facts then known or that reasonably should have been known at the time a decision was made, would be expected to accomplish the desired results and goals, including such goals as efficiency, reliability, economy and profitability, in a manner consistent with Governmental Requirements considering the age of the Plant, and subject to its originally projected useful life of thirty (30) years.

APPENDIX A

“Purchase Agreement” means the agreement between the Parties in respect of the sale by Off Taker to Provider of the Property, which shall be consistent with the “Term Sheet”.

“Qualified Bank” means a financial institution having, at the time of determination for purposes of this Agreement a credit rating of at least “A” by Standard & Poor’s Corporation or at least “A2” by Moody’s Investors Service.

“Recomputed Section 45 Credit Amount” has the meaning set forth in Section 3.5(f).

“Reference Month” is July 2007.

“Reject Limits” are set forth in Schedule 5.1(b).

“Renewal Notice” has the meaning set forth in Section 2.2(a).

“Renewal Term” has the meaning set forth in Section 2.2(a).

“Section 45 Credits” has the meaning set forth in Section 3.5(a).

“Section 48B Credit Adjustment Percentage” has the meaning set forth in Section 3.1(b)(iii)

“Section 48B Credit Amount” has the meaning set forth in Section 3.1(b)(iii).

“Section(s)” are the sections and subsections of the Articles contained in this Agreement.

“Section 48B Credit” has the meaning set forth in Section 3.1(b)(iii),

“Service Water” means Off-Taker’s Mill service water supplied by Off Taker to Provider and delivered to the Service Water Delivery Point, for use in the Plant operations for Coke quenching operations, the operations of the pusher-charger machines located at the Plant, and other miscellaneous Plant operations for which the use of such service water is suitable. Service water does not include Feed Water.

“Service Water Delivery Point” has the meaning set forth in Section 7.4.

“Steam” is super heated steam delivered by the Plant to the Mill at the Steam Delivery Point.

“Steam Constituents” has the meaning set forth in Section 5.3(a).

“Steam Delivery Point” has the meaning set forth in Section 7.3(a).

“Steam Measuring Point” is a location to be designated by the Parties in good faith, and which is to be located at or in reasonable proximity to the Steam Delivery Point.

“Sun Coke” has the meaning set forth in Section 1.7(b)(i).

APPENDIX A

“Sunoco” means Sunoco, Inc., an Affiliate of Provider.

“Sunoco Realized Value”, including its manner of determination, is set forth in Section 3.5(b).

“Targeted Coke Production” means, as respects the (i) Base Case Coal Blend six hundred fifty thousand eight hundred fifty four (650,854) Tons of Conforming Coke for each Contract Year, and (ii) as respects each Coal Blend that contains a volatile matter content percentage which varies from the Base Case Coal Blend, the Conforming Coke Tonnage for each Contract Year provided for in the corresponding volatile matter content percentage set forth in the attached and incorporated Schedule 6.2.

“Tax Credit Agreement” has the meaning set forth in Section 3.1(b)(iii).

“Taxes” means any tax imposed by any Governmental Authority in the form of sales, use, excise, value added, environmental tax, state and local product tax, state and local inspection fees, or similar taxes, assessments, or fees, but specifically excludes Mandatory Emission Assessments, property taxes in respect of the Plant, taxes based on or measured in whole or in part by the net or gross income, gross or net receipts (other than sales and use taxes) or net worth or capital of Provider (but only to the extent so measured), franchise taxes or the Michigan single business tax. If the purchase of any Coke by Off-Taker is exempt from sales or use tax, then Off-Taker shall furnish Provider or its designee with a valid exemption certificate in form and content reasonably acceptable to Provider. In the event any exemption is subsequently denied by any Governmental Authority, and as a result Provider is assessed for such sales or use tax, then Off-Taker shall reimburse Provider for such Taxes, including all interest and penalties associated therewith. If Off-Taker reasonably disagrees with the amount of Taxes imposed by a Governmental Authority for which Off-Taker may be liable under this Agreement, then at Off-Taker’s request Provider shall reasonably cooperate with Off-Taker to attempt to resolve such disagreement. Costs and charges incurred by Provider in cooperating with Off-Taker (including, without limitation, attorneys’ and consultants’ fees) shall be borne entirely by Off-Taker.

“Term” has the meaning set forth in Section 2.1.

“Third Party Investor(s)” has the meaning set forth in Section 3.5(c).

“Ton” or “Tonnage” means a “short” ton of two thousand (2,000) pounds of Coal or Coke, as the case may be. Provided, however, Coke Tonnage shall be adjusted for the moisture content thereof in accordance with Section 6.6.

“Transfer” has the Meaning set forth in Section 1.7(a).

“Transferee” is any Enterprise, including a Third Party Investor, which is the recipient of a Transfer.

“Typical Coal Blend” is a Coal Blend having a volatile matter content of *****% and a moisture content of *****%.

APPENDIX A

“U.S. GAAP” has the meaning set forth in Section 1.5.

“Week” or “Weekly” refers to a calendar week beginning at 12:00 midnight on the Sunday and ending at 11:59 on the Saturday of the same week, and transpiring on whole or on part during the Term or, as applicable, the Option Term.

“Weighted Index” is the weighted percentage of the following Indexes:

Percentage (Weighting)	Index
*****%	Employment Cost Index
*****%	Producer Price Index
*****%	Electrical Power Index.

“Written” or “in Writing” mean any form of written communication or a communication by means of e-mail, telex, telecopier device, telegraph or cable, or overnight courier, and shall be deemed to have been duly given or made upon receipt, or in the case of any electronic transmission, when confirmation of receipt is obtained.

“Year” means a calendar year commencing on January 1st and ending on December 31St, and transpiring during the Term or, as applicable, the Option Term or (as applicable) the renewal thereof.

“Years” mean two (2) or more Years.

APPENDIX A

Schedule 1.4

Guarantee of Provider’s Obligations

GUARANTY

THIS GUARANTY, dated as of August [insert], 2007, (“Guaranty”), is made by SunCoke Energy, Inc., a Delaware corporation and Sun Coal and Coke Company a Delaware corporation (collectively referred to herein as “Guarantor”), for the benefit of United States Steel Corporation, a Delaware corporation (“US Steel”).

Recitals

A. This Guaranty is made pursuant to the Coke Sale and Feed Water Processing

Agreement entered into the date hereof by and between US Steel and Gateway Energy & Coke Company, LLC (“Gateway”).

B. This Guaranty is made for the benefit of US Steel to guarantee the performance by

Gateway of its obligations under the Coke Sale and Feed Water Processing Agreement (the obligations referred to herein are collectively referred to as the “Guaranteed Obligations”).

C. It is a condition to US Steel entering into the Coke Sale and Feed Water Processing Agreement that the Guarantor shall have executed and delivered this Guaranty.

D. The Guarantor will obtain benefits from Gateway entering into the Coke Sale and Feed Water Processing Agreement and, accordingly, desires to execute this Guaranty in order to satisfy the conditions described in the preceding paragraph and to induce US Steel to enter into the Coke Sale and Feed Water Processing Agreement,

E. The Guarantor acknowledges that it is bound by the restrictions on transfer of ownership pertaining to Guarantor as set forth in Section 1.7 of the Coke Sale and Feed Water Processing Agreement. Accordingly, such restrictions are particularly set forth in paragraph 16 of this Guaranty, and any breach thereof by Guarantor in respect thereof shall constitute a default by Guarantor of this Guaranty to the extent not cured by Guarantor as set forth in paragraph 17 of this Guaranty.

F. Except as respects the limited partnership interest of Jewell Coke Company L.P. held by Sunoco Inc. (R&M division), the Guarantor represents and warrants that its owner’s equity is the total owner’s equity set forth in Guarantor’s financial statements dated December 31, 2006.

Guaranty

NOW, THEREFORE, in consideration of the foregoing and other benefits accruing to the Guarantor, the receipt and sufficiency of which are hereby acknowledged, the Guarantor hereby

SCHEDULE 1.4

makes the following representations and warranties to US Steel and hereby covenants to US Steel as follows;

1. The Guarantor guarantees to US Steel the full performance of all Guaranteed

Obligations. The Guarantor understands, agrees and confirms that US Steel may enforce this Guaranty against the Guarantor without first proceeding against Gateway.

2. The liability of the Guarantor hereunder shall not be affected or impaired by (a)

any other continuing or other guaranty, undertaking or maximum liability of the Guarantor or of any other person as to the obligations and performance of Gateway; (b) any reduction of any such other guaranty or undertaking; (c) any payment made to US Steel in respect of the Guaranteed Obligations which US Steel repays to Gateway pursuant to court order in any bankruptcy, reorganization, arrangement, moratorium or other debtor relief proceeding, and the Guarantor waives any right to the deferral or modification of its obligations hereunder by reason of any such proceeding; (d) any assignment by Gateway of any of its rights under any of the Coke Sale and Feed Water Processing Agreement; or (e) the sale, transfer or other disposition by the Guarantor of any or all of its ownership interest in Gateway; provided, notwithstanding any other provision in this Guaranty, no action shall commence against the Guarantor unless and until written notice of default is first made upon Gateway and the Guarantor pursuant to the requirements set forth in the Coke Sale and Feed Water Processing Agreement, and Gateway or the Guarantor fails to cure such default within the applicable cure period set forth in the Coke Sale and Feed Water Processing Agreement.

3. Other than the notice required to be given to the Guarantor as specified in Section

2 of this Guarantee, the Guarantor hereby waives notice of acceptance of this Guaranty and notice of any liability to which it may apply, and waives promptness, diligence, presentment, demand of payment, protest, notice of dishonor or nonpayment of any such liabilities, suit or taking of other action by US Steel against the Guarantor.

4. US Steel may at any time and from time to time without the consent of or notice to the Guarantor, without incurring responsibility to the Guarantor, without impairing or releasing the obligations of the Guarantor hereunder upon or without any terms or conditions and in whole or in part:

(a) Exercise or refrain from exercising any rights against Gateway or otherwise act or refrain from acting;

(b) Settle or compromise any of the Guaranteed Obligations or any liability (including any of those hereunder) incurred directly or indirectly in respect thereof or hereof; and/or

SCHEDULE 1.4

(c) Consent to or waive any breach of, or any act, omission or default under, the Coke Sale and Feed Water Processing Agreement, or otherwise amend, modify or supplement the Coke Sale and Feed Water Processing Agreement.

5. No invalidity, irregularity or unenforceability of all or any part of the Guaranteed

Obligations shall affect, impair or be a defense to this Guaranty, and this Guaranty shall be primary, absolute and unconditional notwithstanding the occurrence of any event or the existence of any other circumstances which might constitute a legal or equitable discharge of a surety or guarantor except payment in full of the Guaranteed Obligations.

6. This Guaranty is a continuing one and all liabilities to which it applies or may apply under the terms hereof shall be conclusively presumed to have been created in reliance hereon. No failure or delay on the part of US Steel in exercising any right, power or privilege hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein expressly specified are cumulative and not exclusive of any rights or remedies which US Steel would otherwise have. Other than the notice required to be given to the Guarantor as specified in Section 2 of this Guarantee, no notice to or demand on the Guarantor in any case shall entitle the Guarantor to any other further notice or demand in similar or other circumstances or constitute a waiver of the rights of US Steel to any other or further action in any circumstances without notice or demand. It is not necessary for US Steel to inquire into the capacity or powers of Gateway or the officers, directors, or agents acting or purporting to act on its behalf, and any indebtedness made or created in reliance upon the professed exercise of such powers shall be guaranteed hereunder.

7. The Guarantor waives, to the maximum extent permitted by applicable law, any right to require US Steel to (a) proceed against Gateway or (as applicable) any other person; or (b) pursue any other of its remedies.

8. The Guarantor assumes all responsibility for being and keeping itself informed of Gateway’s financial condition and assets, and of all other circumstances bearing upon the risk of nonpayment or nonperformance of the Guaranteed Obligations and the nature, scope and extent of the risks which the Guarantor assumes and incurs hereunder, and agrees that US Steel shall have no duty to advise the Guarantor of information known to it regarding such circumstances or risks. Guarantor will provide to US Steel, no later than one hundred and eighty (180) days following the end of each fiscal year, audited financial statements and footnotes of Guarantor and, as applicable, Sunoco Inc. (R&M division). Along with such audited financial statements, Guarantor will also provide an approximation (+/-10%) of the owner’s equity of the Guarantor with respect to such financial statements.

9. If and to the extent that the Guarantor makes any payment or performance to US Steel pursuant to or in respect of this Guaranty, then any claim which the Guarantor may have against Gateway by reason thereof shall be subject and subordinate to the prior payment and performance in full of the Guaranteed Obligations to US Steel.

SCHEDULE 1.4

10. The Guarantor hereby agrees to pay all reasonable out-of-pocket costs and expenses of US Steel (including, without limitation, the reasonable fees and disbursements of counsel employed by US Steel) in connection with the enforcement of this Guaranty and any amendment, waiver or consent relating hereto against the Guarantor.

11. This Guaranty shall be binding upon the Guarantor and its successors and assigns, and shall inure to the benefit of US Steel and its successors and assigns. Guarantor will remain fully liable under this Guaranty notwithstanding the fact that (1) a third party becomes the owner of all or a portion of a membership or other interest in Gateway and/or (ii) Gateway assigns the Coke Sale and Feed Water Processing Agreement to a third party.

12. Neither this Guaranty nor any provision hereof may be changed, waived, discharged or terminated except with the written consent of US Steel and the Guarantor.

13. The Guarantor acknowledges that an executed (or conformed) copy of the Coke Sale and Feed Water Processing Agreement has been made available to its principal executive officers, and that such officers are familiar with the contents thereof.

14. All notices requests, demands or other communications pursuant hereto shall be made in writing (including telegraphic, telex, facsimile transmission or cable communication) and mailed, telegraphed, telexed, transmitted, cabled or delivered to the following addresses (or to such other address(es) designated by the Guarantor or US Steel):

If to the Guarantor:	SunCoke Energy, Inc.
Parkside Plaza 11400 Parkside Plaza Drive Knoxville, TN, 37934 Attention: Vice President and General Counsel FAX: (865) 288-5281
Confirm: (865) 288-5213

If to US Steel:	United States Steel Corporation 600 Grant St. Room 6100
Pittsburgh, PA 15219-2800
Attention: General Counsel FAX: (412) 433-1109 Confirm: (412) 433-4616

All such notices and communication shall be mailed, facsimile transmitted, or sent by overnight courier, and shall be effective when received.

15. This Guaranty and the rights and obligations of US Steel and of the Guarantor shall be governed by and construed in accordance with the law of the State of Pennsylvania.

16. Notwithstanding any other provision in this Guaranty, Guarantor shall not transfer any interest in Guarantor, nor shall Guarantor’s Affiliates (as applicable) transfer any membership or other interest in Guarantor, in whole or in part, to any Enterprise, including any Affiliate of a party (collectively, a “Transfer”), without the Written consent of US Steel, which

SCHEDULE 1.4

consent may be withheld by US Steel in its sole and absolute discretion, unless such proposed Transfer is a Permitted Transfer. A “Permitted Transfer” is a transfer whereby:

(i) Sunoco, Inc. or any of its wholly owned Affiliates will retain a combined ownership share of at least thirty percent (30%) in (y) Guarantor, provided, however, that in such event Gateway remains wholly owned by Guarantor and/or Guarantor’s wholly owned Affiliates; or

(ii) As of the date of such Transfer, and thereafter for the remaining balance of the term, and, as applicable, the option term and any renewal term of the Coke Sale and Feed Water Processing Agreement, the (y) respective owner’s equity of Gateway and Guarantor is a least One Hundred Million Dollars ($100,000,000) each, in each case based upon current audited financial statements prepared annually in accordance with U.S. GAAP (the “Minimum Owner’s Equity”); and (z) the proposed Transferee provides US Steel with reasonable assurances that it or its designee will be able to fulfill its obligations in respect of this Guaranty. Guarantor shall deliver or, as applicable, shall cause Gateway to deliver true and correct copies of such audited financial statements to US Steel not less than ten (10) calendar days prior to such Transfer and annually thereafter within ten (10) calendar days following the receipt thereof by Gateway and Guarantor.

Provided, however, and notwithstanding subparts (i) and (ii) hereof, as of the date of such proposed Transfer, and thereafter for the remaining balance of term and, as applicable, the option term and any renewal term of the Coke Sale and Feed Water Processing Agreement, a proposed Transfer will not be deemed to be a Permitted Transfer if either (y) such Transfer could reasonably be expected to diminish in a material manner the benefits and rights of US Steel under the Coke Sale and Feed Water Processing Agreement, including without limitation the benefits with respect to the Section 48B Credit under Section 3.1(b)(iii) or the Section 45 Credits under Section 3.5 thereof, or (z) the proposed Transferee (as such term is defined in of the Coke Sale and Feed Water Processing Agreement) or an Affiliate(s) (as such term is defined in of the Coke Sale and Feed Water Processing Agreement) of the proposed Transferee is a company engaged in the production of steel or the processing of steel into intermediate steel products for resale to manufacturers of end products or to wholesale distributors, where the gross revenue in respect of such proposed Transferee or its Affiliate(s) in such steel production or processing business applicable to North American sales is more than one billion dollars ($1,000,000,000.00) annually (hereinafter such company is referred to as a “Competitor”), provided however, such proposed Transfer shall not be deemed to be a Transfer to an Affiliate of a Competitor if the Transfer is to an Affiliate that is a passive investor in a Competitor, so long as such passive investment is, and continues to be, limited to not more than five percent (5%) of the ownership interests of such entity.

17. Provider acknowledges that any Transfer that is not a Permitted Transfer shall constitute a material default of this Guaranty. In the event such a default by Gateway or Guarantor (hereinafter individually referred to as “Party” or collectively referred to as “Parties”) is in respect of the Minimum Owner’s Equity obligation, then the Party(ies) in default shall be obligated cure such default by either delivering to US Steel, within ninety (90) days following its receipt of any such non-conforming audited financial statement(s), either (i) supplemental

SCHEDULE 1.4

audited financial statement(s), prepared in accordance with U.S. GAAP, which demonstrate that the total owner’s equity of such Party(ies) is at least the Minimum Owner’s Equity, or (ii) irrevocable letter(s) of credit in favor of US Steel issued by a Qualified Bank (as such phrase is defined in of the Coke Sale and Feed Water Processing Agreement) in an amount equal to the difference (rounded up to the nearest five million dollars ($5,000,000.00) between (y) the Minimum Owner’s Equity and (z) the total owner’s equity of such Party(ies) as determined by the applicable current audited financial statement(s) prepared in accordance with U.S. GAAP, until Gateway delivers or, as applicable, causes Sun Coke to deliver to Off-Taker a current audited financial statement (prepared in accordance with U.S. GAAP) which demonstrates that the total owner’s equity of such Party(ies) is at least the Minimum Owner’s Equity. Such irrevocable letter(s) of credit shall be immediately payable at the option of and upon first demand by US Steel on and at any time after the occurrence a “Provider Default” that is not cured during the applicable cure period set forth in Section 10.2 of the Coke Sale and Feed Water Processing Agreement. In the event such a “Provider Default” diminishes any of the benefits of US Steel under the Coke Sale and Feed Water Processing Agreement, including without limitation such benefits with respect to the Section 48B Credit under Section 3.1(b)(iii) or the Section 45 Credits under Section 3.5 of the Coke Sale and Feed Water Processing Agreement, Gateway or Guarantor (on behalf of Gateway) shall cure such default by fully mitigating the economic harm to US Steel arising from such Transfer within thirty (30) calendar days following discovery thereof by either of them or Gateway’s receipt of written notice thereof from US Steel (which notice shall reasonably describe such diminishment and the basis of its determination.).

18. The Parties acknowledge that US Steel will be irreparably harmed if the provisions of Sections 16 and 17 are breached, Accordingly, US Steel will be entitled to appropriate measures, including preliminary and permanent injunctive relief and (as applicable) specific performance, to prevent breaches of those Sections and to enforce those Sections, and in connection therewith will not be required to post a bond or other form of security as a condition of obtaining any temporary, preliminary or interim equitable relief (including without limitation, injunctive relief).

19. This Guaranty may be executed in one or more counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument.

SCHEDULE 1.4

IN WITNESS WHEREOF, the Guarantor has caused this Guaranty to be executed and delivered as of the date first above written.

SunCoke Energy, Inc.

By:
Name:
Title:

Sun Coal & Coke Company

By:
Name:
Title:

Acknowledged:

Gateway Energy & Coke Company, LLC

By:
Name:
Title:

SCHEDULE 1.4

Schedule 1.11

Service Water

1.0 INTRODUCTION

Provider’s Coke facility requires service water. The service water is to be supplied by Off Taker to Provider at the indicated tie-point.

2.0 REFERENCE DRAWINGS AND DOCUMENTS

P&ID - Service Water	GRC-92-1P-001 B
P&ID - Service.Water	GRC-92-1P-002 B
Utility Tie-Point and Interface Map	GRC-90-2A-001 F

3.0 INTERFACE CONTROLS

A control valve located at the inlet of the service water tank regulates water flow from US Steel by means of tank level indication. All service water used by GECC will be metered.

4.0 INTERFACE POINTS

The service water terminal point is located underground at the western boundary of the site, shall be in general accordance with the following:

• USS Pipe:	*****
• Pipe Size:	***** nominal diameter
• Pressure Class:	***** psi
• Pipe Schedule:	*****
• Material:	*****
• Material Specification:	*****
• Connection Type:	*****
• Pressure:	***** prig
• Temperature:	*****
• Tie-Point Coordinates:	*****

SCHEDULE 1.11

Schedule 1.11

Start Up Natural Gas Interface

1.0 INTRODUCTION

Provider’s facility requires natural gas for the initial heatup of the coke ovens.

2.0 REFERENCE DRAWINGS AND DOCUMENTS P&ID — Natural Gas

Utility Tie-Point and Interface Map    GRC-90-1P-001 B GRC-90-2A-001 F

3.0 SYSTEM DESIGN INFORMATION

Natural gas to the facility for heatup will be supplied by US Steel downstream of the US Steel meter station (*****”) and natural gas used by Provider will be metered,

4.0 INTERFACE CONTROLS

The natural gas interface is controlled by Provider’s pressure and flow regulator at the NG Flow Metering/Pressure Reduction station.

5.0 INTERFACE POINTS

The natural gas tie-point for start-up gas is located underground at the northern boundary of the site, shall be in general accordance with the following:

• Temporary Pipe Size:	*****
• Pressure Class:	*****
• Pipe Schedule:	*****
• Material:	***** (*****) ***** (*****)
• Material Specification:	*****
• Connection Type:	*****
• Pressure:	***** (*****) ***** (*****) *****
• Temperature:	*****
• Tie-Point Coordinates:	*****

SCHEDULE 1.11

Schedule 1.11

Steam Interface

1.0 INTRODUCTION

The Provider will supply high pressure steam. The superheated steam is generated by six single pressure heat recovery steam generators (HRSGs) which utilize the waste heat produced from the coke making process. High pressure steam lines originate from each of the HRSGs and are combined into a common header which is used to deliver steam to US Steel.

2.0 REFERENCE DRAWINGS AND DOCUMENTS P&ID-HP Steam - IIRSG

P&ID-HP Steam Header

P&ID-Feedwater System

Utility Tie-Point and Interface Map GRC-61-1P-001 B

GRC-61-IP-002 B GRC-61-1P-004 B GRC-90-2A-001 F

3.0 INTERFACE CONTROLS

The steam header pressure is controlled by the US Steel steam turbine in which all of the HRSGs will be in a following pressure mode operation.

4.0 INTERFACE POINTS

The steam tie-point is located on the pipe rack at the eastern corner of the site, shall be in general accordance with the following:

• Pipe Size:	*****
• Pressure Class:	*****
• Pipe Schedule:	*****
• Material:	*****
• Material Specification:	*****
• Connection Type:	*****
• Insulation:	*****
• Pressure:	*****
• Temperature:	*****
• Minimum Steam:	*****
• Tie-Point Coordinates [1]:	*****

[1]:	Tie-points coordinates specified are located at the Provider/Off-Taker fence line.
[2]:	Approximate elevation subject to final pipe rack design with allowance for 18’ of nominal clearance from bottom of truss to roadway.

SCHEDULE 1.11

Schedule 1.11

Boiler Feedwater Interface

1.0 INTRODUCTION

Off-Taker is to supply boiler feedwater to the indicated terminal point at the site boundary to Provider’s six heat recovery steam generators (HRSGs).

2.0 REFERENCE DRAWINGS AND DOCUMENTS

P&ID-HP Steam - HRSG	GRC-61-1P-001 B
P&ID-Feedwater Header	GRC-61-1P-003 B
P&ID-Feedwater System	GRC-61-1P-004 B
Utility Tie-Point and Interface Map	GRC-90-2A-001 F

3.0 INTERFACE CONTROLS

Boiler Feedwater flow is regulated through Gateway’s control valve in the supply line to each HRSG. Control valves maintain drum water levels based on three-element control scheme which include feedwater flow, drum level, and steam flow.

4.0 INTERFACE POINTS

The feedwater tie-point is located on the pipe rack at the eastern corner of the site, shall be in general accordance with the following:

• Pipe Size:	*****
• Pressure Class:	*****
• Pipe Schedule:	*****
• Material:	*****
• Material Specification:	*****
• Connection Type:	*****
• Insulation:	*****
• Pressure:	*****
• Temperature:	*****
• Tie-Point Coordinates [1]:	*****

[1]:	Tie-points coordinates specified are located at the Provider/Off-Taker fence line.
[2]:	Approximate elevation subject to final pipe rack design with allowance for 18’ of nominal clearance from bottom of truss to roadway.

SCHEDULE 1.11

Schedule 1.11

Coke Interface

1.0 INTRODUCTION

The Coke produced by the Provider facility is delivered via transfer conveyor (CV-3006) to the specified takeover point at Transfer Tower #3 (TT-3003). Transfer Tower #3 will be constructed by GECC and will include all chutework and diverter gates. The point of takeover occurs when the Coke is discharged from the chute (by Provider) onto the US Steel coke transfer conveyor. The chutework and diverter gate at the Transfer Tower #3 also will allow for screened furnace coke to be discharged to the ground.

2.0 REFERENCE DRAWINGS AND DOCUMENTS

Coke Interface Detail Drawing	GRC-30-2A-003 D
Utility Tie-Point and Interface Map	GRC-90-2A-001 F

3.0 INTERFACE CONTROLS

Coke will be discharged directly from CV-3006 through the chutework and onto the US Steel coke conveyor. Indication sensors for Power On and/or Zero Speed on the US Steel coke conveyor will provide external permissives and allow Provider to position the diverter gate accordingly for emergency Coke discharge.

4.0 INTERFACE POINTS

The Coke tie-point is located at the #3 Transfer Tower at the northeastern boundary of the site, shall be in general accordance with the following:

• Tie-Point Coordinates:	*****

SCHEDULE 1.11

Schedule 3.1(b)(ii)

Adjustment to Fixed Price Component

Table I

Fixed Price Component (Adjustment Period)	Effective Date in year of Passage of Repeal of Section 199 Production Activities Deduction under the Code
$*****	2009 (Adjustment Period = effective date through the remainder of the Term)
$*****	2010 (Adjustment Period = effective date through the remainder of the Term)
$*****	2011 (Adjustment Period = effective date through the remainder of the Term)
$*****	2012 (Adjustment Period = effective date through the remainder of the Term)
$*****	2013 (Adjustment Period = effective date through the remainder of the Term)
$*****	2014 (Adjustment Period = effective date through the remainder of the Term)
$*****	2015 (Adjustment Period = effective date through the remainder of the Term)
$*****	2016 (Adjustment Period = effective date through the remainder of the Term)
$*****	2017 (Adjustment Period = effective date through the remainder of the Term)
$*****	2018 (Adjustment Period = effective date through the remainder of the Term)
$*****	2019 (Adjustment Period = effective date through the remainder of the Term)
$*****	2020 (Adjustment Period = effective date through the remainder of the Term)
$*****	2021 (Adjustment Period = effective date through the remainder of the Term)
$*****	2022 (Adjustment Period = effective date through the remainder of the Term)
$*****	2023 (Adjustment Period = effective date through the remainder of the Term)
$*****	2024 (Adjustment Period = effective date through the remainder of the Term)
$*****	2025 (Adjustment Period = effective date through the remainder of the Term)
$*****	2026 (Adjustment Period = effective date through the remainder of the Term)

Table II

Fixed Price Component (Adjustment Period)	Effective Date in year subsequent to passage of Repeal of Section 199 Production Activities Deduction under the Code.
$*****	2009 (Adjustment Period = effective date through the remainder of the Term)
$*****	2010 (Adjustment Period = effective date through the remainder of the Term)
$*****	2011 (Adjustment Period = effective date through the remainder of the Term)
$*****	2012 (Adjustment Period = effective date through the remainder of the Term)
$*****	2013 (Adjustment Period = effective date through the remainder of the Term)
$*****	2014 (Adjustment Period = effective date through the remainder of the Term)
$*****	2015 (Adjustment Period = effective date through the remainder of the Term)
$*****	2016 (Adjustment Period - effective date through the remainder of the Term)
$*****	2017 (Adjustment Period - effective date through the remainder of the Term)
$*****	2018 (Adjustment Period = effective date through the remainder of the Term)
$*****	2019 (Adjustment Period = effective date through the remainder of the Term)
$*****	2020 (Adjustment Period = effective date through the remainder of the Term)
$*****	2021 (Adjustment Period = effective date through the remainder of the Term)
$*****	2022 (Adjustment Period = effective date through the remainder of the Term)
$*****	2023 (Adjustment Period = effective date through the remainder of the Term)
$*****	2024 (Adjustment Period = effective date through the remainder of the Term)
$*****	2025 (Adjustment Period = effective date through the remainder of the Term)
$*****	2026 (Adjustment Period = effective date through the remainder of the Term)

Note; Table I applies if the tax rate change is effective in the same year as the law changing the tax rate is passed, Table II applies if the tax rate change is effective in the year following the year in which the law changing the tax rate is passed.

SCHEDULE 3.1(b)(ii)

Schedule 3.1(b)(iii)

Hypothetical Calculation of Amounts Due as of the Adjustment Date Pursuant to Section 3.1(b)(iii)

Quarterly Calculation

Sample Calculation of Repayment of Sec 48B tax credit by Off-Taker

Assumptions

1.	*****

2.	*****

3.	*****

4.	*****

5.	*****

Principal and Interest Calculation Summary

Fixed Component
	Interest Rate	Coke Tonnage	Discount	Principal	Interest	Total
Dec 2009	*****	*****	*****	*****	*****	*****
Qtr 1, 2010	*****	*****	*****	*****	*****	*****
Qtr 2, 2010	*****	*****	*****	*****	*****	*****
Qtr 3, 2010	*****	*****	*****	*****	*****	*****
Qtr 4, 2010	*****	*****	*****	*****	*****	*****
Qtr 1, 2011	*****	*****	*****	*****	*****	*****
Qtr 2, 2011	*****	*****	*****	*****	*****	*****
Qtr 3, 2011	*****	*****	*****	*****	*****	*****
Qtr 4, 2011	*****	*****	*****	*****	*****	*****
Qtr 1, 2012	*****	*****	*****	*****	*****	*****
Qtr 2, 2012	*****	*****	*****	*****	*****	*****
Qtr 3, 2012	*****	*****	*****	*****	*****	*****
Qtr 4, 2012	*****	*****	*****	*****	*****	*****
Total		*****		*****	*****	*****

Interest Calculation Detail

	Principal	Interest	Dec 2008	Qtr 1, 2009	Qtr 2, 2009	Qtr 3, 2009	Qtr 4, 2009	Qtr 1, 2010	Qtr 2, 2010	Qtr 3, 2010	Qtr 4, 2010	Qtr 1, 2011	Qtr 2, 2011	Qtr 3, 2011	Qtr 4, 2011
Dec 2008	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
Qtr 1, 2009	*****	*****		*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
Qtr 2, 2009	*****	*****			*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
Qtr 3, 2009	*****	*****				*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
Qtr 4, 2009	*****	*****					*****	*****	*****	*****	*****	*****	*****	*****	*****
Qtr 1, 2010	*****	*****						*****	*****	*****	*****	*****	*****	*****	*****
Qtr 2, 2010	*****	*****							*****	*****	*****	*****	*****	*****	*****
Qtr 3, 2010	*****	*****								*****	*****	*****	*****	*****	*****
Qtr 4, 2010	*****	*****									*****	*****	*****	*****	*****
Qtr 1, 2011	*****	*****										*****	*****	*****	*****
Qtr 2, 2011	*****	*****											*****	*****	*****
Qtr 3, 2011	*****	*****												*****	*****
Qtr 4, 2011	*****	*****													*****

Interest rate assessed on discount: *****

SCHEDULE 3.1(b)(iii)

Total Periods: 36

	Period	Actual Tons	Per ton Value of 50% of Sec 48B		$ Amount of Sec 48B Discount		Interest Amount		Total Repayment Amount
December 2009	*****	*****	$	*****	$	*****	$	*****	$	*****
January 2010	*****	*****	$	*****	$	*****	$	*****	$	*****
February 2010	*****	*****	$	*****	$	*****	$	*****	$	*****
March 2010	*****	*****	$	*****	$	*****	$	*****	$	*****
April 2010	*****	*****	$	*****	$	*****	$	*****	$	*****
May 2010	*****	*****	$	*****	$	*****	$	*****	$	*****
June 2010	*****	*****	$	*****	$	*****	$	*****	$	*****
July 2010	*****	*****	$	*****	$	*****	$	*****	$	*****
August 2010	*****	*****	$	*****	$	*****	$	*****	$	*****
September 2010	*****	*****	$	*****	$	*****	$	*****	$	*****
October 2010	*****	*****	$	*****	$	*****	$	*****	$	*****
November 2010	*****	*****	$	*****	$	*****	$	*****	$	*****
December 2010	*****	*****	$	*****	$	*****	$	*****	$	*****
January 2011	*****	*****	$	*****	$	*****	$	*****	$	*****
February 2011	*****	*****	$	*****	$	*****	$	*****	$	*****
March 2011	*****	*****	$	*****	$	*****	$	*****	$	*****
April 2011	*****	*****	$	*****	$	*****	$	*****	$	*****
May 2011	*****	*****	$	*****	$	*****	$	*****	$	*****
June 2011	*****	*****	$	*****	$	*****	$	*****	$	*****
July 2011	*****	*****	$	*****	$	*****	$	*****	$	*****
August 2011	*****	*****	$	*****	$	*****	$	*****	$	*****
September 2011	*****	*****	$	*****	$	*****	$	*****	$	*****
October 2011	*****	*****	$	*****	$	*****	$	*****	$	*****
November 2011	*****	*****	$	*****	$	*****	$	*****	$	*****
December 2011	*****	*****	$	*****	$	*****	$	*****	$	*****
January 2012	*****	*****	$	*****	$	*****	$	*****	$	*****
February 2012	*****	*****	$	*****	$	*****	$	*****	$	*****
March 2012	*****	*****	$	*****	$	*****	$	*****	$	*****
April 2012	*****	*****	$	*****	$	*****	$	*****	$	*****
May 2012	*****	*****	$	*****	$	*****	$	*****	$	*****
June 2012	*****	*****	$	*****	$	*****	$	*****	$	*****
July 2012	*****	*****	$	*****	$	*****	$	*****	$	*****
August 2012	*****	*****	$	*****	$	*****	$	*****	$	*****
September 2012	*****	*****	$	*****	$	*****	$	*****	$	*****
October 2012	*****	*****	$	*****	$	*****	$	*****	$	*****
November 2012	*****	*****	$	*****	$	*****	$	*****	$	*****
December 2012	*****	*****	$	*****	$	*****	$	*****	$	*****
			$	*****	$	*****	$	*****	$	*****

SCHEDULE 3.1(b)(iii)

Schedule 3.1(c)(i)

Initial O&M Component Adjustment Factor

Initial O&M Component during the Initial Operating Period and Initial Year is the product of $***** per Ton of Coke and the Initial O&M Component adjustment factor of 1+ A, where:

A =    *****%

Example:

Assuming the Initial Operating Period commences as of September 2009, that indexes published as of the Month during which such Initial Operating Period commences have been determined as of March 2009, and that:

*****

Then “A” equals:

*****

Adjustment Factor = (1+ A) = *****

Initial O&M Component

$***** x (*****) = $***** x ***** = $***** per Ton of Coke

SCHEDULE 3.1(c)(i)

Schedule 3.1(c)(iv)

Adjustment Factor for the O&M Component Limit

O&M Component Limit for Year X is the product of $***** and the adjustment factor of (1+ A). “A” is determined in the following manner:

A=    *****%

Example:

Assume that:

*****

Then “A” equals:

*****

Adjustment Factor = (1+ A) = *****

O&M Component Limit for Contract Year 2012

$***** x (*****) = $***** x *****= $***** per Ton of Coke

SCHEDULE 3.1(c)(iv)

Schedule 3.1(c)(xi)

Gateway Energy & Coke Company

O&M Cost Adjustment Calculator

Annual Summary

	Year 2010					Year 2010
	1st QTR	2nd QTR	3rd QTR	4th QTR	Qtrly Total	Annual	Q1-Q3 Total	Settle Up
Production
Forecast	*****	*****	*****	*****	*****	*****
Actual	*****	*****	*****	*****	*****	*****

O&M Cost per NT
Forecast O&M	*****	*****	*****	*****		*****
Actual O&M	*****	*****	*****	*****		*****
Cap	*****	*****	*****	*****		*****

O&M Costs
Invoiced	*****	*****	*****	*****	*****	*****	*****
Actual	*****	*****	*****	*****	*****	*****	*****
	*****	*****	*****	*****	*****	*****	*****

Quarterly Adjustments
USS	*****	*****	*****	*****	*****	*****	*****	*****
Gateway	*****	*****	*****	*****	*****	*****	*****	*****
	*****	*****	*****	*****	*****	*****	*****	*****

Note: To the extent a provision in the body or definitions of the off-take agreement differs from this exhibit, the language in the body or definitions off-take agreement shall prevail.							*****

SCHEDULE 3.1(c)(xi)

Gateway Energy & Coke Company

O&M Cost Adjustment Calculator

Year: 2010

Quarter: 1st

	O&M Component Forecast	Actual O&M Component Actual	O&M Cap Cap
Coke Production (nt/year)	*****	*****
*****% of Forecast Volume		*****
Initial O&M Cap			*****
Cumulative Escalation			*****
O&M Costs ($/nt)	*****	*****	*****
Annual Amount	*****	*****	*****

Adjustment ($/nt)		Act vs Fcst Factor	Cap Factor
Actual vs Forecast		*****	*****
*****		*****
Net (Cost)/Credit		*****

Adjustment ($/month)
Net (Cost)/Credit		*****	*****
Factor %			*****
Net USS (Cost)/Credit		*****	*****

O&M Cost Summary		Costs	$/nt coke
US Steel Invoiced Amount		*****	*****
Adjustments – (Cost)/Credit
Actual vs. Forecast Factor	less	*****	*****
Cap Factor	less	*****	*****
Final USS Costs		*****	*****

O&M Adjustment Shares
Invoiced O&M Costs	*****
Actual O&M Costs	*****
Actual vs. Original Invoice Difference	*****
Adjustment %
US Steel Adjustment – (Cost)/Credit	*****	*****
Gateway Adjustment – (Cost)/Credit	*****	*****
Total Adjustment	*****	*****

Final O&M Cost Responsibility	Costs	Share %	$/nt coke
US Steel Costs Paid	*****	*****	*****
Gateway Costs	*****	*****	*****
Actual O&M Costs	*****	*****	*****

SCHEDULE 3.1(c)(xi)

Gateway Energy & Coke Company

O&M Cost Adjustment Calculator

Year: 2010

Quarter: 2nd

	O&M Component Forecast	Actual O&M Component Actual	O&M Cap Cap
Coke Production (nt/year)	*****	*****
*****% of Forecast Volume		*****
Initial O&M Cap			*****
Cumulative Escalation			*****
O&M Costs ($/nt)	*****	*****	*****
Annual Amount	*****	*****	*****

Adjustment ($/nt)		Act vs Fcst Factor	Cap Factor
Actual vs Forecast		*****	*****
*****		*****
Net (Cost)/Credit		*****

Adjustment ($/month)
Net (Cost)/Credit		*****	*****
Factor %		*****
Net USS (Cost)/Credit		*****	*****

O&M Cost Summary		Costs	$/nt coke
US Steel Invoiced Amount		*****	*****
Adjustments – (Cost)/Credit
Actual vs. Forecast Factor	less	*****	*****
Cap Factor	less	*****	*****
Final USS Costs		*****	*****

O&M Adjustment Shares
Invoiced O&M Costs	*****
Actual O&M Costs	*****
Actual vs. Original Invoice Difference	*****
Adjustment %
US Steel Adjustment – (Cost)/Credit	*****	*****
Gateway Adjustment – (Cost)/Credit	*****	*****
Total Adjustment	*****	*****

Final O&M Cost Responsibility	Costs	Share %	$/nt coke
US Steel Costs Paid	*****	*****	*****
Gateway Costs	*****	*****	*****
Actual O&M Costs	*****	*****	*****

SCHEDULE 3.1(c)(xi)

Gateway Energy & Coke Company

O&M Cost Adjustment Calculator

Year: 2010

Quarter: 3rd

	O&M Component Forecast	Actual O&M Component Actual	O&M Cap Cap
Coke Production (nt/year)	*****	*****
*****% of Forecast Volume		*****
Initial O&M Cap			*****
Cumulative Escalation			*****
O&M Costs ($/nt)	*****	*****	*****
Annual Amount	*****	*****	*****

Adjustment ($/nt)		Act vs Fcst Factor	Cap Factor
Actual vs Forecast		*****	*****
*****		*****
Net (Cost)/Credit		*****

Adjustment ($/month)
Net (Cost)/Credit		*****	*****
Factor %
Net USS (Cost)/Credit		*****	*****

O&M Cost Summary		Costs	$/nt coke
US Steel Invoiced Amount		*****	*****
Adjustments – (Cost)/Credit
Actual vs. Forecast Factor	less	*****	*****
Cap Factor	less	*****	*****
Final USS Costs		*****	*****

O&M Adjustment Shares
Invoiced O&M Costs	*****
Actual O&M Costs	*****
Actual vs. Original Invoice Difference	*****
Adjustment %
US Steel Adjustment – (Cost)/Credit	*****	*****
Gateway Adjustment – (Cost)/Credit	*****	*****
Total Adjustment	*****	*****

Final O&M Cost Responsibility	Costs	Share %	$/nt coke
US Steel Costs Paid	*****	*****	*****
Gateway Costs	*****	*****	*****
Actual O&M Costs	*****	*****	*****

SCHEDULE 3.1(c)(xi)

Gateway Energy & Coke Company

O&M Cost Adjustment Calculator

Year: 2010

Quarter: 4th

	O&M Component Forecast	Actual O&M Component Actual	O&M Cap Cap
Coke Production (nt/year)	*****	*****
*****% of Forecast Volume		*****
Initial O&M Cap			*****
Cumulative Escalation			*****
O&M Costs ($/nt)	*****	*****	*****
Annual Amount	*****	*****	*****

Adjustment ($/nt)		Act vs Fcst Factor	Cap Factor
Actual vs Forecast		*****	*****
*****		*****
Net (Cost)/Credit		*****

Adjustment ($/month)
Net (Cost)/Credit		*****	*****
Factor %		*****
Net USS (Cost)/Credit		*****	*****

O&M Cost Summary		Costs	$/nt coke
US Steel Invoiced Amount		*****	*****
Adjustments – (Cost)/Credit
Actual vs. Forecast Factor	less	*****	*****
Cap Factor	less	*****	*****
Final USS Costs		*****	*****

O&M Adjustment Shares
Invoiced O&M Costs	*****
Actual O&M Costs	*****
Actual vs. Original Invoice Difference	*****
Adjustment %
US Steel Adjustment – (Cost)/Credit	*****	*****
Gateway Adjustment – (Cost)/Credit	*****	*****
Total Adjustment	*****	*****

Final O&M Cost Responsibility	Costs	Share %	$/nt coke
US Steel Costs Paid	*****	*****	*****
Gateway Costs	*****	*****	*****
Actual O&M Costs	*****	*****	*****

SCHEDULE 3.1(c)(xi)

Gateway Energy & Coke Company

O&M Cost Adjustment Calculator

Year: 2010

Quarter: Full Year

	O&M Component Forecast	Actual O&M Component Actual	O&M Cap Cap
Coke Production (nt/year)	*****	*****
*****% of Forecast Volume		*****
Initial O&M Cap			*****
Cumulative Escalation			*****
O&M Costs ($/nt)	*****	*****	*****
Annual Amount	*****	*****	*****

Adjustment ($/nt)		Act vs Fcst Factor	Cap Factor
Actual vs Forecast		*****	*****
*****		*****
Net (Cost)/Credit		*****

Adjustment ($/month)
Net (Cost)/Credit		*****	*****
Factor %		*****
Net USS (Cost)/Credit		*****	*****

O&M Cost Summary		Costs	$/nt coke
US Steel Invoiced Amount		*****	*****
Adjustments – (Cost)/Credit
Actual vs. Forecast Factor	less	*****	*****
Cap Factor	less	*****	*****
Final USS Costs		*****	*****

O&M Adjustment Shares
Invoiced O&M Costs	*****
Actual O&M Costs	*****
Actual vs. Original Invoice Difference	*****

Adjustment %
US Steel Adjustment – (Cost)/Credit	*****	*****
Gateway Adjustment – (Cost)/Credit	*****	*****
Total Adjustment	*****	*****

Final O&M Cost Responsibility	Costs	Share %	$/nt coke
US Steel Costs Paid	*****	*****	*****
Gateway Costs	*****	*****	*****
Actual O&M Costs	*****	*****	*****

SCHEDULE 3.1(c)(xi)

USS Granite City

Initial Operating Period O&M

	Applicable Contract Calendar:		2007 BASE		Initial Operating Period 2008
	Applicable Index:		January 2007	September 2007	March 2009	September 2009
	Weighting		Index Level	Index Level	Index Level	Price Level
Index Name
Employment Cost Index	*****	%	*****	*****	*****
Producer Price Index	*****	%	*****	*****	*****
***** Price of Electricity in $/MWh	*****	%	*****			*****
	Cumulative Index Percentage				*****

	2007	Initial Operating Period 2009
Initial Operating Period O&M	*****	*****

SCHEDULE 3.1(c)(xi)

USS Granite City

Sample O&M Component Limit Calculator

	Applicable Contract Calendar:		2007 BASE		Full Production
	Applicable Index:		January 2007	June 2007	June 2009	June 2010	June 2011
	Weighting		Index Level	Index Level	Index Level	Index Level	Index Level
Index Name
Employment Cost Index	*****	%	*****	*****	*****	*****	*****
Producer Price Index	*****	%	*****	*****	*****	*****	*****
***** Price of Electricity in $/MWh	*****	%	*****	*****	*****	*****	*****
	Cumulative Index Percentage				*****	*****	*****

	Applicable Forecast Cap Year:		Full Production
			2010	2011	2012
*****		2007	Contract Yr 1	Contract Yr 2	Contract Yr 3
Total O&M Cap/ton (exclude general insurance) in 2006		*****	*****	*****	*****

SCHEDULE 3.1(c)(xi)

2013	2014	2015	2016	2017	2018	2019	2020	2021	2022	2023	2024
Contract Yr 4	Contract Yr 5	Contract Yr 6	Contract Yr 7	Contract Yr 8	Contract Yr 9	Contract Yr 10	Contract Yr 11	Contract Yr 12	Contract Yr 13	Contract Yr 14	Contract Yr 15
June 2012	June 2013	June 2014	June 2015	June 2016	June 2017	June 2018	June 2019	June 2020	June 2021	June 2022	June 2023
Index Level	Index Level	Index Level	Index Level	Index Level	Index Level	Index Level	Index Level	Index Level	Index Level	Index Level	Index Level
*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****

2013	2014	2015	2016	2017	2018	2019	2020	2021	2022	2023	2024
Contract Yr 4	Contract Yr 5	Contract Yr 6	Contract Yr 7	Contract Yr 8	Contract Yr 9	Contract Yr 10	Contract Yr 11	Contract Yr 12	Contract Yr 13	Contract Yr 14	Contract Yr 15
*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****

SCHEDULE 3.1(c)(xi)

Gateway Energy & Coke Company

O&M Cost Adjustment Calculator

Annual Summary

	Year 2010					Year 2010
	1st QTR	2nd QTR	3rd QTR	4th QTR	Qtrly Total	Annual	Q1-Q3 Total	Settle Up
Production
Forecast	=‘1st QTR’!D10	=‘2nd QTR’!D10	=‘3rd QTR’!D10	=‘4th QTR’!D10	=SUM(B14:E14)	=IF(E$15=“”,“”,‘Full Year’!D10)
Actual	=‘1st QTR’!E10	=‘2nd QTR’!E10	=‘3rd QTR’!E10	=‘4th QTR’!E10	=SUM(B15:E15)	=IF(E$15=“”,“”,‘Full Year’!E10)

O&M Cost per NT
Forecast O&M	=IF(B$15=0,“”,‘1st QTR’!$D14)	=IF(C$15=0,“”,‘2nd QTR’!$D14)	=IF(D15=0,“”,‘3rd QTR’!$D14)	=IF(E15=0,“”,‘4th QTR’!$D14)		=IF(E$15=“”,“”,‘Full Year’!D14)
Actual O&M	=IF(B$15=0,“”,‘1st QTR’!$E14)	=IF(C$15=0,“”,‘2nd QTR’!$E14)	=IF(D15=0,“”,‘3rd QTR’!$E14)	=IF(E15=0,“”,‘4th QTR’!$E14)		=IF(E$15=“”,“”,‘Full Year’!E14)
Cap	=IF(B$15=0,“”,‘1st QTR’!$F14)	=IF(C$15=0,“”,‘2nd QTR’!$F14)	=IF(D15=0,“”,‘3rd QTR’!$F14)	=IF(E15=0,“”,‘4th QTR’!$F14)		=IF(E$15=“”,“”,‘Full Year’!F14)

O&M Costs
Invoiced	=IF(B$15=0,“”,B15* B18)	=IF(C$15=0,“”,C15*C 18)	=IF(D$15=0,“”,D15*D18)	=IF(E$15=0,“”,E15*E18)	=SUM(B23:E23)	=IF(E$15=“”,“”,H15*H18)	=IF(E23=“”,“”, SUM(B23:D23))
Actual	=IF(B$15=0,“”,B15* B19)	=IF(C$15=0,“”,C15*C19)	=IF(D$15=0,“”,D15*D19)	=IF(E$15=0,“”,E15*E19)	=SUM(B24:E24)	=IF(E$15=“”,“”,H15*H19)	=IF(E24=“”,“”, SUM(B24:D24))
	=IF(B$15=0,“”,B23-B24)	=IF(C$15=0,“”,C23-C24)	=IF(D$15=0,“”,D23-D24)	=IF(E$15=0,“”,E23-E24)	=F23-F24	=IF(E$15=“”,“”,H23-H24)	=IF(E25=“”,“”, SUM(B25:D25))

Quarterly Adjustments
USS	=IF(B$15=0,“”,‘1st QTR’!$D38)	=IF(C$15=0,“”,‘2nd QTR’!$D38)	=IF(D$15=0,“”,‘3rd QTR’!$D38)	=IF(E$15=0,“”,‘4th QTR’!$D38)	=SUM(B28:E28)	=IF(E$15=“”,“”,‘Full Year’!D38)	=IF(E28=“”,“”, SUM(B28:D28))	=IF(H28=“”,“”, H28-I28)
Gateway	=IF(B$15=0,“”,‘1st QTR’!$D39)	=IF(C$15=0,“”,‘2nd QTR’!$D39)	=IF(D$15=0,“”,‘3rd QTR’!$D39)	=IF(E$15=0,“”,‘4th QTR’!$D39)	=SUM(B29:E29)	=IF(E$15=“”,“”,‘Full Year’!D39)	=IF(E29=“”,“”, SUM(B29:D29))	=IF(H29=“”,“”, H29-I29)
	=IF(B$15=0,“”,B28+B29)	=IF(C$15=0,“”,C28+C29)	=IF(D$15=0,“”,D28+D29)	=IF(E$15=0,“”,E28+E29)	=SUM(B30:E30)	=IF(E$15=“”,“”,‘H28+H29)	=IF(E30=“”,“”, SUM(B30:D30))	=IF(H30=“”,“”, H30-I30)

Note:	To the extent a provision in the body or definitions of the off-take agreement differs from this exhibit, the language in the body or definitions of the off-take agreement shall prevail.

SCHEDULE 3.1(c)(xi)

Gateway Energy & Coke Company

O&M Cost Adjustment Calculator

Year: 2010

Quarter: 1st

	O&M Component Forecast	Actual O&M Component Actual	O&M Cap Cap
Coke Production (nt/year)	*****	*****
*****% of Forecast Volume		=IF(E10>=0.9*D10,“n/a”, ROUND(0.9*D10,0))
Initial O&M Cap			=‘O&M Component Limit’!$D$18
Cumulative Escalation			=1+(HLOOKUP(B5, ‘O&M Component Limit’!$E$3:$T$18,11)) =F12*F13
O&M Costs ($/nt)	=D15/D10	=IF(E11=“n/a”,E15/E10,E15/E11)
Annual Amount	*****	*****	=ROUND(F14*E10,0)

Adjustment ($/nt)		Actual vs. Forecast Factor	Cap Factor
Actual vs. Forecast		=IF(AND ($E$14<$D$14,$E$14=$F$14), “n/a”,IF($E$14=$D$14, “n/a”,IF(AND($F$14<$D$14,$F$14<$E$14), “n/a”,IF($F$14<$E$14,“n/a”,IF($D14- $F14>0,$F14-$E14,$D$14-$E$14)))))	=IF(E14>F14,D14-F14,IF (D14>F14,D14-F14,“n/a”))
*****		=IF(E18=“n/a”,“n/a”,IF(E18<0,0,1))
Net (Cost)/Credit		=IF(E18=“n/a”,“n/a”,E18-E19)

Adjustment ($/month)
Net (Cost)/Credit		=IF(E$18=“n/a”, “n/a”,IF(AND(E20<0,E18>0), “n/a”,E$20*E10))	=IF(F18=“n/a”,“n/a”,F18*E10)
Factor %		=IF(E23=“n/a”,“”,50%)	=IF(F23=“n/a”,“”,50%)
Net USS (Cost)/Credit		=IF(E$18=“n/a”, “n/a”,IF(AND(E20<0,E18>0),“n/a”, ROUND(E24*E23,2)))	=IF(F24=“”,“n/a”, ROUND(F24*F23,2))

O&M Cost Summary		Costs	$/nt coke
US Steel Invoiced Amount		=D14*E10	=E28/$E$10
Adjustments – (Cost)/Credit:
Actual vs. Forecast Factor	less	=IF(E25=“n/a”,0,IF(F25=“n/a”,E25, IF(AND(E18>0,F18>0),E25,0)))	=E29/$E$10
Cap Factor	less	=IF(F25=“n/a”,0,F25)	=E30/$E$10
Final USS Costs		=E28-E29-E30	=E31/$E$10

O&M Adjustment Shares
Invoiced O&M Costs =		=E28
Actual O&M Costs =		=E15
Actual vs. Original Invoice Difference =		=D34-D35	Adjustment %
US Steel Adjustment – (Cost)/Credit =		=ROUND(+E29+E30,2)	=IF(D40=0,0,D38/D40)
Gateway Adjustment – (Cost)/Credit =		=D40-D38	=IF(D40=0,0,D39/D40)
Total Adjustment =		=D36	=E38+E39
Final O&M Cost Responsibility	Costs	Share %	$/nt coke
US Steel Costs Paid =	=E31	=D44/$D$46	=D44/$E$10
Gateway Costs =	=D46-D44	=D45/$D$46	=D45/$E$10
Actual O&M Costs =	=E15	=D46/$D$46	=D46/$E$10

SCHEDULE 3.1(c)(xi)

Gateway Energy & Coke Company

O&M Cost Adjustment Calculator

Year: 2010

Quarter: 2nd

	O&M Component Forecast	Actual O&M Component Actual	O&M Cap Cap
Coke Production (nt/year)	*****	*****
*****% of Forecast Volume		=IF(E10>=0.9*D10,“n/a”, ROUND(0.9*D10,0))
Initial O&M Cap			=‘O&M Component Limit’!$D$18
Cumulative Escalation			=1+(HLOOKUP (B5,‘O&M Component Limit’!$E$3:$T$18,11))
O&M Costs ($/nt)	=D15/D10	=IF(E11=“n/a”,E15/E10, E15/E11)	=F12*F13
Annual Amount	*****	*****	=ROUND(F14*E10,0)

Adjustment ($/nt)		Actual vs. Forecast Factor	Cap Factor
Actual vs. Forecast		=IF(AND($E$14<$D$14, $E$14=$F$14),“n/a”, IF($E$14=$D$14,“n/a”, IF(AND($F$14<$D$14, $F$14<$E$14),“n/a”, IF($F$14<$ E$14,“n/a”, IF($D14-$F14>0, $F14-$E14,$D$14-$E$14)))))	=IF(E14>F14,D14- F14,IF(D14>F14,D14- F14,“n/a”))
*****		=IF(E18=“n/a”,“n/a”,IF(E18<0,0,1))
Net (Cost)/Credit		=IF(E18=“n/a”,“n/a”,E18-E19)

Adjustment ($/month)
Net (Cost)/Credit		=IF(E$18=“n/a”,“n/a”, IF(AND(E20<0,E18>0), “n/a”,E$20*E10))	=IF(F18=“n/a”,“n/a”, F18*E10)
Factor %		=IF(E23=“n/a”,“”,50%)	=IF(F23=“n/a”,“”,50%)
Net USS (Cost)/Credit		=IF(E$18=“n/a”,“n/a”, IF(AND(E20<0, E18>0),“n/a”, ROUND(E24*E23,2)))	=IF(F24=“”,”n/a”, ROUND(F24*F23,2))

O&M Cost Summary		Costs	$/nt coke
US Steel Invoiced Amount		=D14*E10	=E28/$E$10
Adjustments – (Cost)/Credit:
Actual vs. Forecast Factor	less	=IF(E25=“n/a”,0, IF(F25=“n/a”, E25,IF(AND(E18>0,F18>0),E25,0)))	=E29/$E$10
Cap Factor	less	=IF(F25=“n/a”,0,F25)	=E30/$E$10
Final USS Costs		=E28-E29-E30	=E31/$E$10

O&M Adjustment Shares
Invoiced O&M Costs =		=E28
Actual O&M Costs =		=E15
Actual vs. Original Invoice Difference =		=D34-D35	Adjustment %
US Steel Adjustment – (Cost)/Credit =		=ROUND(+E29+E30,2)	=IF(D40=0,0,D38/D40)
Gateway Adjustment – (Cost)/Credit =		=D40-D38	=IF(D40=0,0,D39/D40)
Total Adjustment =		=D36	=E38+E39

Final O&M Cost Responsibility	Costs	Share %	$/nt coke
US Steel Costs Paid =	=E31	=D44/$D$46	=D44/$E$10
Gateway Costs =	=D46-D44	=D45/$D$46	=D45/$E$10
Actual O&M Costs =	=E15	=D46/$D$46	=D46/$E$10

SCHEDULE 3.1(c)(xi)

Gateway Energy & Coke Company

O&M Cost Adjustment Calculator

Year: 2010

Quarter: 3rd

	O&M Component Forecast	Actual O&M Component Actual	O&M Cap Cap
Coke Production (nt/year)	*****	*****
*****% of Forecast Volume		=IF(E10>=0.9*D10,“n/ a”,ROUND(0.9*D10,0))
Initial O&M Cap			=‘O&M Component Limit’!$D$18
Cumulative Escalation			=1+(HLOOKUP(B5,‘O&M Component Limit’!$E$3:$T$18,11))
O&M Costs ($/nt)	=D15/D10	=IF(E11=“n/a”,E1 5/E10,E1 5/E11)	=F12*F13
Annual Amount	*****	*****	=ROUND(F14*E10,0)

Adjustment ($/nt)		Actual vs. Forecast Factor	Cap Factor
Actual vs. Forecast		=IF(AND($E$14<$D$14,$E $14=$F$14),“n/a” , IF($E$14=$D$14,“n/ a”,IF(AND($F$14<$D$14, $F$14<$E$14),“n/ a”,IF($F$14<$E$14, “n/a”,IF($D14- $F14>0,$F14-$E14,$D$14- $E$14)))))	=IF(E14>F14,D14- F14,IF(D14>F14,D14- F14,“n/a”))
*****		=IF(E18=“n/a”,“n/ a”,IF(E18<0,0,1))
Net (Cost)/Credit		=IF(E18=“n/a”,“n/a”,E18- E19)

Adjustment ($/month)
Net (Cost)/Credit		=IF(E$18=“n/a”,“n/a”,IF (AND(E20<0,E18>0), “n/a”,E$20*E10))	=IF(F18=“n/a”,“n/a”,F18*E10)
Factor %		=IF(E23=“n/a”,“”,50%)	=IF(F23=“n/a”,“”,50%)
Net USS (Cost)/Credit		=IF(E$18=“n/a”,“n/a”, IF(AND(E20<0,E18>0), “n/a”,ROUND(E24*E23,2)))	=IF(F24=“”,“n/ a”,ROUND(F24*F23,2))

O&M Cost Summary		Costs	$/nt coke
US Steel Invoiced Amount		=D14*E10	=E28/$E$10
Adjustments – (Cost)/Credit:
Actual vs. Forecast Factor	less	=IF(E25=“n/a”,0, IF(F25=“n/a”,E25,IF (AND(E18>0, F18>0),E25,0)))	=E29/$E$10
Cap Factor	less	=IF(F25=“n/a”,0,F25)	=E30/$E$10
Final USS Costs		=E28-E29-E30	=E31/$E$10

O&M Adjustment Shares
Invoiced O&M Costs =		=E28
Actual O&M Costs =		=E15
Actual vs. Original Invoice Difference =		=D34-D35	Adjustment %
US Steel Adjustment – (Cost)/Credit =		=ROUND(+E29+E30,2)	=IF(D40=0,0,D38/D40)
Gateway Adjustment – (Cost)/Credit =		=D40-D38	=IF(D40=0,0,D39/D40)
Total Adjustment =		=D36	=E38+E39

Final O&M Cost Responsibility	Costs	Share %	$/nt coke
US Steel Costs Paid =	=E31	=D44/$D$46	=D44/$E$10
Gateway Costs =	=D46-D44	=D45/$D$46	=D45/$E$10
Actual O&M Costs =	=E15	=D46/$D$46	=D46/$E$10

SCHEDULE 3.1(c)(xi)

Gateway Energy & Coke Company

O&M Cost Adjustment Calculator

Year: 2010

Quarter: 4th

	O&M Component Forecast	Actual O&M Component Actual	O&M Cap Cap
Coke Production (nt/year)	*****	*****
*****% of Forecast Volume		=IF(E10>=0.9*D10,“n/a”, ROUND(0.9*D10,0))
Initial O&M Cap			=‘O&M Component Limit’!$D$18
Cumulative Escalation			=1+(HLOOKUP(B5,‘O&M Component Limit’!$E$3:$T$18,11))
O&M Costs ($/nt)	=D15/D10	=IF(E11=“n/a”,E15/E10,E15/E11)	=F12*F13
Annual Amount	*****	*****	=ROUND(F14*E10,0)

Adjustment ($/nt)		Actual vs. Forecast Factor	Cap Factor
Actual vs. Forecast		=IF(AND($E$14<$D$14, $E$14=$F$14),“n/a”, IF($E$14=$D$14,“n/a”, IF(AND($F$14<$D$14, $F$14<$E$14),“n/a”, IF($F$14<$E$14, “n/a”,IF($D14- $F14>0,$F14-$E14,$D$14- $E$14)))))	=IF(E14>F14,D14- F14,IF(D14>F14,D14- F14,“n/a”))
*****		=IF(E18=“n/a”,“n/a”,IF(E18<0,0,1))
Net (Cost)/Credit		=IF(E18=“n/a”,“n/a”,E18-E19)

Adjustment ($/month)
Net (Cost)/Credit		=IF(E$18=“n/a”,“n/a”, IF(AND(E20<0,E18>0),“n/a”, E$20*E10))	=IF(F18=“n/a”,“n/a”,F18*E10)
Factor %		=IF(E23=“n/a”,“”,50%)	=IF(F23=“n/a”,“”,50%)
Net USS (Cost)/Credit		=IF(E$18=“n/a”,“n/a”, IF(AND(E20<0,E18>0),“n/a”, ROUND(E24*E23,2)))	=IF(F24=“”,“n/a”, ROUND(F24*F23,2))

O&M Cost Summary		Costs	$/nt coke
US Steel Invoiced Amount		=D14*E10	=E28/$E$10
Adjustments – (Cost)/Credit:
Actual vs. Forecast Factor	less	=IF(E25=“n/a”,0,IF(F25=“n/a”, E25,IF(AND(E18>0,F18>0), E25,0)))	=E29/$E$10
Cap Factor	less	=IF(F25=“n/a”,0,F25)	=E30/$E$10
Final USS Costs		=E28-E29-E30	=E31/$E$10

O&M Adjustment Shares
Invoiced O&M Costs =		=E28
Actual O&M Costs =		=E15
Actual vs. Original Invoice Difference =		=D34-D35	Adjustment %
US Steel Adjustment –(Cost)/Credit =		=ROUND(+E29+E30,2)	=IF(D40=0,0,D38/D40)
Gateway Adjustment –(Cost)/Credit =		=D40-D38	=IF(D40=0,0,D39/D40)
Total Adjustment =		=D36	=E38+E39

Final O&M Cost Responsibility	Costs	Share %	$/nt coke
US Steel Costs Paid =	=E31	=D44/$D$46	=D44/$E$10
Gateway Costs =	=D46-D44	=D45/$D$46	=D45/$E$10
Actual O&M Costs =	=E15	=D46/$D$46	=D46/$E$10

SCHEDULE 3.1(c)(xi)

Gateway Energy & Coke Company

O&M Cost Adjustment Calculator

Year: 2010

Quarter: Full Year

	O&M Component Forecast	Actual O&M Component Actual	O&M Cap Cap
Coke Production (nt/year)	=1stQTR’!D10+2ndQTR’! D10+3rdQTR’!D10+’4thQTR’! D10	=1stQTR’!E10+2ndQTR’! E10+3rdQTR’!E10+’4thQTR’! E10
*****% of Forecast Volume		=IF(E10>=0.9*D10,“n/a”, ROUND(0.9*D10,0))
Initial O&M Cap			=‘O&M Component Limit’!$D$18
Cumulative Escalation			=1+(HLOOKUP(B5,‘O&M Component Limit’!$E$3:$T$18,11))
O&M Costs ($/nt)	=D15/D10	=IF(E11=“n/a”,E15/E10, E15/E11)	=F12*F13
Annual Amount	=1stQTR’!D15+’2ndQTR’! D15+’3rdQTR’! D15+’4thQTR’!D15	=1stQTR’!E15+’2ndQTR’! E15+’3rdQTR’! E15+’4thQTR’ !E15	=ROUND(F14*E10,0)
Adjustment ($/nt)		Actual vs. Forecast Factor	Cap Factor
Actual vs. Forecast		=IF(AND($E$14<$D$14, $E$14=$F$14),“n/a”,IF ($E$14=$D$14,“n/a”, IF(AND($F$14<$D$14, $F$14<$E$14), “n/a”,IF($F$14<$E$14, “n/a”,IF($D14- $F14>0,$F14-$E14, $D$14-$E$14)))))	=IF(E14>F14,D14-F14,IF(D14>F14,D14-F14,”n/a”))
*****		=IF(E18=“n/a”,“n/a”, IF(E18<0,0,1))
Net (Cost)/Credit		=IF(E18=“n/a”,“n/a”, E18-E19)
Adjustment ($/month)
Net (Cost)/Credit		=IF(E$18=“n/a”, “n/a”,IF(AND(E20<0,E18>0), “n/a”,E$20*E10))	=IF(F18=“n/a”, “n/a”,F18*E10)
Factor %		=IF(E23=“n/a”,“”,50%)	=IF(F23=“n/a”,“”,50%)
Net USS (Cost)/Credit		=IF(E$18=“n/a”, “n/a”,IF(AND(E20<0,E18>0), “n/a”,ROUND(E24*E23,2)))	=IF(F24=“”, “n/a”, ROUND(F24*F23,2))
O&M Cost Summary		Costs	$/nt coke
US Steel Invoiced Amount		=D14*E10	=E28/$E$10
Adjustments – (Cost)/Credit:
Actual vs. Forecast Factor	less	=IF(E25=“n/a”,0, IF(F25=“n/a”,E25, IF(AND(E18>0,F18>0), E25,0)))	=E29/$E$10
Cap Factor	less	=IF(F25=“n/a”,0,F25)	=E30/$E$10
Final USS Costs		=E28-E29-E30	=E31/$E$10
O&M Adjustment Shares
Invoiced O&M Costs =		=E28
Actual O&M Costs =		=E15
Actual vs. Original Invoice Difference =		=D34-D35	Adjustment %
US Steel Adjustment – (Cost)/Credit =		=ROUND(+E29+E30,2)	=IF(D40=0,0,D38/D40)
Gateway Adjustment – (Cost)/Credit =		=D40-D38	=IF(D40=0,0,D39/D40)
Total Adjustment =		=D36	=E38+E39
Final O&M Cost Responsibility	Costs	Share %	$/nt coke
US Steel Costs Paid =	=E31	=D44/$D$46	=D44/$E$10
Gateway Costs =	=D46-D44	=D45/$D$46	=D45/$E$10
Actual O&M Costs =	=E15	=D46/$D$46	=D46/$E$10

SCHEDULE 3.1(c)(xi)

USS Granite City

Initial Operating Period O&M

	Applicable Contract Calendar Year:	2007 BASE		Initial Operating Period 2008
	Applicable Index:	January 2007	September 2007	March 2009	September 2009
	Weighting	Index Level	Index Level	Index Level	Price Level
Index Name
Employment Cost Index	*****	*****	*****	*****
Producer Price Index	*****	*****	*****	*****
*****Price of Electricity in $/MWh	*****	*****			*****
	Cumulative Index Percentage			=((E8/$C$8)*(E8/D8) - 1)*$B$8+((E9/$C$9)* (E9/D9)- 1)*$B$9+((F10/$C$10)* (E10/D10)- 1)*$B$10

	2007	Initial Operating Period 2009

Initial Operating Period O&M	*****	=C15*(1+E11)

SCHEDULE 3.1(c)(xi)

USS Granite City

Sample O&M Component Limit Calculator

	Applicable Contract Calendar Year: Applicable Index: Weighting	2007 BASE		Full Production
		January 2007	June 2007	June 2009	June 2010	June 2011
Index Name		Index Level	Index Level	Index Level	Index Level	Index Level
Employment Cost Index	*****	*****	=D8+3	=E8+3	=F8+3	=G8+3
Producer Price Index	*****	*****	*****	*****	*****	=G9+4
*****Price of Electricity in $/MWh	*****	*****	=D10+2	=E10+2	=F10+2	*****
	Cumulative Index Percentage	*****	=D8+3	=E8+3	=F8+3	=G8+3

Full Production
				2010	2010	2010
*****	Applicable Forecast Cap Year:	2007		Contract Yr 1	Contract Yr 2	Contract Yr 3
Total O&M Cap/ton (exclude general insurance) in 2008$(*****)		*****		=$D$18*(1+F13)	=$D$18*(1+G13)	=$D$18*(1+H13)

SCHEDULE 3.1(c)(xi)

June 2012	June 2013	June 2014	June 2015	June 2016	June 2017	June 2018	June 2019	June 2020	June 2021	June 2022	June 2023
Index Level	Index Level	Index Level	Index Level	Index Level	Index Level	Index Level	Index Level	Index Level	Index Level	Index Level	Index Level
=H8+3	=I8+3	*****	=K8+3	=L8+3	*****	=N8+3	=O8+3	=P8+3	=Q8+3	*****	=S8+3
*****	*****	=J9+4	=K9+4	=L9+4	=M9+4	=N9+4	*****	=P9+4	*****	=R9+4	*****
=H10+2	=I10+2	=J10+2	*****	=L10+2	=M10+2	=N10+2	=O10+2	*****	=Q10+2	=R10+2	=S10+2
=H8+3	=I8+3	*****	=K8+3	=L8+3	*****	=N8+3	=O8+3	=P8+3	=Q8+3	*****	=S8+3

2013	2014	2015	2016	2017	2018	2019	2020	2021	2022	2023	2024
Contract Yr 4	Contract Yr 5	Contract Yr 6	Contract Yr 7	Contract Yr 8	Contract Yr 9	Contract Yr 10	Contract Yr 11	Contract Yr 12	Contract Yr 13	Contract Yr 14	Contract Yr 15
=$D$18*(1 +I13)	=$D$18*(1 +J13)	=$D$18*(1 +K13)	=$D$18*(1 +L13)	=$D$18*(1 +M13)	=$D$18*(1 +N13)	=$D$18*(1 +O13)	=$D$18*(1 +P13)	=$D$18*(1 +Q13)	=$D$18*(1 +R13)	=$D$18*(1 +S13)	=$D$18*(1 +T13)

SCHEDULE 3.1(c)(xi)

Schedule 3.1(c)(xi)

Gateway Energy & Coke Company

O&M Cost Adjustment Calculator

Year: 2010

Quarter: Full Year

	O&M Component Forecast	Actual O&M Component Actual	O&M Cap Cap
Coke Production (nt/year)	*****	*****
*****% of Forecast Volume		*****
Initial O&M Cap			*****
Cumulative Escalation			*****
O&M Costs ($/nt)	*****	*****	*****
Annual Amount	*****	*****	*****

Adjustment ($/nt)		Actual vs. Forecast Factor	Cap Factor
Actual vs. Forecast		*****	*****
*****		*****
Net (Cost)/Credit		*****

Adjustment ($/month)
Net (Cost)/Credit		*****	*****
Factor %		*****
Net USS (Cost)/Credit		*****	*****

O&M Cost Summary		Costs	$/nt coke
US Steel Invoiced Amount		*****	*****
Adjustments – (Cost)/Credit:
Actual vs. Forecast Factor	less	*****	*****
Cap Factor	less	*****	*****
Final USS Costs		*****	*****

O&M Adjustment Shares
Invoiced O&M Costs =		*****
Actual O&M Costs =		*****
Actual vs. Original Invoice Difference =		*****	Adjustment %
US Steel Adjustment – (Cost)/Credit =		*****	*****
Gateway Adjustment – (Cost)/Credit =		*****	*****
Total Adjustment =		*****	*****

Final O&M Cost Responsibility	Costs	Share %	$/nt coke
US Steel Costs Paid =	*****	*****	*****
Gateway Costs =	*****	*****	*****
Actual O&M Costs =	*****	*****	*****

Note:	To the extent a provision in the body or definitions of the off-take agreement differs from this exhibit, the language in the body or of the definitions off-take agreement shall prevail.

SCHEDULE 3.1(c)(xi)

USS Granite City

Sample O&M Component Limit Calculator

	Applicable Contract Calendar Year:		2007 BASE		Full Production
	Applicable Index:		January 2007	June 2007	June 2009	June 2010	June 2011
Index Name	Weighting		Index Level	Index Level	Index Level	Index Level	Index Level
Employment Cost Index	*****	%	*****	*****	*****	*****	*****
Producer Price Index	*****	%	*****	*****	*****	*****	*****
***** Price of Electricity in $/MWh	*****	%	*****	*****	*****	*****	*****
	Cumulative Index Percentage				*****	*****	*****

Full Production
					2010	2011	2012
*****	Applicable Forecast Cap Year:		2007		Contract Yr 1	Contract Yr 2	Contract Yr 3
Total O&M Cap/ton (exclude general insurance) in 2006 (3% esc)			*****		*****	*****	*****

Note: The individual examples are linked to this page of the O&M limit and escalator.

SCHEDULE 3.1(c)(xi)

2012	2013	2014	2015	2016	2017	2018	2019	2020	2021	2022	2023
Contract Yr 4	Contract Yr 5	Contract Yr 6	Contract Yr 7	Contract Yr 8	Contract Yr 9	Contract Yr 10	Contract Yr 11	Contract Yr 12	Contract Yr 13	Contract Yr 14	Contract Yr 15
June 2011	June 2012	June 2013	June 2014	June 2015	June 2016	June 2017	June 2018	June 2019	June 2020	June 2021	June 2022
Index Level	Index Level	Index Level	Index Level	Index Level	Index Level	Index Level	Index Level	Index Level	Index Level	Index Level	Index Level
*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****

2012	2013	2014	2015	2016	2017	2018	2019	2020	2021	2022	2023
Contract Yr 4	Contract Yr 5	Contract Yr 6	Contract Yr 7	Contract Yr 8	Contract Yr 9	Contract Yr 10	Contract Yr 11	Contract Yr 12	Contract Yr 13	Contract Yr 14	Contract Yr 15
*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****

SCHEDULE 3.1(c)(xi)

Gateway Energy & Coke Company

O&M Cost Adjustment Calculator

Year: 2013

Quarter: Full Year

	O&M Component Forecast	Actual O&M Component Actual	O&M Cap Cap
Coke Production (nt/year)	*****	*****
*****% of Forecast Volume		*****
Initial O&M Cap			*****
Cumulative Escalation			*****
O&M Costs ($/nt)	*****	*****	*****
Annual Amount	*****	*****	*****

Adjustment ($/nt)		Actual vs. Forecast Factor	Cap Factor
Actual vs. Forecast		*****	*****
*****		*****
Net (Cost)/Credit		*****

Adjustment ($/month)
Net (Cost)/Credit		*****	*****
Factor %
Net USS (Cost)/Credit		*****	*****

O&M Cost Summary		Costs	$/nt coke
US Steel Invoiced Amount		*****	*****
Adjustments – (Cost)/Credit:
Actual vs. Forecast Factor	less	*****	*****
Cap Factor	less	*****	*****
Final USS Costs		*****	*****

O&M Adjustment Shares
Invoiced O&M Costs		*****
Actual O&M Costs		*****
Actual vs. Original Invoice Difference		*****	Adjustment %
US Steel Adjustment – (Cost)/Credit		*****	*****
Gateway Adjustment – (Cost)/Credit		*****	*****
Total Adjustment		*****	*****

Final O&M Cost Responsibility	Costs	Share %	$/nt coke
US Steel Costs Paid	*****	*****	*****
Gateway Costs	*****	*****	*****
Actual O&M Costs	*****	*****	*****

SCHEDULE 3.1(c)(xi)

Gateway Energy & Coke Company

O&M Cost Adjustment Calculator

Year: 2013

Quarter: Full Year

	O&M Component Forecast	Actual O&M Component Actual	O&M Cap Cap
Coke Production (nt/year)	*****	*****
*****% of Forecast Volume		*****
Initial O&M Cap			*****
Cumulative Escalation			*****
O&M Costs ($/nt)	*****	*****	*****
Annual Amount	*****	*****	*****

Adjustment ($/nt)		Actual vs. Forecast Factor	Cap Factor
Actual vs. Forecast		*****	*****
*****		*****
Net (Cost)/Credit		*****

Adjustment ($/month)
Net (Cost)/Credit		*****	*****
Factor %		*****
Net USS (Cost)/Credit		*****	*****

O&M Cost Summary		Costs	$/nt coke
US Steel Invoiced Amount		*****	*****
Adjustments – (Cost)/Credit:
Actual vs. Forecast Factor	less	*****	*****
Cap Factor	less	*****	*****
Final USS Costs		*****	*****

O&M Adjustment Shares
Invoiced O&M Costs		*****
Actual O&M Costs		*****
Actual vs. Original Invoice Difference		*****	Adjustment %
US Steel Adjustment – (Cost)/Credit		*****	*****
Gateway Adjustment – (Cost)/Credit		*****	*****
Total Adjustment		*****	*****

Final O&M Cost Responsibility	Costs	Share %	$/nt coke
US Steel Costs Paid	*****	*****	*****
Gateway Costs	*****	*****	*****
Actual O&M Costs	*****	*****	*****

SCHEDULE 3.1(c)(xi)

Gateway Energy & Coke Company

O&M Cost Adjustment Calculator

Year: 2013

Quarter: Full Year

	O&M Component Forecast	Actual O&M Component Actual	O&M Cap Cap
Coke Production (nt/year)	*****	*****
*****% of Forecast Volume		*****
Initial O&M Cap			*****
Cumulative Escalation			*****
O&M Costs ($/nt)	*****	*****	*****
Annual Amount	*****	*****	*****

Adjustment ($/nt)		Actual vs. Forecast Factor	Cap Factor
Actual vs. Forecast		*****	*****
*****		*****
Net (Cost)/Credit		*****

Adjustment ($/month)
Net (Cost)/Credit		*****	*****
Factor %			*****
Net USS (Cost)/Credit		*****	*****

O&M Cost Summary		Costs	$/nt coke
US Steel Invoiced Amount		*****	*****
Adjustments – (Cost)/Credit:
Actual vs. Forecast Factor	less	*****	*****
Cap Factor	less	*****	*****
Final USS Costs		*****	*****

O&M Adjustment Shares
Invoiced O&M Costs		*****
Actual O&M Costs		*****
Actual vs. Original Invoice Difference		*****	Adjustment %
US Steel Adjustment – (Cost)/Credit		*****	*****
Gateway Adjustment – (Cost)/Credit		*****	*****
Total Adjustment		*****	*****

Final O&M Cost Responsibility	Costs	Share %	$/nt coke
US Steel Costs Paid	*****	*****	*****
Gateway Costs	*****	*****	*****
Actual O&M Costs	*****	*****	*****

SCHEDULE 3.1(c)(xi)

Gateway Energy & Coke Company

O&M Cost Adjustment Calculator

Year: 2013

Quarter: Full Year

	O&M Component Forecast	Actual O&M Component Actual	O&M Cap Cap
Coke Production (nt/year)	*****	*****
*****% of Forecast Volume		*****
Initial O&M Cap			*****
Cumulative Escalation			*****
O&M Costs ($/nt)	*****	*****	*****
Annual Amount	*****	*****	*****

Adjustment ($/nt)		Actual vs. Forecast Factor	Cap Factor
Actual vs. Forecast		*****	*****
*****		*****
Net (Cost)/Credit		*****

Adjustment ($/month)
Net (Cost)/Credit		*****	*****
Factor %
Net USS (Cost)/Credit		*****	*****

O&M Cost Summary		Costs	$/nt coke
US Steel Invoiced Amount		*****	*****
Adjustments – (Cost)/Credit:
Actual vs. Forecast Factor	less	*****	*****
Cap Factor	less	*****	*****
Final USS Costs		*****	*****

O&M Adjustment Shares
Invoiced O&M Costs		*****
Actual O&M Costs		*****
Actual vs. Original Invoice Difference		*****	Adjustment %
US Steel Adjustment – (Cost)/Credit		*****	*****
Gateway Adjustment – (Cost)/Credit		*****	*****
Total Adjustment		*****	*****

Final O&M Cost Responsibility	Costs	Share %	$/nt coke
US Steel Costs Paid	*****	*****	*****
Gateway Costs	*****	*****	*****
Actual O&M Costs	*****	*****	*****

SCHEDULE 3.1(c)(xi)

Gateway Energy & Coke Company

O&M Cost Adjustment Calculator

Year: 2013

Quarter: Full Year

	O&M Component Forecast	Actual O&M Component Actual	O&M Cap Cap
Coke Production (nt/year)	*****	*****
*****% of Forecast Volume		*****
Initial O&M Cap			*****
Cumulative Escalation			*****
O&M Costs ($/nt)	*****	*****	*****
Annual Amount	*****	*****	*****

Adjustment ($/nt)		Actual vs. Forecast Factor	Cap Factor
Actual vs. Forecast		*****	*****
*****		*****
Net (Cost)/Credit		*****

Adjustment ($/month)
Net (Cost)/Credit		*****	*****
Factor %		*****
Net USS (Cost)/Credit		*****	*****

O&M Cost Summary		Costs	$/nt coke
US Steel Invoiced Amount		*****	*****
Adjustments – (Cost)/Credit:
Actual vs. Forecast Factor	less	*****	*****
Cap Factor	less	*****	*****
Final USS Costs		*****	*****

O&M Adjustment Shares
Invoiced O&M Costs		*****
Actual O&M Costs		*****
Actual vs. Original Invoice Difference		*****	Adjustment	%
US Steel Adjustment – (Cost)/Credit		*****	*****
Gateway Adjustment – (Cost)/Credit		*****	*****
Total Adjustment		*****	*****

Final O&M Cost Responsibility	Costs	Share %	$/nt coke
US Steel Costs Paid	*****	*****	*****
Gateway Costs	*****	*****	*****
Actual O&M Costs	*****	*****	*****

SCHEDULE 3.1(c)(xi)

Gateway Energy & Coke Company

O&M Cost Adjustment Calculator

Year: 2013

Quarter: Full Year

	O&M Component Forecast	Actual O&M Component Actual	O&M Cap Cap
Coke Production (nt/year)	*****	*****
*****% of Forecast Volume		*****
Initial O&M Cap			*****
Cumulative Escalation			*****
O&M Costs ($/nt)	*****	*****	*****
Annual Amount	*****	*****	*****

Adjustment ($/nt)		Actual vs. Forecast Factor	Cap Factor
Actual vs. Forecast		*****	*****
*****		*****
Net (Cost)/Credit		*****

Adjustment ($/month)
Net (Cost)/Credit		*****	*****
Factor %		*****
Net USS (Cost)/Credit		*****	*****

O&M Cost Summary		Costs	$/nt coke
US Steel Invoiced Amount		*****	*****
Adjustments – (Cost)/Credit:
Actual vs. Forecast Factor	less	*****	*****
Cap Factor	less	*****	*****
Final USS Costs		*****	*****

O&M Adjustment Shares
Invoiced O&M Costs		*****
Actual O&M Costs		*****
Actual vs. Original Invoice Difference		*****	Adjustment	%
US Steel Adjustment – (Cost)/Credit		*****	*****
Gateway Adjustment – (Cost)/Credit		*****	*****
Total Adjustment		*****	*****

Final O&M Cost Responsibility	Costs	Share %	$/nt coke
US Steel Costs Paid	*****	*****	*****
Gateway Costs	*****	*****	*****
Actual O&M Costs	*****	*****	*****

SCHEDULE 3.1(c)(xi)

Gateway Energy & Coke Company

O&M Cost Adjustment Calculator

Year: 2010

Quarter: Full Year

	O&M Component Forecast	Actual O&M Component Actual	O&M Cap Cap
Coke Production (nt/year)	*****	*****
*****% of Forecast Volume		=IF(E10>=0.9*D10,“n/a”,R OUND(0.9*D10,0))
Initial O&M Cap			=‘O&M Component Limit’!$D$18
Cumulative Escalation			=1+(HLOOKUP(B5,‘O&M Component Limit’!$E$3:$T$18,11))
O&M Costs ($/nt)	=D15/D10	=IF(E11=“n/a”,E15/E10,E1 5/E11)	=F12*F13
Annual Amount	*****	*****	=ROUND(F14*E10,0)

Adjustment ($/nt)		Actual vs. Forecast Factor	Cap Factor
Actual vs. Forecast		=IF(AND($E$14<$D$14,$ E$14=$F$14),“n/a”,IF($E$ 14 =$D$14,“n/a”,IF(AND($ F$14<$D$14,$F$14<$E$14 ),“n/ a”,IF($F$14<$E$14,“n/ a ”,IF($D14-$F14>0,$F14- $E14,$D$14-$E$14)))))	=IF(E14>F14,D14- F14,IF(D14>F14,D14- F14,“n/a”))
*****		=IF(E18=“n/a”,“n/a”, IF(E1 8<0,0,1))
Net (Cost)/Credit		=IF(E18=“n/a”,“n/a”,E18- E19)

Adjustment ($/month)
Net (Cost)/Credit		=IF(E$18=“n/a”,“n/a”,IF(A ND(E20<0,E18>0),“n/a”,E $20*E10))	=IF(F18=“n/a”,“n/a”,F18*E 10)
Factor %		=IF(E23=“n/a”,“”,50%)	=IF(F23=“n/a”,“”,50%)
Net USS (Cost)/Credit		=IF(E$18=“n/a”,“n/a”,IF(A ND(E20<0,E18>0),“n/a”,R OUND(E24*E23,2)))	=IF(F24=“”,“n/a”,ROUND( F24*F23,2))

O&M Cost Summary		Costs	$/nt coke
US Steel Invoiced Amount		=D14*E10	=E28/$E$10
Adjustments – (Cost)/Credit:
Actual vs. Forecast Factor	less	=IF(E25=“n/a”,0,IF(F25=“n /a”, E25,IF(AND(E18>0,F1 8>0),E25,0)))	=E29/$E$10
Cap Factor	less	=IF(F25=“n/a”,0,F25)	=E30/$E$10
Final USS Costs		=E28-E29-E30	=E31/$E$10

O&M Adjustment Shares
Invoiced O&M Costs		=E28
Actual O&M Costs		=E15
Actual vs. Original Invoice Difference		=D34-D35	Adjustment %
US Steel Adjustment – (Cost)/Credit		=ROUND(+E29+E30,2)	=IF(D40=0,0,D38/D40)
Gateway Adjustment – (Cost)/Credit		=D40-D38	=IF(D40=0,0,D39/D40)
Total Adjustment		=D36	=E38+E39

Final O&M Cost Responsibility	Costs	Share %	$/nt coke
US Steel Costs Paid	=E31	=D44/$D$46	=D44/$E$10
Gateway Costs	=D46-D44	=D45/$D$46	=D45/$E$10
Actual O&M Costs	=E15	=D46/$D$46	=D46/$E$10

SCHEDULE 3.1(c)(xi)

USS Granite City

Sample O&M Component Limit Calculator

	Applicable Contract Calendar Year:	2007 BASE		Full Production
	Applicable Index:	January 2007	June 2007	June 2009	June 2010	June 2011
	Weighting	Index Level	Index Level	Index Level	Index Level	Index Level
Index Name
Employment Cost Index	*****	*****	=D8+3	=E8+3	=F8+3	=G8+3
Producer Price Index	*****	*****	*****	*****	*****	=G9+4
*****Price of Electricity in $/MWh	*****	*****	=D10+2	=E10+2	=F10+2	*****
	Cumulative Index Percentage	*****	=D8+3	=E8+3	=F8+3	=G8+3

	Applicable Forecast Cap Year:		Full Production
			2010	2010	2010
*****		2007	Contract Yr 1	Contract Yr 2	Contract Yr 3
Total O&M Cap/ton (exclude general insurance) in 2008 $ (*****)		*****	=$D$18*(1+F13)	=$D$18*(1+G13)	=$D$18*(1+H13)

Note:	The individual examples are linked to this page of the O&M limit and escalator.

SCHEDULE 3.1(c)(xi)

June 2012	June 2013	June 2014	June 2015	June 2016	June 2017	June 2018	June 2019	June 2020	June 2021	June 2022	June 2023
Index Level	Index Level	Index Level	Index Level	Index Level	Index Level	Index Level	Index Level	Index Level	Index Level	Index Level	Index Level
=H8+3	=I8+3	*****	=K8+3	=L8+3	*****	=N8+3	=O8+3	=P8+3	=Q8+3	*****	=S8+3
*****	*****	=J9+4	=K9+4	=L9+4	=M9+4	=N9+4	*****	=P9+4	*****	=R9+4	*****
=H10+2	=I10+2	=J10+2	*****	=L10+2	=M10+2	=N10+2	=O10+2	*****	=Q10+2	=R10+2	=S10+2
=H8+3	=I8+3	*****	=K8+3	=L8+3	*****	=N8+3	=O8+3	=P8+3	=Q8+3	*****	=S8+3
*****

2013	2014	2015	2016	2017	2018	2019	2020	2021	2022	2023	2024
Contract Yr 4	Contract Yr 5	Contract Yr 6	Contract Yr 7	Contract Yr 8	Contract Yr 9	Contract Yr 10	Contract Yr 11	Contract Yr 12	Contract Yr 13	Contract Yr 14	Contract Yr 15
=$D$18* (1+I13)	=$D$18* (1+J13)	=$D$18* (1+K13)	=$D$18* (1+L13)	=$D$18* (1+M13)	=$D$18* (1+N13)	=$D$18* (1+O13)	=$D$18* (1+P13)	=$D$18* (1+Q13)	=$D$18* (1+R13)	=$D$18* (1+S13)	=$D$18* (1 +T13)

SCHEDULE 3.1(c)(xi)

Gateway Energy & Coke Company

O&M Cost Adjustment Calculator

Year: 2013

Quarter: Full Year

	O&M Component Forecast	Actual O&M Component Actual	O&M Cap Cap
Coke Production (nt/year)	*****	*****
*****% of Forecast Volume		=IF(E10>=0.9*D10,“n/a”, ROUND(0.9*D10,0))
Initial O&M Cap			=‘O&M Component Limit’!$D$18
Cumulative Escalation			=1+(HLOOKUP(B5,‘O&M Component Limit’!$E$3:$T$18,11))
O&M Costs ($/nt)	=D15/D10	=IF(E11=“n/a”, E15/E10,E15/E11)	=F12*F13
Annual Amount	*****	*****	=ROUND(F14*E10,0)

Adjustment ($/nt)		Actual vs. Forecast Factor	Cap Factor
Actual vs. Forecast		=IF(AND($E$14<$D$14, $E$14=$F$14),“n/a”, IF($E$14=$D$14,“n/a”, IF(AND($F$14<$D$14, $F$14<$E$14),“n/a”, IF($F$14<$E$14,“n/a”, IF($D14-$F14>0,$F14- $E14,$D$14-$E$14)))))	=IF(E14>F14,D14-F14, IF(D14>F14,D14-F14,“ n/a”))
*****		=IF(E18=“n/a”,“n/a”, IF(E18<0,0,1))
Net (Cost)/Credit		=IF(E18=“n/a”,“n/a”, E18-E19)
Adjustment ($/month)
Net (Cost)/Credit		=IF(E$18=“n/a”,“n/a”, IF(AND(E20<0,E18>0), “n/a” ,E$20*E10))	=IF(F18=“n/a”, “n/a”,F18*E10)
Factor %		=IF(E23=“n/a”,“”,50%)	=IF(F23=“n/a”,“”,50%)
Net USS (Cost)/Credit		=IF(E$18=“n/a”,“n/a”, IF(AND(E20<0,E18>0), “n/a”,ROUND(E24*E23,2)))	=IF(F24=“”,”n/a”, ROUND(F24*F23,2))

O&M Cost Summary		Costs	$/nt coke
US Steel Invoiced Amount		=D14*E10	=E28/$E$10
Adjustments – (Cost)/Credit:
Actual vs. Forecast Factor	less	=IF(E25=“n/a”,0,IF(F25=“n/a”, E25,IF(AND(E18>0, F18>0),E25,0)))	=E29/$E$10
Cap Factor	less	=IF(F25=“n/a”,0,F25)	=E30/$E$10
Final USS Costs		=E28-E29-E30	=E31/$E$10

O&M Adjustment Shares
Invoiced O&M Costs		=E28
Actual O&M Costs		=E15
Actual vs. Original Invoice Difference		=D34-D35	Adjustment %
US Steel Adjustment – (Cost)/Credit		=ROUND(+E29+E30,2)	=IF(D40=0,0,D38/D40)
Gateway Adjustment – (Cost)/Credit		=D40-D38	=IF(D40=0,0,D39/D40)
Total Adjustment		=D36	=E38+E39

Final O&M Cost Responsibility	Costs	Share %	$/nt coke
US Steel Costs Paid	=E31	=D44/$D$46	=D44/$E$10
Gateway Costs	=D46-D44	=D45/$D$46	=D45/$E$10
Actual O&M Costs	=E15	=D46/$D$46	=D46/$E$10

SCHEDULE 3.1(c)(xi)

Gateway Energy & Coke Company

O&M Cost Adjustment Calculator

Year: 2013

Quarter: Full Year

	O&M Component Forecast	Actual O&M Component Actual	O&M Cap Cap
Coke Production (nt/year)	*****	*****
*****% of Forecast Volume		=IF(E10>=0.9*D10,“n/a”, ROUND(0.9*D10,0))
Initial O&M Cap			=‘O&M Component Limit’!$D$18
Cumulative Escalation			=1+(HLOOKUP(B5,‘O&M Component Limit’!$E$3:$T$18,11))
O&M Costs ($/nt)	=D15/D10	=IF(E11=“n/a”, E15/E10,E15/E11)	=F12*F13
Annual Amount	*****	*****	=ROUND(F14*E10,0)

Adjustment ($/nt)		Actual vs. Forecast Factor	Cap Factor
Actual vs. Forecast		=IF(AND($E$14<$D$14, $E$14=$F$14),“ n/a”,IF($E$14=$D$14,“ n/a”,IF(AND($F$14<$D$14, $F$14<$E$14),“n/a”, IF($F$14<$E$14,“n/a”, IF($D14-$F14>0,$F14- $E14,$D$14-$E$14)))))	=IF(E14>F14,D14-F14, IF(D14>F14, D14-F14,“n/a”))
*****		=IF(E18=“n/a”,“ n/a”,IF(E18<0,0,1))
Net (Cost)/Credit		=IF(E18=“n/a”, “n/a”,E18-E19)

Adjustment ($/month)
Net (Cost)/Credit		=IF(E$18=“n/a”,“ n/a”,IF(AND(E20<0, E18>0),“n/a”, E$20*E10))	=IF(F18=“n/ a”,“n/ a”,F18*E10)
Factor %		=IF(E23=“n/a”,“”,50%)	=IF(F23=“n/ a”,“”,50%)
Net USS (Cost)/Credit		=IF(E$18=“n/a”,“ n/a”,IF(AND(E20<0, E18>0),“n/a”, ROUND(E24*E23,2)))	=IF(F24=“”,“n/ a”,ROUND(F24*F23,2))

O&M Cost Summary		Costs	$/nt coke
US Steel Invoiced Amount		=D14*E10	=E28/$E$10
Adjustments – (Cost)/Credit:
Actual vs. Forecast Factor	less	=IF(E25=“n/a”,0, IF(F25=“n/a”, E25,IF(AND(E18>0, F18>0),E25,0)))	=E29/$E$10
Cap Factor	less	=IF(F25=“n/a”,0, F25)	=E30/$E$10
Final USS Costs		=E28-E29-E30	=E31/$E$10

O&M Adjustment Shares
Invoiced O&M Costs		=E28
Actual O&M Costs		=E15
Actual vs. Original Invoice Difference		=D34-D35	Adjustment %
US Steel Adjustment – (Cost)/Credit		=ROUND(+E29+E30,2)	=IF(D40=0,0,D38/D40)
Gateway Adjustment – (Cost)/Credit		=D40-D38	=IF(D40=0,0,D39/D40)
Total Adjustment		=D36	=E38+E39

Final O&M Cost Responsibility	Costs	Share %	$/nt coke
US Steel Costs Paid	=E31	=D44/$D$46	=D44/$E$10
Gateway Costs	=D46-D44	=D45/$D$46	=D45/$E$10
Actual O&M Costs	=E15	=D46/$D$46	=D46/$E$10

SCHEDULE 3.1(c)(xi)

Gateway Energy & Coke Company

O&M Cost Adjustment Calculator

Year: 2013

Quarter: Full Year

	O&M Component Forecast	Actual O&M Component Actual	O&M Cap Cap
Coke Production (nt/year)	*****	*****
*****% of Forecast Volume		=IF(E10>=0.9*D10,“n/a”, ROUND(0.9*D10,0))
Initial O&M Cap			=‘O&M Component Limit’!$D$18
Cumulative Escalation			=1+(HLOOKUP(B5,‘O&M Component Limit’!$E$3:$T$18,11))
O&M Costs ($/nt)	=D15/D10	=IF(E11=“n/a”, E15/E10, E15/E11)	=F12*F13
Annual Amount	*****	*****	=ROUND(F14*E10,0)

Adjustment ($/nt)		Actual vs. Forecast Factor	Cap Factor
Actual vs. Forecast		=IF(AND($E$14<$D$14, $E$14=$F$14), “n/a”, IF($E$14=$D$14,“n/a”, IF(AND($F$14<$D$14, $F$14<$E$14),“n/a”, IF($F$14<$E$14,“n/a”, IF($D14-$F14>0, $F14-$E14, $D$14-$E$14)))))	=IF(E14>F14,D14- F14,IF(D14>F14,D14-F14, “n/a”))
*****		=IF(E18=“n/a”,“n/a”, IF(E18<0,0,1))
Net (Cost)/Credit		=IF(E18=“n/a”,“n/a”, E18-E19)

Adjustment ($/month)
Net (Cost)/Credit		=IF(E$18=“n/a”,“n/a”, IF(AND(E20<0,E18>0),“n/a”, E$20*E10))	=IF(F18=“n/a”,“n/a”,F18*E10)
Factor %		=IF(E23=“n/a”,“”,50%)	=IF(F23=“n/a”,“”,50%)
Net USS (Cost)/Credit		=IF(E$18=“n/a”,“n/a”, IF(AND(E20<0, E18>0),“n/a”, ROUND(E24*E23,2)))	=IF(F24=“”,“n/a”, ROUND(F24*F23,2))

O&M Cost Summary		Costs	$/nt coke
US Steel Invoiced Amount		=D14*E10	=E28/$E$10
Adjustments – (Cost)/Credit:
Actual vs. Forecast Factor	less	=IF(E25=“n/a”,0, IF(F25=“n/a”, E25,IF(AND(E18>0,F18>0), E25,0)))	=E29/$E$10
Cap Factor	less	=IF(F25=“n/a”,0,F25)	=E30/$E$10
Final USS Costs		=E28-E29-E30	=E31/$E$10

O&M Adjustment Shares
Invoiced O&M Costs =		=E28
Actual O&M Costs =		=E15
Actual vs. Original Invoice Difference =		=D34-D35	Adjustment %
US Steel Adjustment – (Cost)/Credit =		=ROUND(+E29+E30,2)	=IF(D40=0,0,D38/D40)
Gateway Adjustment – (Cost)/Credit =		=D40-D38	=IF(D40=0,0,D39/D40)
Total Adjustment =		=D36	=E38+E39

Final O&M Cost Responsibility	Costs	Share %	$/nt coke
US Steel Costs Paid =	=E31	=D44/$D$46	=D44/$E$10
Gateway Costs =	=D46-D44	=D45/$D$46	=D45/$E$10
Actual O&M Costs =	=E15	=D46/$D$46	=D46/$E$10

SCHEDULE 3.1(c)(xi)

Gateway Energy & Coke Company

O&M Cost Adjustment Calculator

Year: 2013

Quarter: Full Year

	O&M Component Forecast	Actual O&M Component Actual	O&M Cap Cap
Coke Production (nt/year)	*****	=D10
*****% of Forecast Volume		=IF(E10>=0.9*D10, “n/a”, ROUND(0.9*D10,0))
Initial O&M Cap			=‘O&M Component Limit’!$D$18
Cumulative Escalation			=1+(HLOOKUP(B5, ‘O&M Component Limit’!$E$3:$T$18,11))
O&M Costs ($/nt)	=D15/D10	=IF(E11=“n/a”,E15/E10,E1 5/E11)	=F12*F13
Annual Amount	*****	*****	=ROUND(F14*E10,0)

Adjustment ($/nt)		Actual vs. Forecast Factor	Cap Factor
Actual vs. Forecast		=IF(AND($E$14<$D$14, $ E$14=$F$14),“n/a”,IF($E $14=$D$14,“n/a”,IF(AND($F $ 14<$D$14,$F$14<$E$14 ), “n/a”,IF($F$14<$E$14,“n/a”, IF($D14-$F14>0, $F14-$E14 , $D$14-$E$14)))))	=IF(E14>F14, D14-F14, IF(D14>F14, D14-F14,“n/a”))
*****		=IF(E18=“n/a”,“n/a”,IF (E18<0,0,1))
Net (Cost)/Credit		=IF(E18=“n/a”,“n/a”, E18-E19)

Adjustment ($/month)
Net (Cost)/Credit		=IF(E$18=“n/a”,“n/a”, IF(AND(E20<0,E18>0),“n/a”, E $20*E10))	=IF(F18=“n/a”, “n/a”,F18*E10)
Factor %		=IF(E23=“n/a”,“”,50%)	=IF(F23=“n/a”, “”,50%)
Net USS (Cost)/Credit		=IF(E$18=“n/a”,“n/a”, IF (AND(E20<0,E18>0),“n/a”, ROUND(E24*E23,2)))	=IF(F24=“”, “n/a”,ROUND (F24*F23,2))

O&M Cost Summary		Costs	$/nt coke
US Steel Invoiced Amount		=D14*E10	=E28/$E$10
Adjustments – (Cost)/Credit:
Actual vs. Forecast Factor	less	=IF(E25=“n/a”,0,IF(F25= “n/a”,E25,IF(AND(E18>0, F18>0),E25,0)))	=E29/$E$10
Cap Factor	less	=IF(F25=“n/a”,0,F25)	=E30/$E$10
Final USS Costs		=E28-E29-E30	=E31/$E$10

O&M Adjustment Shares
Invoiced O&M Costs		=E28
Actual O&M Costs		=E15
Actual vs. Original Invoice Difference		=D34-D35	Adjustment %
US Steel Adjustment – (Cost)/Credit		=ROUND(+E29+E30,2)	=IF(D40=0,0,D38/D40)
Gateway Adjustment – (Cost)/Credit		=D40-D38	=IF(D40=0,0,D39/D40)
Total Adjustment		=D36	=E38+E39

Final O&M Cost Responsibility	Costs	Share %	$/nt coke
US Steel Costs Paid	=E31	=D44/$D$46	=D44/$E$10
Gateway Costs	=D46-D44	=D45/$D$46	=D45/$E$10
Actual O&M Costs	=E15	=D46/$D$46	=D46/$E$10

SCHEDULE 3.1(c)(xi)

Gateway Energy & Coke Company

O&M Cost Adjustment Calculator

Year: 2013

Quarter: Full Year

	O&M Component Forecast	Actual O&M Component Actual	O&M Cap Cap
Coke Production (nt/year)	*****	*****
*****% of Forecast Volume		=IF(E10>=0.9*D10,“n/a”, ROUND(0.9*D10,0))
Initial O&M Cap			=‘O&M Component Limit’!$D$18
Cumulative Escalation			=1+(HLOOKUP(B5, ‘O&M Component Limit’!$E$3:$T$18,11))
O&M Costs ($/nt)	=D15/D10	=IF(E11=“n/a”, E15/E10,E15/E11)	=F12*F13
Annual Amount	*****	*****	=ROUND(F14*E10,0)

Adjustment ($/nt)		Actual vs. Forecast Factor	Cap Factor
Actual vs. Forecast		=IF(AND($E$14<$D$14, $E$14=$F$14),“n/a”, IF($E$14=$D$14,“n/a”, IF(AND($F$14<$D$14, $F$14<$E$14),“n/a”, IF($F$14<$E$14,“n/a”, IF($D14-$F14>0,$F14- $E14,$D$14-$E$14)))))	=IF(E14>F14,D14-F14, IF(D14>F14,D14-F14,“n/a”))
*****		=IF(E18=“n/a”,“n/a”, IF(E18<0,0,1))
Net (Cost)/Credit		=IF(E18=“n/a”,“n/a”, E18-E19)
Adjustment ($/month)
Net (Cost)/Credit		=IF(E$18=“n/a”,“n/a”, IF(AND(E20<0,E18>0),“n/a” ,E$20*E10))	=IF(F18=“n/a”,“n/a”,F18*E10)
Factor %		=IF(E23=“n/a”,“”,50%)	=IF(F23=“n/a”,“”,50%)
Net USS (Cost)/Credit		=IF(E$18=“n/a”,“n/a”, IF(AND(E20<0,E18>0), “n/a”,ROUND(E24*E23,2)))	=IF(F24=“”,“n/a”, ROUND(F24*F23,2))

O&M Cost Summary		Costs	$/nt coke
US Steel Invoiced Amount		=D14*E10	=E28/$E$10
Adjustments – (Cost)/Credit:
Actual vs. Forecast Factor	less	=IF(E25=“n/a”,0,IF(F25=“n/a”, E25,IF(AND(E18>0, F18>0),E25,0)))	=E29/$E$10
Cap Factor	less	=IF(F25=“n/a”,0,F25)	=E30/$E$10
Final USS Costs		=E28-E29-E30	=E31/$E$10

O&M Adjustment Shares
Invoiced O&M Costs		=E28
Actual O&M Costs		=E15
Actual vs. Original Invoice Difference		=D34-D35	Adjustment %
US Steel Adjustment – (Cost)/Credit		=ROUND(+E29+E30,2)	=IF(D40=0,0,D38/D40)
Gateway Adjustment – (Cost)/Credit		=D40-D38	=IF(D40=0,0,D39/D40)
Total Adjustment		=D36	=E38+E39

Final O&M Cost Responsibility	Costs	Share %	$/nt coke
US Steel Costs Paid	=E31	=D44/$D$46	=D44/$E$10
Gateway Costs	=D46-D44	=D45/$D$46	=D45/$E$10
Actual O&M Costs	=E15	=D46/$D$46	=D46/$E$10

SCHEDULE 3.1(c)(xi)

Gateway Energy & Coke Company

O&M Cost Adjustment Calculator

Year: 2013

Quarter: Full Year

	O&M Component Forecast	Actual O&M Component Actual	O&M Cap Cap
Coke Production (nt/year)	*****	*****
*****% of Forecast Volume		=IF(E10>=0.9*D10,“n/a”, ROUND(0.9*D10,0))
Initial O&M Cap			=‘O&M Component Limit’!$D$18
Cumulative Escalation			=1+(HLOOKUP(B5, ‘O&M Component Limit’!$E$3: $T$18,11))
O&M Costs ($/nt)	=D15/D10	=IF(E11=“n/a”,E15/E10, E15/E11)	=F12*F13
Annual Amount	*****	*****	=ROUND(F14*E10,0)

Adjustment ($/nt)		Actual vs. Forecast Factor	Cap Factor
Actual vs. Forecast		=IF(AND($E$14<$D$14, $E$14=$F$14),“n/a”, IF($E$14=$D$14,“n/a”, IF(AND($F$14<$D$14, $F$14<$E$14),“n/a”, IF($F$14<$E$14,“n/a”, IF($D14-$F14>0,$F14- $E14, $D$14-$E$14)))))	=IF(E14>F14,D14- F14,IF(D14>F14,D14- F14,“n/a”))
*****		=IF(E18=“n/a”,“n/a”, IF(E18<0,0,1))
Net (Cost)/Credit		=IF(E18=“n/a”,“n/a”, E18-E19)

Adjustment ($/month)
Net (Cost)/Credit		=IF(E$18=“n/a”,“n/a”, IF(AND (E20<0,E18>0), “n/a”,E$20*E10))	=IF(F18=“n/a”,“n/a”, F18*E10)
Factor %		=IF(E23=“n/a”,“”,50%)	=IF(F23=“n/a”,“”,50%)
Net USS (Cost)/Credit		=IF(E$18=“n/a”,“n/a”, IF(AND(E20<0,E18>0), “n/a”, ROUND (E24*E23,2)))	=IF(F24=“”,“n/a”, ROUND(F24*F23,2))

O&M Cost Summary		Costs	$/nt coke
US Steel Invoiced Amount		=D14*E10	=E28/$E$10
Adjustments – (Cost)/Credit:
Actual vs. Forecast Factor	less	=IF(E25=“n/a”,0, IF(F25=“n/a”,E25, IF(AND(E18>0, F18>0), E25,0)))	=E29/$E$10
Cap Factor	less	=IF(F25=“n/a”,0,F25)	=E30/$E$10

Final USS Costs		=E28-E29-E30	=E31/$E$10

O&M Adjustment Shares
Invoiced O&M Costs		=E28
Actual O&M Costs		=E15
Actual vs. Original Invoice Difference		=D34-D35	Adjustment %
US Steel Adjustment – (Cost)/Credit		=ROUND(+E29+E30,2)	=IF(D40=0,0,D38/D40)
Gateway Adjustment – (Cost)/Credit		=D40-D38	=IF(D40=0,0,D39/D40)
Total Adjustment		=D36	=E38+E39
Final O&M Cost Responsibility	Costs	Share %	$/nt coke
US Steel Costs Paid	=E31	=D44/$D$46	=D44/$E$10
Gateway Costs	=D46-D44	=D45/$D$46	=D45/$E$10
Actual O&M Costs	=E15	=D46/$D$46	=D46/$E$10

SCHEDULE 3.1(c)(xi)

Schedule 3.3(b)

Minimum Insurance Coverages and Maximum Deductibles

Coverage	Maximum Deductible		Minimum Coverage Amount
Workers’ Compensation	$	*****		*****
Employers’ Liability	$	*****		*****
Commercial Liability	$	*****	$	*****
Automobile Liability	$	*****	$	*****
Property	$	*****		*****
Business Interruption		*****$*****		*****

SCHEDULE 3.3(b)

SCHEDULE 3.6(h)

Final invoice Format

•	The following tabs are based on two major contract issues.

•	Invoices must be created by the Provider on the third business day before the end of each month prior to 12pm CST.

•	Prior month adjustments must be reported by the Provider to the Off-Taker on the 15th of each month.

•	Quantities for the above invoices and adjustments should all be actual based on meters and scales with exception for unusual situations. (No estimates for a normal month.)

•	The quantities for the third business day before the end of each month thru the final meter or scale readings at the end of the month become:

•	The unbilled receivable quantities for the Provider.

•	The unaudited liability quantities for the Off-Taker.

•	Unless an inter-company balance is required, each of the above can calculate dollars as they deem best.

•	The ‘Inv prep data Input’ and ‘coke price data input’ tabs are setup to provide easy data Input.

•

Provides a choice of setting up individual tabs for each month of invoices and 15th prior adjustment memos, or allows a simple macro to be setup to prepare the invoice and 15th prior adjustment memo by selecting the month for preparation.

•	This also provides visual trends.

•	The spreadsheet would be sent to the Off-taker with each invoice and 15th adjustment.

•	The Inv prep data input’ tab currently is set up to use quantities based on meter or scale measurements.

•	Once the demo would move to production, fields could be added for the actual readings, and the spreadsheet could calculate the final numbers to be used to prepare the invoice.

Note: To the extent a provision in the body or definitions of the off-take agreement differs from this exhibit, the language in the body or of the definitions off-take agreement shall prevail.

SCHEDULE 3.6(h)

SCHEDULE 3.6(h) (cont.)

SEPTEMBER 2006 INVOICE

Gateway Energy & Coke Company LLC

111 Northshore Drive

Suite N-600

Knoxville, Tennessee 37919-4093

Invoice Date:	09/27/06

Invoice Number:	USS-0906	Remit to:	Gateway Energy & Coke Company LLC

Sold to:	US Steel	Salesperson:	Jeffrey S. Wozek

Bill to:	US Steel	ACH Credit Instructions:

Period Billed:	August 29, 2006 – August 31, 2006 September 1, 2006 – September 26, 2006	Wire Instructions:

Period Price Adj.:	August 1, 2006 – August 28, 2006	Terms:

PO Number:	XYZ123	Due:	Friday, September 29, 2006
	PO Line Number		Quantity	$

	1 Furnace coke		*****	*****

	2 Feed water		*****	*****

	3 Breeze		*****	*****

	4 Additional sharing of Section 45 Credits Realized			*****

	5 Additional adjustments of any debit or credit payment per Sec. 3.6(c), Sec. 3.8(d), and Sec. 3.6(f) of Contract			*****

	Invoice Total			*****

Detail

FURNACE COKE SHIPPED		$/NT	NT (1)	$

Current Month: September 1, 2006 – September 26, 2006
Estimated Coal Price Component (2)		*****
Coal Cost	*****
Other coal costs	*****
O&M Component		*****
Insurance Component		*****
Fixed Price Component		*****
NT Shipped @ Estimated Coke $/NT		*****	*****	*****

Prior month: August 29, 2006 – August 31, 2006
NT’s shipped at actual price		*****	*****	*****

Prior month Price Adj.: (5) August 1, 2006 – August 28, 2006
NT shipped @ Estimated price	*****	*****		*****
NT shipped @ Actual price	*****	*****		*****

Coke Price Discount in respect of Nonconforming Coke Tonnage and/or Price Adjustment for Coke Quality				*****

Net Current Month Furnace Coke		*****	*****	*****

FEED WATER PROCESSING		$/MMBTU	MMBTU	$

Current Month: September 1, 2006 – September 26, 2006		*****	*****	*****

Prior month: August 29, 2006 – August 31, 2006		*****	*****	*****

Volume adjustment (3)		*****	—	—

Net Current Month Feed Water		*****	*****	*****

BREEZE		$/NT	NT	$

Current Month: September 1, 2006 – September 26, 2006		*****	*****	*****

Prior month: August 29, 2006 – August 31, 2006		*****	*****	*****

Volume adjustment (4)		*****	—	—

Net Current Month Breeze		*****	*****	*****

SCHEDULE 3.6(h)

(1)	Furnace Coke tons Sold = Belt scale weights adjusted to *****% moisture for coke shipped

(2)	Estimated Coal Price Component = Apply the previous month’s ending coal inventory blend cost and calculate the coal tons to be carbonized based on the actual furnace coke shipped, adjusted to *****% moisture, applied by the Net Guaranteed Yield

(3)	Actual Quantity of Conforming Steam = Actual steam meter readings

(4)	Estimated Quantity of Breeze = Actual to be confirmed by truck scale weights.

(5)	Price adjustment memorandum, Sept 15, 2006 (sample attached)

(6)	Volume adjustment memorandums, Sept 15, 2006 (sample attached)

SCHEDULE 3.6(h)

PRIOR MONTH ADJUSTMENT MEMO

Gateway Energy & Coke Company LLC

111 Northshore Drive

Suite N-600

Knoxville, Tennessee 37919-4093

Invoice Date:	09/15/06

Memo Number:	0806F

Sold to:	US Steel	Salesperson:	Jeffrey S. Wozek

Period Unbilled:	August 29, 2006 – August 31, 2006

Period Price Adj.:	August 1, 2006 – August 28, 2006	Terms:	Adjustment will appear on next invoice

PO Number:	XYZ123	Due:	Friday, September 29, 2006

Detail

FURNACE COKE SHIPPED		$/NT	NT (1)	$

Prior month: August 29, 2006 – August 31, 2006
NT’s shipped at actual price		*****	*****	*****

Prior month Price Adj.: (5) August 1, 2006 – August 28, 2006
NT shipped @ Estimated price	*****	*****		*****
NT shipped @ Actual price	*****	*****		*****

Coke Price Discount in respect of Nonconforming Coke Tonnage and/or Price Adjustment for Coke Quality

Net Prior Month Furnace Coke		*****	*****	*****

FEED WATER PROCESSING		$/MMBTU	MMBTU	$

Prior month: August 29, 2006 – August 31, 2006		*****	*****	*****

Volume adjustment (3)		*****	*****	*****

Net Current Month Feed Water		*****	*****	*****

BREEZE		$/NT	NT	$

Prior month: August 29, 2006 – August 31, 2006		*****	*****	*****

Volume adjustment (4)		*****	*****	*****

Net Current Month Breeze		*****	*****	*****

(1)	Furnace Coke tons Sold = Belt scale weights adjusted to *****% moisture for coke shipped

(2)	Estimated Coal Price Component = Apply the previous month’s ending coal inventory blend cost and calculate the coal tons to be carbonized based on the actual furnace coke shipped, adjusted to *****% moisture, applied by the Net Guaranteed Yield

(3)	Actual Quantity of Conforming Steam = Actual steam meter readings

(4)	Estimated Quantity of Breeze = Actual to be confirmed by truck scale weights.

(5)	Price adjustment memorandum, Sept 15, 2006 (sample attached)

(6)	Volume adjustment memorandums, Sept 15, 2006 (sample attached)

SCHEDULE 3.6(h)

	U of M	Dec py	Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	Sep	Oct	Nov	Dec
Number of Days
In month	Days		31	28	31	30	31	30	31	31	30	31	30	31
1 thru last day before 3BDBEOM	Days		*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
3BDBEOM to EOM	Days		*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
PO Number			*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
Invoice Header			7 2006 INVOICE	7 2006 INVOICE	7 2006 INVOICE	7 2006 INVOICE	7 2006 INVOICE	7 2006 INVOICE	7 2006 INVOICE	7 2006 INVOICE	SEPTEMBER 2006 INVOICE	7 2006 INVOICE	7 2006 INVOICE	7 2006 INVOICE
Invoice Date			*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
Invoice Number			*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
Due			*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
Period Description
1 thru last day before 3BDBEOM	Varbags									*****	*****
3BDBEOM to EOM	Varbags									*****	*****
Furnace Coke Shipped
1 thru last day before 3BDBEOM	NT		*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
3BDBEOM to EOM	NT		*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
Prior month ending Inv. blend coal	$/NT		*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
Coke price discount	$		*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
Feed Water Processing
1 thru last day before 3BDBEOM	MMBTU									*****	*****
3BDBEOM to EOM	MMBTU									*****
Volume adjustment	MMBTU									*****	*****
$/MMBTU	$/MMBTU	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
Breeze
1 thru last day before 3BDBEOM	NT									*****	*****
3BDBEOM to EOM	NT									*****
Volume adjustment	NT									*****	*****
$/NT	$/NT		*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****

FURNACE COKE SHIPPED
Current month:			*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
Estimate Coal Price Component			*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
Coal Cost			*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
Other coal costs			*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
O&M Component			*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
Fixed Price Component			*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
Insurance Component			*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
Not identified at this time			*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
$/NT			*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
NT			*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
$’s			*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
Prior Month:			*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
$/NT			*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
NT			*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
$’s			*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
Prior month Price Adj:			*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
NT			*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
$/NT Estimated price			*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
$’s Estimated			*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
$/NT Actual price			*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
$’s Actual			*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
Coke price discount in respect to Nonconformance			*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****

SCHEDULE 3.6(h)

	U of M	Dec py	Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	Sep	Oct	Nov	Dec
Net Current Month Furnace Coke:
$/NT			*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
NT			*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
$’s			*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
FEED WATER PROCESSING
Current Month:			*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
$/MMBTU			*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
MMBTU			*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
$’s			*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
Prior Month:			*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
$/MMBTU			*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
MMBTU			*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
$’s			*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
Volume adjustment:
$/MMBTU			*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
MMBTU			*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
$’s			*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
Net Current Month Fixed Water:
$/MMBTU			*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
MMBTU			*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
$’s			*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
BREEZE
Current Month:
$/NT			*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
NT			*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
$’s			*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
Prior Month:
$/NT			*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
NT			*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
$’s			*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
Volume adjustment:
$/NT			*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
NT			*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
$’s			*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
Net Current Month Fixed Breeze:
$/NT			*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
NT			*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
$’s			*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
FURNACE COKE SHIPPED (final)	NT	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
Coke price for the month	$/NT	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
Other coal costs	$/NT	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
O&M Component	$/NT	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
Fixed Price Component	$/NT	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
Insurance Component	$/NT	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
Not identified at this time	$/NT	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
Sum of Production Blend Periods
Total Coke Sales adjusted to *****%	NT	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
(Diff should be zero)	NT	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
	$	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
	$/NT	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
Add periods as needed		*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
Aug 1-5	NT	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
	$/NT	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****

SCHEDULE 3.6(h)

	U of M	Dec py	Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	Sep	Oct	Nov	Dec
	$	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
Aug 6-23	NT	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
	$/NT	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
	$	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
Aug 24-31	NT	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
	$/NT	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
	$	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****

SCHEDULE 3.6(h)

Gateway Energy & Coke Company LLC

111 Northshore Drive

Suite N-600

Knoxville, Tennessee 37919-4093

Invoice Date:	09/27/06

Invoice Number:	=+‘inv prep data input’!O15	Remit to:	Gateway Energy & Coke Company LLC

Sold to:	US Steel	Salesperson:	Jeffrey S. Wozek

Bill to:	US Steel	ACH Credit Instructions:

Period Billed:	=+‘inv prep data input’!O55	Wire Instructions:

Period Price Adj.:	=+‘inv prep data input’!O45	Terms:

PO Number:	=+‘inv prep data input’!O9	Due:	=+‘inv prep data input’!O17

	PO Line Number		Quantity	$

	1 Furnace coke	=+I57	=+J57

	2 Feed water	=+I67	=+J67

	3 Breeze	=+I77	=+J77

	4 Additional sharing of Section 45 Credits Realized		0

0

=SUM(J23:J34)

Detail	Invoice Total

FURNACE COKE SHIPPED			$/NT	NT (1)	$

Current Month:	=+C17
Estimated Coal Price Component (2)			=+‘inv prep data input’!O46
Coal Cost		=+‘inv prep data input’!O47
Other coal costs		=+‘inv prep data input’!O48
O&M Component			=+‘inv prep data input’!O49
Fixed Price Component			=+‘inv prep data input’!O50
NT Shipped @ Estimated Coke $/NT			=+‘inv prep data input’!O52	=+‘inv prep data input’!O53	=+‘inv prep data input’!O54
Prior month:	=+C16
NT’s shipped as actual price			=+‘inv prep data input’!O56	=+‘inv prep data input’!O57	=+‘inv prep data input’!O58
Prior month Price Adj.: (5)		=+C19
NT shipped @ Estimate price		=+G52*-1	=+‘inv prep data input’!O61		=+‘inv prep data input’!O62
NT shipped @ Actual price		=+‘inv prep data input’!O60	=+‘inv prep data input’!O63		=+‘inv prep data input’!O64
Coke Price Discount in respect of Nonconforming Coke Tonnage and/or Price Adjustment for Coke Quality					=+‘inv prep data input’!O65

Net Current Month Furnace Coke			=+‘inv prep data input’!O67	=+‘inv prep data input’!O68	=+‘inv prep data input’!O69

FEED WATER PROCESSING			$/MMBTU	MMBTU	$

Current Month:	=+C17		=+‘inv prep data input’!O72	=+‘inv prep data input’!O73	=+‘inv prep data input’!O74
Prior month:	=+C16		=+‘inv prep data input’!O76	=+‘inv prep data input’!O77	=+‘inv prep data input’!O78
Volume adjustment (3)			=+‘inv prep data input’!O80	=+‘inv prep data input’!O81	=+‘inv prep data input’!O82
Net Current Month Feed Water			=+‘inv prep data input’!O84	=+‘inv prep data input’!O85	=+‘inv prep data input’!O86

EXHIBIT A

BREEZE		$/NT	NT	$

Current Month:	=+C17	=+‘inv prep data input’!O89	=+‘inv prep data input’!O90	=+‘inv prep data input’!O91
Prior month:	=+C16	=+‘inv prep data input’!O93	=+‘inv prep data input’!O94	=+‘inv prep data input’!O95
Volume adjustment (4)		=+‘inv prep data input’!O97	=+‘inv prep data input’!O98	=+‘inv prep data input’!O99
Net Current Month Breeze		=+‘inv prep data input’!O101	=+‘inv prep data input’!O102	=+‘inv prep data input’!O103

(1)	Furnace Coke tons Sold = Belt scale weights adjusted to *****% moisture for coke shipped
(2)	Estimated Coal Price Component = Apply the previous month’s ending coal inventory blend cost and calculate the coal tons to be carbonized based on the actual furnace coke shipped, adjusted to *****% moisture, applied by the Net Guaranteed Yield
(3)	Actual Quantity of Conforming Steam = Actual steam meter readings
(4)	Estimated Quantity of Breeze = Actual to be confirmed by truck scale weights.
(5)	Price adjustment memorandum, September 15, 2006 (sample attached)

EXHIBIT A

PRIOR MONTH ADJUSTMENT MEMO

Gateway Energy & Coke Company LLC

111 Northshore Drive

Suite N-600

Knoxville, Tennessee 37919-4093

Invoice Date:
Memo Number:
Sold to:	US Steel	Salesperson:	Jeffrey S. Wozek
Period Unbilled:	=+‘inv prep data input’!O55
Period Price Adj.:	=+‘inv prep data input’!O59	Terms:	Adjustment will appear on next invoice
PO Number:	=+‘inv prep data input’!O9	Due:	=+‘inv prep data input’!O17

Detail

FURNACE COKE SHIPPED			$/NT	NT (1)	$

Prior month:	=+C15
NT’s shipped as actual price			=+‘inv prep data input’!O56	=+‘inv prep data input’!O57	=+‘inv prep data input’!O58
Prior month Price Adj.: (5)	=+C17	=+G30*-1	=+‘inv prep data input’!O61		=+‘inv prep data input’!O62
NT shipped @ Estimate price		=+‘inv prep data input’!O60	=+‘inv prep data input’!O63		=+‘inv prep data input’!O64
NT shipped @ Actual price

Coke Price Discount in respect of Nonconforming Coke Tonnage and/or Price Adjustment for Coke Quality					=+‘inv prep data input’!O65
Net Prior Month Furnace Coke			=+J35/I35	=SUM(I23:I34)	=SUM(J23:J34)

FEED WATER PROCESSING			$/MMBTU	MMBTU	$

Prior month:	=+C15		=+‘inv prep data input’!O76	=+‘inv prep data input’!O77	=+‘inv prep data input’!O78
Volume adjustment (3)			=+‘inv prep data input’!O80	=+‘inv prep data input’!O81	=+‘inv prep data input’!O82
Net Current Month Feed Water			=+J44/I44	=SUM(I38:I43)	=SUM(J38:J43)

BREEZE			$/NT	NT	$

Prior month:	=+C15		=+‘inv prep data input’!O93	=+‘inv prep data input’!O94	=+‘inv prep data input’!O95
Volume adjustment (4)			=+‘inv prep data input’!O97	=+‘inv prep data input’!O98	=+‘inv prep data input’!O99
Net Current Month Breeze			=+J53/I53	=SUM(I47:I52)	=SUM(J47:J52)

(1)	Furnace Coke tons Sold = Belt scale weights adjusted to *****% moisture for coke shipped
(2)	Estimated Coal Price Component = Apply the previous month’s ending coal inventory blend cost and calculate the coal tons to be carbonized based on the actual furnace coke shipped, adjusted to *****% moisture, applied by the Net Guaranteed Yield
(3)	Actual Quantity of Conforming Steam = Actual steam meter readings
(4)	Estimated Quantity of Breeze = Actual to be confirmed by truck scale weights.
(5)	Price adjustment memorandum, September 15, 2006 (sample attached)

EXHIBIT A

	U of M	Dec py	Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	Sep	Oct	Nov	Dec
Number of Days
In month	Days		*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
1 thru last day before 3BDBEOM	Days		*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
3BDBEOM to EOM	Days		=G9	=+H5-H6	=+I5-I6	=+J5-J6	=+K5-K6	=+L5-L6	=+M5-M6	=+N5-N6	=+O5-O6	=+P5-P6	=+Q5-Q6	=+R5-R6
PO Number			XYZ123	XYZ123	XYZ123	XYZ123	XYZ123	XYZ123	XYZ123	XYZ123	XYZ123	XYZ123	XYZ123	XYZ123
Invoice Header			? 2006 INVOICE	? 2006 INVOICE	? 2006 INVOICE	? 2006 INVOICE	? 2006 INVOICE	? 2006 INVOICE	? 2006 INVOICE	? 2006 INVOICE	? 2006 INVOICE	? 2006 INVOICE	? 2006 INVOICE	? 2006 INVOICE
Invoice Date			*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
Invoice Number			USS-?	USS-?	USS-?	USS-?	USS-?	USS-?	USS-?	USS-?	USS-?	USS-?	USS-?	USS-?
Due			?	?	?	?	?	?	?	?	?	?	?	?
Period Description
1 thru last day before 3BDBEOM	Verbage
3BDBEOM to EOM	Vergabe
Furnace Coke Shipped
1 thru last day before 3BDBEOM	NT		*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
3BDBEOM to EOM	NT		*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
Prior month ending Inv. blend coal	$/NT		*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
Coke price discount	$		*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
Feed Water Processing
1 thru last day before 3BDBEOM	MMBTU
3BDBEOM to EOM	MMBTU
Volume adjustment	MMBTU
$/MMBTU	$/MMBTU		*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
Breeze
1 thru last day before 3BDBEOM	NT
3BDBEOM to EOM	NT
Volume adjustment	NT
$/NT	$/NT		*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****

FURNACE COKE SHIPPED
Current month:			=+G20	=+H20	=+I20	=+J20	=+K20	=+L20	=+M20	=+N20	=+O20	=+P20	=+Q20	=+R20
Estimate Coal Price Component			=+G47 +G48	=+H47 +H48	=+I47 +I48	=+J47 +J48	=+K47 +K48	=+L47 +L48	=+M47 +M48	=+N47 +N48	=+O47 +O48	=+P47 +P48	=+Q47 +Q48	=+R47 +R48
Coal Cost			=+’inv prep data input’!G26	=+’inv prep data input’!H26	=+’inv prep data input’!I26	=+’inv prep data input’!J26	=+’inv prep data input’!K26	=+’inv prep data input’!L26	=+’inv prep data input’!M26	=+’inv prep data input’!N26	=+’inv prep data input’!O26	=+’inv prep data input’!P26	=+’inv prep data input’!Q26	=+’inv prep data input’!R26
Other coal costs			=+’coke price data input’!G4	=+’coke price data input’!H4	=+’coke price data input’!I4	=+’coke price data input’!J4	=+’coke price data input’!K4	=+’coke price data input’!L4	=+’coke price data input’!M4	=+’coke price data input’!N4	=+’coke price data input’!O4	=+’coke price data input’!P4	=+’coke price data input’!Q4	=+’coke price data input’!R4
O&M Component			=+’coke price data input’!G5	=+’coke price data input’!H5	=+’coke price data input’!I5	=+’coke price data input’!J5	=+’coke price data input’!K5	=+’coke price data input’!L5	=+’coke price data input’!M5	=+’coke price data input’!N5	=+’coke price data input’!O5	=+’coke price data input’!P5	=+’coke price data input’!Q5	=+’coke price data input’!R5
Fixed Price Component			=+’coke price data input’!G6	=+’coke price data input’!H6	=+’coke price data input’!I6	=+’coke price data input’!J6	=+’coke price data input’!K6	=+’coke price data input’!L6	=+’coke price data input’!M6	=+’coke price data input’!N6	=+’coke price data input’!O6	=+’coke price data input’!P6	=+’coke price data input’!Q6	=+’coke price data input’!R6
Not identified at this time			=+’coke price data input’!G7	=+’coke price data input’!H7	=+’coke price data input’!I7	=+’coke price data input’!J7	=+’coke price data input’!K7	=+’coke price data input’!L7	=+’coke price data input’!M7	=+’coke price data input’!N7	=+’coke price data input’!O7	=+’coke price data input’!P7	=+’coke price data input’!Q7	=+’coke price data input’!R7
$/NT			=ROUND( +G46+G49 +G50:G50, 2 )	=ROUND (+H46+H 49+H50:H 50,2)	=ROUND (+I46+I49 +I50:I50,2 )	=ROUND (+J46+J49 +J50:J50, 2)	=ROUND (+K46+K 49+K50:K 50,2)	=ROUND (+L46+L4 9+L50:L5 0,2)	=ROUND (+M46+M 49+M50: M50,2)	=ROUND (+N46+N 49+N50:N 50,2)	=ROUND (+O46+O 49+O50:O 50,2)	=R52(+ P4 6+P49+P5 0:P50,2)	=ROUND (+Q46+Q 49+Q 50 :Q 50,2)	=ROUND (+R46+R4 9+R50:R5 0,2)
NT			=+G24	=+H24	=+I24	=+J24	=+K24	=+L24	=+M24	=+N24	=+O24	=+P24	=+Q24	=+R24
$’s			=+G52 *G53	=+H52 *H53	=+I52 *I53	=+J52 *J53	=+K52 *K53	=+L52 *L53	=+M52 *M53	=+N52 *N53	=+O52 *O53	=+P52 *P53	=+Q52 *Q53	=+R52 *R53
Prior Month:			=G56	=+G21	=+H21	=+I21	=+J21	=+K21	=+L21	=+M21	=+N21	=+O21	=+P21	=+Q21
$/NT			=+’coke price data input’!F3	=+’coke price data input’!G3	=+’coke price data input’!H3	=+’coke price data input’!I3	=+’coke price data input’!J3	=+’coke price data input’!K3	=+’coke price data input’!L3	=+’coke price data input’!M3	=+’coke price data input’!N3	=+’coke price data input’!O3	=+’coke price data input’!P3	=+’coke price data input’!Q3
NT			=+F25	=+G25	=+H25	=+I25	=+J25	=+K25	=+L25	=+M25	=+N25	=+O25	=+P25	=+Q25
$’s			=+G56 *G57	=+H56 *H57	=+I56 *I57	=+J56 *J57	=+K56 *K57	=+L56 *L57	=+M56 *M57	=+N56 *N57	=+O56 *O57	=+P56 *P57	=+Q56 *Q57	=+R56 *R57
Prior month Price Adj:			=+F20	=+G20	=+H20	=+I20	=+J20	=+K20	=+L20	=+M20	=+N20	=+O20	=+P20	=+Q20
NT			=+F24	=+G24	=+H24	=+I24	=+J24	=+K24	=+L24	=+M24	=+N24	=+O24	=+P24	=+Q24
$/NT Estimated price		=+E52	=+F52	=+G52	=+H52	=+I52	=+J52	=+K52	=+L52	=+M52	=+N52	=+O52	=+P52	=+Q52
$’s Estimated			=-G60*G61	=-H60*H61	=-I60*I61	=-J60*J61	=-K60*K61	=-L60*L61	=-M60*M61	=-N60*N61	=-O60*O61	=-P60*P61	=-Q60*Q61	=-R60*R61

SCHEDULE 3.6(h)

	U of M	Dec py	Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	Sep	Oct	Nov	Dec
$/NT Actual price		=+F56	=+G56	=+H56	=+I56	=+J56	=+K56	=+L56	=+M56	=+N56	=+O56	=+P56	=+Q56	=+R56
$’s Actual			=+G60 *G6 3	=+H60 *H63	=+I60 *I63	=+J60 *J63	=+K60 *K63	=+L60 *L63	=+M60 *M63	=+N60 *N63	=+O60 *O63	=+P60 *P63	=+Q60 *Q63	=+R60 *R63
Coke price discount in respect to Nonconformance			=+G27	=+H27	=+I27	=+J27	=+K27	=+L27	=+M27	=+N27	=+O27	=+P27	=+Q27	=+R27
Net Current Month Furnace Coke:
$/NT			=+G69 /G68	=+H69 /H68	=+I86 /I85	=+J69 /J68	=+K69 /K68	=+L69 /L68	=+M69 /M68	=+N69 /N68	=+O69 /O68	=+P69 /P68	=+Q69 /Q68	=+R69 /R68
NT			=+G53 +G57	=+H53 +H57	=+I53 +I57	=+J53 +J57	=+K53 +K57	=+L53 +L57	=+M53 +M57	=+N53 +N57	=+O53 +O57	=+P53 +P57	=+Q53 +Q57	=+R53 +R57
$’s			=+G54 +G58 +G62 +G64 +G65	=+H54 +H58 +H62 +H64 +H65	=+I54 +I58 +I62 +I64 +I65	=+J54 +J58 +J62 +J64 +J65	=+K54 +K58 +K62 +K64 +K65	=+L54 +L58 +L62 +L64 +L65	=+M54 +M58 +M62 +M64 +M65	=+N54 +N58 +N62 +N64 +N65	=+O54 +O58 +O62 +O64 +O65	=+P54 +P58 +P62 +P64 +P65	=+Q54 +Q58 +Q62 +Q64 +Q65	=+R54 +R58 +R62 +R64 +R65

FEED WATER PROCESSING
Current Month:			=+G20	=+I20	=+I20	=+J20	=+K20	=+L20	=+M20	=+N20	=+O20	=+P20	=+Q20	=+R20
$/MMBTU			=+G33	=+I33	=+I33	=+J33	=+K33	=+L33	=+M33	=+N33	=+O33	=+P33	=+Q33	=+R33
MMBTU			=+G30	=+I30	=+I30	=+J30	=+K30	=+L30	=+M30	=+N30	=+O30	=+P30	=+Q30	=+R30
$’s			=+G72 *G73	=+I72 *I73	=+I72 *I73	=+J72 *J73	=+K72 *K73	=+L72 *L73	=+M72 *M73	=+N72 *N73	=+O72 *O73	=+P72 *P73	=+Q72 *Q73	=+R72 *R73
Prior Month:			=+F21	=+H21	=+H21	=+I21	=+J21	=+K21	=+L21	=+M21	=+N21	=+O21	=+P21	=+Q21
$/MMBTU			=+F33	=+H33	=+H33	=+I33	=+J33	=+K33	=+L33	=+M33	=+N33	=+O33	=+P33	=+Q33
MMBTU			=+F31	=+H31	=+H31	=+I31	=+J31	=+K31	=+L31	=+M31	=+N31	=+O31	=+P31	=+Q31
$’s			=+G76 *G77	=+I76 *I77	=+I76 *I77	=+J76 *J77	=+K76 *K77	=+L76 *L77	=+M76 *M77	=+N76 *N77	=+O76 *O77	=+P76 *P77	=+Q76 *Q77	=+R76 *R77
Volume adjustment:
$/MMBTU			=+G76	=+I76	=+I76	=+J76	=+K76	=+L76	=+M76	=+N76	=+O76	=+P76	=+Q76	=+R76
MMBTU			=+G32	=+I32	=+I32	=+J32	=+K32	=+L32	=+M32	=+N32	=+O32	=+P32	=+Q32	=+R32
$’s			=+G80 *G81	=+I80 *I81	=+I80 *I81	=+J80 *J81	=+K80 *K81	=+L80 *L81	=+M80 *M81	=+N80 *N81	=+O80 *O81	=+P80 *P81	=+Q80 *Q81	=+R80 *R81
Net Current Month Fixed Water:
$/MMBTU			=+G86 /G85	=+I86 /I85	=+I86 /I85	=+J86 /J85	=+K86 /K85	=+L86 /L85	=+M86 /M85	=+N86 /N85	=+O86 /O85	=+P86 /P85	=+Q86 /Q85	=+R86 /R85
MMBTU			=+G73 +G77 +G81	=+I73 +I77 +I81	=+I73 +I77 +I81	=+J73 +J77 +J81	=+K73 +K77 +K81	=+L73 +L77 +L81	=+M73 +M77 +M81	=+N73 +N77 +N81	=+O73 +O77 +O81	=+P73 +P77 +P81	=+Q73 +Q77 +Q81	=+R73 +R77 +R81
$’s			=+G74 +G78 +G82	=+I74 +I78 +I82	=+I74 +I78 +I82	=+J74 +J78 +J82	=+K74 +K78 +K82	=+L74 +L78 +L82	=+M74 +M78 +M82	=+N74 +N78 +N82	=+O74 +O78 +O82	=+P74 +P78 +P82	=+Q74 +Q78 +Q82	=+R74 +R78 +R82

BREEZE
Current Month:
$/NT			=+G39	=+I39	=+I39	=+J39	=+K39	=+L39	=+M39	=+N39	=+O39	=+P39	=+Q39	=+R39
NT			=+G36	=+I36	=+I36	=+J36	=+K36	=+L36	=+M36	=+N36	=+O36	=+P36	=+Q36	=+R36
$’s			=+G89 *G90	=+I89 *I90	=+I89 *I90	=+J89* J90	=+K89 *K90	=+L89 *L90	=+M89 *M90	=+N89 *N90	=+O89 *O90	=+P89 *P90	=+Q89 *Q90	=+R89 *R90
Prior Month:
$/NT			=+F39	=+H39	=+H39	=+I39	=+J39	=+K39	=+L39	=+M39	=+N39	=+O39	=+P39	=+Q39
NT			=+F37	=+H37	=+H37	=+I37	=+J37	=+K37	=+L37	=+M37	=+N37	=+O37	=+P37	=+Q37
$’s			=+G93 *G94	=+I93 *I94	=+I93 *I94	=+J93 *J94	=+K93 *K94	=+L93 *L94	=+M93 *M94	=+N93 *N94	=+O93 *O94	=+P93 *P94	=+Q93 *Q94	=+R93 *R94
Volume adjustment:
$/NT			=+F39	=+H39	=+H39	=+I39	=+J39	=+K39	=+L39	=+M39	=+N39	=+O39	=+P39	=+Q39
NT			=+G38	=+I38	=+I38	=+J38	=+K38	=+L38	=+M38	=+N38	=+O38	=+P38	=+Q38	=+R38
$’s			=+G97 *G98	=+I97 *I98	=+I97 *I98	=+J97 *J98	=+K97 *K98	=+L97 *L98	=+M97 *M98	=+N97 *N98	=+O97 *O98	=+P97 *P98	=+Q97 *Q98	=+R97 *R98
Net Current Month Fixed Breeze:
$/NT			=+G103 /G102	=+I103 /I102	=+I103 /I102	=+J103 /J102	=+K103 /K102	=+L103 /L102	=+M103 /M102	=+N103 /N102	=+O103 /O102	=+P103 /P102	=+Q103 /Q102	=+R103 /R102
NT			=+G90 +G94 +G98	=+I90 +I94 +I98	=+I90 +I94 +I98	=+J90 +J94 +J98	=+K90 +K94 +K98	=+L90 +L94 +L98	=+M90 +M94 +M98	=+N90 +N94 +N98	=+O90 +O94 +O98	=+P90 +P94 +P98	=+Q90 +Q94 +Q98	=+R90 +R94 +R98
$’s			=+G91 +G95 +G99	=+I91 +I95 +I99	=+I91 +I95 +I99	=+J91 +J95 +J99	=+K91 +K95 +K99	=+L91 +L95 +L99	=+M91 +M95 +M99	=+N91 +N95 +N99	=+O91 +O95 +O99	=+P91 +P95 +P99	=+Q91 +Q95 +Q99	=+R91 +R95 +R99

FURNACE COKE SHIPPED (final)	NT		=+’inv prep data input’ !G24+ ’inv prep data input’ !G25	=+’inv prep data input’ !H24+ ’inv prep data input’ !H25	=+’inv prep data input’ !I24+ ’inv prep data input’ !I25	=+’inv prep data input’ !J24+ ’inv prep data input’ !J25	=+’inv prep data input’ !K24+ ’inv prep data input’ !K25	=+’inv prep data input’ !L24+ ’inv prep data input’ !L25	=+’inv prep data input’ !M24+ ’inv prep data input’ !M25	=+’inv prep data input’ !N24 + ’inv prep data input’ !N25	=+’inv prep data input’ !O24 + ’inv prep data input’ !O25	=+’inv prep data input’ !P24+ ’inv prep data input’ !P25	=+’inv prep data input’ !Q24+ ’inv prep data input’ !Q25	=+’inv prep data input’ !R24+ ’inv prep data input’ !R25
Coke price for the month	$/ NT		=ROUND (+G4+G5 +G6+G7 +G12,2)	=ROUND (+H4+H5 +H6+H7 +H12,2)	=ROUND (+I4+I5 +I6+I7 +I12,2)	=ROUND (+J4+J5 +J6+J7 +J12,2)	=ROUND (+K4+K5 +K6+K7 +K12,2)	=ROUND (+L4+L5 +L6+L7 +L12,2)	=ROUND (+M4+M5 +M6+M7 +M12,2)	=ROUND (+N4+N5 +N6+N7 +N12,2)	=ROUND (+O4+O5 +O6+O7 +O12,2)	=ROUND (+P4+P5 +P6+P7 +P12,2)	=ROUND (+Q4+Q5 +Q6+Q7 +Q12,2)	=ROUND (+R4+R5 +R6+R7 +R12,2)
Other coal costs	$/ NT		*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****

O&M Component	$/ NT		*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
Fixed Price Component	$/ NT		*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
Not identified at this time	$/ NT		*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****

Sum of Production Blend Periods
Total Coke Sales adjusted to *****.0%	NT		=SUMIF ($E$13: $E6000, ”NT”, G$13: G6000)	=SUMIF ($E$13: $E6000, ”NT”, H$13: H6000)	=SUMIF ($E$13: $E6000, ”NT”, I$13: I6000)	=SUMIF ($E$13: $E6000, ”NT”, J$13: J6000)	=SUMIF ($E$13: $E6000, ”NT”, K$13: K6000)	=SUMIF ($E$13: $E6000, ”NT”, L$13: L6000)	=SUMIF ($E$13: $E6000, ”NT”, M$13: M6000)	=SUMIF ($E$13: $E6000, ”NT”, N$13: N6000)	=SUMIF ($E$13: $E6000, ”NT”, O$13: O6000)	=SUMIF ($E$13: $E6000, ”NT”, P$13: P6000)	=SUMIF ($E$13: $E6000, ”NT ”, Q$13: Q6000)	=SUMIF ($E$13: $E6000, ”NT”, R$13: R6000)
(Diff should be zero)	NT		=+G2-G9	=+H2-H9	=+I2-I9	=+J2-J9	=+K2-K9	=+L2-L9	=+M2-M9	=+N2-N9	=+O2-O9	=+P2-P9	=+Q2-Q9	=+R2-R9
	$		=SUMIF ($E$13: $E6002, ”$”, G$13: G6002)	=SUMIF ($E$13: $E6002, ”$”, H$13: H6002)	=SUMIF ($E$13: $E6002, ”$”, I$13: I6002)	=SUMIF ($E$13: $E6002, ”$”, J$13: J6002)	=SUMIF ($E$13: $E6002, ”$”, K$13: K6002)	=SUMIF ($E$13: $E6002, ”$”, L$13: L6002)	=SUMIF ($E$13: $E6002, ”$”, M$13: M6002)	=SUMIF ($E$13: $E6002, ”$”, N$13: N6002)	=SUMIF ($E$13: $E6002, “$”, O$13: O6002)	=SUMIF ($E$13: $E6002, ”$”, P$13: P6 002)	=SUMIF ($E$13: $E6002, ”$”, Q$13: Q6002)	=SUMIF ($E$13: $E6002, ”$”, R$13: R6002)
	$/ NT		=IF(G9 =0,0, +G11/G9)	=IF(H9 =0,0, +H11/H9)	=IF(I9 =0,0, +I11/I9)	=IF(J9 =0,0, +J11/J9)	=IF(K9 =0,0, +K11/K9)	=IF(L9 =0,0, +L11/L9)	=IF(M9 =0,0, +M11/M9)	=IF(N9 =0,0, +N11/N9)	=IF(O9 =0,0, +O11/O9)	=IF(P9 =0,0, +P11/P9)	=IF(Q9 =0,0, +Q11/Q9)	=IF(R9 =0,0, +R11/R9)

SCHEDULE 3.6(h)

	U of M	Dec py	Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	Sep	Oct	Nov	Dec
Add periods as needed
Aug 1-5	NT		*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
	$/NT		*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
	$		=+G14 *G15	=+H14 *H15	=+I14 *I15	=+J14 *J15	=+K14 *K15	=+L14 *L15	=+M14 *M15	=+N14 *N15	=+O14 *O15	=+P14 *P15	=+Q14 *Q15	=+R14 *R15
Aug 6-23	NT		*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
	$/NT		*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
	$		=+G17 *G18	=+H17 *H18	=+I17 *I18	=+J17 *J18	=+K17 *K18	=+L17 *L18	=+M17 *M18	=+N17 *N18	=+O17 *O18	=+P17 *P18	=+Q17 *Q18	=+R17 *R18
Aug 24-31	NT		*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
	$/NT		*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
	$		=+G20 *G21	=+H20 *H21	=+I20 *I21	=+J20 *J21	=+K20 *K21	=+L20 *L21	=+M20 *M21	=+N20 *N21	=+O20 *O21	=+P20 *P21	=+Q20 *Q21	=+R20 *R21
BLANK	NT		*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
	$/NT		*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
	$		=+G23 *G24	=+H23 *H24	=+I23 *I24	=+J23 *J24	=+K23 *K24	=+L23 *L24	=+M23 *M24	=+N23 *N24	=+O23 *O24	=+P23 *P24	=+Q23 *Q24	=+R23 *R24
BLANK	NT		*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
	$/NT		*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
	$		=+G26 *G27	=+H26 *H27	=+I26 *I27	=+J26 *J27	=+K26 *K27	=+L26 *L27	=+M26 *M27	=+N26 *N27	=+O26 *O27	=+P26 *P27	=+Q26 *Q27	=+R26 *R27
BLANK	NT		*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
	$/NT		*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
	$		=+G29 *G30	=+H29 *H30	=+I29 *I30	=+J29 *J30	=+K29 *K30	=+L29 *L30	=+M29 *M30	=+N29 *N30	=+O29 *O30	=+P29 *P30	=+Q29 *Q30	=+R29 *R30
BLANK	NT		*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
	$/NT		*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
	$		=+G32 *G33	=+H32 *H33	=+I32 *I33	=+J32 *J33	=+K32 *K33	=+L32 *L33	=+M32 *M33	=+N32 *N33	=+O32 *O33	=+P32 *P33	=+Q32 *Q33	=+R32 *R33
BLANK	NT		*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
	$/NT		*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
	$		=+G35 *G36	=+H35 *H36	=+I35 *I36	=+J35 *J36	=+K35 *K36	=+L35 *L36	=+M35 *M36	=+N35 *N36	=+O35 *O36	=+P35 *P36	=+Q35 *Q36	=+R35 *R36
BLANK	NT		*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
	$/NT		*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
	$		=+G38 *G39	=+H38 *H39	=+I38 *I39	=+J38 *J39	=+K38 *K39	=+L38 *L39	=+M38 *M39	=+N38 *N39	=+O38 *O39	=+P38 *P39	=+Q38 *Q39	=+R38 *R39
BLANK	NT		*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
	$/NT		*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
	$		=+G41 *G42	=+H41 *H42	=+I41 *I42	=+J41 *J42	=+K41 *K42	=+L41 *L42	=+M41 *M42	=+N41 *N42	=+O41 *O42	=+P41 *P42	=+Q41 *Q42	=+R41 *R42

SCHEDULE 3.6(h)

Schedule 4.2(f)

Provisional Guaranteed Coke Quality Standards

Coke Quality Parameter	Mean	Weekly Threshold for Quality	Coke Price Adjustment Actual Penalty is per the applicable Formula; Coke Price Adjustment in the following examples assumes a Coke Price of $200)	Daily Reject Standards
Moisture(%)	*****%	*****	*****	*****%
Sulfur (%)(dty basis)	*****	*****	*****$*****%	*****
Ash (%) (dry basis)	*****	*****	*****$*****%	*****
V.M.(%)(dry basis)	*****	*****	*****$*****%	*****
Stability	*****	*****	*****	*****
CSR	*****	*****	*****	*****
Phosphorous	*****	*****	*****	*****
Size	*****	*****%*****	*****$*****%	*****%*****

*	To be determined based on the composition of the selected Coal Blend. Provided, except for CSR and Size, the percentage difference in respect of the weekly threshold and daily reject standards relative to the mean of the applicable quality parameter set forth in this Schedule 4.2(f) is the same percentage difference in respect of the weekly threshold and daily reject standards relative to the mean of the applicable quality parameter set forth in Schedule 5.1.b.

The manner of determining the moisture penalty and credit hereunder shall be the same manner set forth in Schedule 5.1(b).

The manner of determining the price adjustments in respect of ash, sulfur, V.M. and size hereunder shall be the same manner set forth in Schedule 5.1(b).

SCHEDULE 4.2(f)

Schedule 5.1(b)

Guaranteed Coke Quality Standards

Coke Quality Parameter	Mean	Weekly Threshold for Quality	Coke Price Adjustment Actual Penalty is per the applicable Formula; Coke Price Adjustment in the following examples assumes a Coke Price of $200)	Daily Reject Standards
Moisture(%)	*****%	*****	*****	*****%
Sulfur (%)(dry basis)	*****%	*****%	*****$*****%	*****%
Ash (%) (dry basis)	*****%	*****%	*****$*****%	*****%
V.M.(%)(dry basis)	*****%	*****%	*****$*****%	*****%
Stability	*****	*****	*****$*****	*****
CSR	*****	*****	*****	*****
Phosphorous	*****	*****%	*****	*****%
Size	*****	*****%*****%	*****$*****%	*****%*****

Moisture Penalty and Credit — For each percent (*****%) variation in respect of Coke that contains more than ***** percent *****%) moisture, the Contract Price will be decreased by $*****. For each percent (*****%) variation in respect of Coke that contains less than ***** percent (*****%) moisture, the Contract Price will be increased by $*****. For Coke that contains between ***** percent (*****%) and ***** percent (*****%) moisture, there shall be no adjustment to the Contract Price.

Note: Moisture variances will be calculated to one one-hundredths of one percent (00.00%)

Formulas for Determining Stability, Ash, Sulfur V.M. and Size Price Adjustment

The following adjustments were based on McMasters Rules of Thumb and an assumed coke rate of 900 # / NTHM. The examples are based on a Coke Price of $*****. The actual penalties will be based on the actual Coke Price.

Stability

-1 Stability = +*****

Coke Price reduction = *****

Example - Stability shortfall of *****

Coke Price reduction = *****

Coke Price reduction = (16/916) * $200

Coke Price reduction = $*****

Note: Stability shortfalls will be calculated to one one-tenth of one point (0.0 pts.)

SCHEDULE 5.1(b)

Ash

*****Example - *****

Coke Price reduction = *****

Coke Price reduction = *****

Coke Price reduction = *****

Coke Price reduction = $*****

Note: Ash increases will be calculated to one one-hundredths of one percent (0.00%)

Sulfur

*****

Coke Price reduction = *****

Example - *****% (*****%*****%)

Coke Price reduction = *****

Coke Price reduction = *****

Coke Price reduction = *****

Coke Price reduction = $***** Note: Sulfur increases will be calculated to one one-hundredths of one percent (0.00%)

Size

For every *****, the Coke Price reduction will be:

*****

Note: Size shortfalls will be calculated to one one-tenth of one percent (0.0%).

V.M.

For every ***** the Coke Price reduction will be:

*****

Note: V.M. shortfalls will be calculated to one one-hundredth of one percent (0.00%).

SCHEDULE 5.1(b)

Schedule 5.2

Conforming Feed Water Quality Specifications

CONFORMING FEED WATER SPECIFICATIONS

Parameter	Units	Value
Temperature	Deg F	*****
pH		*****
Cation Conductivity	μmhos/cm	*****

Notes:

Nominal Steam pressure is ***** psig at the turbine inlet.

Nominal Feed Water pressure is ***** psig, subject to a maximum pressure of ***** psig.

The Parties acknowledge that control parameters for Feed Water and Steam which are not explicitly indicated in this document are expected to conform to standard industry guidelines and recommendations set forth by American Boiler Manufacturers Association (ABMA) and American Society of Mechanical Engineers (ASME) and will be set forth in a protocol developed pursuant to Section 5.5 of the Agreement.

SCHEDULE 5.2

Schedule 5.3

Conforming Steam Quality Specifications

CONFORMING FEED WATER SPECIFICATIONS

Parameter	Units	Value
Temperature	Deg F	*****
Sodium	ppm	*****
Silica	ppm	*****

Notes:

Nominal Steam pressure is ***** psig at the turbine inlet.

Nominal Feed Water pressure is ***** psig, subject to a maximum of ***** psig.

The Parties acknowledge that control parameters for Feed Water and Steam which are not explicitly indicated in this document are expected to conform to standard industry guidelines and recommendations set forth by American Boiler Manufacturers Association (ABMA) and American Society of Mechanical Engineers (ASME) and will be set forth in a protocol developed pursuant to Section 5.5 of the Agreement.

SCHEDULE 5.3

Schedule 6.2

Targeted Coke Production

Coal Blend Volatile Matter	*****	*****	*****	*****	*****	*****	*****	*****	*****
Coke produced TPY	*****	*****	*****	*****	*****	*****	*****	*****	*****

SCHEDULE 6.2

Schedule 6.13

Estimates of Provider Natural Gas Consumption

NATURAL GAS USAGE –

PROJECTION BASED ON HAVERHILL USAGE

Day	Press	Temp	Period Usage (MCF)	Heat Fctr (BTU)	Daily Usage (DTH) ***** Ovens	Daily Usage (DTH) ***** Ovens		Daily Usage (BTU) ***** Oven Heatup		Daily Usage (BTU/HR) ***** Oven Heatup	Daily Usage (BTU) ***** Oven Heatup		Daily Usage (BTU/HR) ***** Oven Heatup	Daily Usage (BTU/HR/OVEN) Heatup
1	*****	*****	*****	*****	*****	*****			*****	*****		*****	*****	*****
2	*****	*****	*****	*****	*****	*****			*****	*****		*****	*****	*****
3	*****	*****	*****	*****	*****	*****			*****	*****		*****	*****	*****
4	*****	*****	*****	*****	*****	*****			*****	*****		*****	*****	*****
5	*****	*****	*****	*****	*****	*****			*****	*****		*****	*****	*****
6	*****	*****	*****	*****	*****	*****			*****	*****		*****	*****	*****
7	*****	*****	*****	*****	*****	*****			*****	*****		*****	*****	*****
8	*****	*****	*****	*****	*****	*****			*****	*****		*****	*****	*****
9	*****	*****	*****	*****	*****	*****			*****	*****		*****	*****	*****
10	*****	*****	*****	*****	*****	*****			*****	*****		*****	*****	*****
11	*****	*****	*****	*****	*****	*****			*****	*****		*****	*****	*****
12	*****	*****	*****	*****	*****	*****			*****	*****		*****	*****	*****
13	*****	*****	*****	*****	*****	*****			*****	*****		*****	*****	*****
14	*****	*****	*****	*****	*****	*****			*****	*****		*****	*****	*****
15	*****	*****	*****	*****	*****	*****			*****	*****		*****	*****	*****
16	*****	*****	*****	*****	*****	*****			*****	*****		*****	*****	*****
									*****			*****
					*****	*****		$	*****		$	*****
								$	*****	*****Oven Battery	$	*****	*****Oven Battery
					Total OM	*****	***** Ovens			Protected Cost	$	*****	***** Ovens

SCHEDULE 6.13

Schedule 8.3

Government Mandated Additional Capital Expenditures (Example)

Commencement of first Contract Year:		01/01/08

End of Term:		12/31/23

Completion Date for Government Mandated Additional Capital Expenditures:		4/30/17

Number of partial or complete Contract Years Remaining the Term:		6.00

Amortization Period (*****):		*****

Interest Rate (pre-tax):		*****	%

Cost of Applicable Government Mandated Additional Capital Expenditure:	$	*****

Monthly Amortized Cost:	$	*****

*****% of such Monthly Amortized Cost (payable by Off-Taker)	$	*****

Unamortized Balance at End of Initial Term (not payable by Off-Taker):	$	*****

SCHEDULE 8.3

EXHIBIT A

Tax Credit Agreement

DEPARTMENT OF TREASURY INTERNAL REVENUE SERVICE

CLOSING AGREEMENT

Under § 7121 of the Internal Revenue Code, Sunoco, Inc., 1735 Market Street, Suite LL, Philadelphia, PA 19103-7583 (TIN: 23-1743282), on behalf of itself and as agent for Gateway Energy & Coke Company LLC, 1111 Northshore Drive, Suite N600, Knoxville, TN 37919-4073 (TIN: 20-4816254, a Member of Sunoco, Inc.’s affiliated group, and the Commissioner of internal Revenue (“Commissioner”) make the knowing closing agreement:

WHEREAS:

1. Gateway Energy & Coke Company LLC (“Gateway’) is a wholly-owned subsidiary of Sun Coal & Coke Company and Sun Coal & Coke Company is a wholly-owned subsidiary of Sunoco, Inc. (Sunoco”);

2. On or before October 2, 2006, Gateway submitted to the Internal Revenue Service (“IRS”), an application for certification under the qualifying gasification project program described In Notice 2006-25 (“Application for § 48B Certification”);

3. Gateways Application for § 48B Certification is for the qualifying gasification project (the ‘Project”) described below

(1) The Project will be located in Granite City, Madison County, Illinois;

(2) The Project will have a design capacity to, supply at least 1.57 mscf (million standard cubic feet) per hour of synthesis as that Is composed primarily of carbon monoxide and hydrogen for direct use or subsequent chemical or physical conversion;

(3) The fuels identified in § 48B(c)(2) will at all times cumulatively comprise at least 90 percent (as measured in Btu on an. energy input basis) of the total fuels (fuels identified in § 48B(c)(2) and any other fuel input) required by the Project for normal plant operations (operations other than initial plant certification, plant startup periods, plant shutdown periods, periods of gasification system maintenance during which the interconnected gasifier(s) is shutdown, or interruptions of the supply of fuels identified In § 48B(c)(2) to the Project resulting from an event of farce majeure (including an Act of God, war, strike, or other similar event beyond the control of Gateway)) for the production of chemical feedstocks, liquid transportation fuels, or co-production of electricity; and

(4) The Project is entitled to priority under Notice 2006-25 both for carbon capture capability (as defined in § 48B(c)(5)) or use of renewable fuels and because the project team has experience that demonstrates successful and reliable operations of the gasification technology on domestic fuels identified in § 48B(c)(2); and

EXHIBIT A

4. On November 20, 2006, the IRS accepted Gateways Application for § 48B Certification for the Project and allocated a qualifying gasification project credit under § 48B in the amount of $***** to the Project.

NOW IT IS HEREBY DETERMINED AND AGREED FOR FEDERAL INCOME TAX PURPOSES THAT:

1. The total amount of the qualifying gasification project credit to be claimed for the Project under § 48B(a) must not exceed $*****.

2. If the Project is not placed in service by Gateway Within 7 years of November 29, 2006, the qualifying gasification project credit in the amount of $***** allocated to the Project is, fully forfeited.

3. If the Project does not have a design capacity to supply synthesis gas in the amount of at least 1.57 mscf per hour on the date the Project is placed in service, the qualifying gasification project credit in the amount of $***** allocated to the Project Is reduced proportionately.

4. (1) If the Project fails to use gasification technology as defined in § 48B(c)(2) or is not carried out by art eligible entity as defined in § 48B(c)(7), the qualifying gasification project credit in the amount of $***** allocated to the Project is fully forfeited.

(2) if, at any time, the fuels identified in § 48B(c)(2) with respect to the gasification technology for the Project do not cumulatively comprise at least 90 percent (as measured in eta on an energy input basis) of the total fuels (fuels identified in § 48B(c)(2) and any other fuel input) required by the Project for normal plant operations (operations other-than: initial plant certification, plant startup periods, plant shutdown periods, periods of gasification system maintenance during which the interconnected gasifier(s) is shutdown, or interruptions of the supply of fuels identified In § 48B(c)(2) to the Project resulting from an event of force Majeure (including an Act of God, war, strike, or other similar event beyond the control of Gateway)) for the production of chemical feedstocks, liquid transportation fuels, or co-production of electricity, the Project cease to be investment credit property and the recapture rules of § 50(a) apply.

(3) if the Project fails to provide for either carbon capture capability (as defined in § 48B(c)(5)) or use of renewable fuels on-the date the Project is placed in service, the qualifying gasification project credit in the amount of $***** allocated to the Project is fully forfeited.

5. Sunoco and Gateway (collectively, the ‘Taxpayers’) will not claim the qualifying advanced coal project credit under §48A for any qualified investment for which the qualifying gasification project credit is allowed under § 48B,

6. If Taxpayers elect to claim the qualifying gasification project credit on the qualified progress expenditures paid or incurred by Gateway during the taxable year(s) during which the Project is under construction and if the Project ceases to be a qualifying gasification project (before, at the time, or after the Project is placed in service), rules similar to the recapture rules in § 50(a)(2)(A) through (D) apply,

EXHIBIT A

7. This agreement applies only to Taxpayers. Any successor in interest must execute a new closing agreement with the IRS. If the interest is acquired at or before the time the Project is placed In service and the successor in interest fails to execute a new closing agreement, the qualifying gasification project credit in the amount of $***** allocated to the Project is fully forfeited, If the interest is acquired after the time the Project is placed In service and the successor in interest fails to execute a new closing agreement, the Project ceases to be Investment credit property and the recapture rules of § 50(a) apply,

THIS AGREEMENT IS FINAL AND CONCLUSIVE EXCEPT:

1. The matter it relates to may be reopened in the event of fraud, malfeasance, or misrepresentation of a material fact;

2. it is subject to the Internal Revenue Code sections that expressly provide that effect be given to their provisions (including any stated exception for § 7122) notwithstanding any rule of law; and

3. If it relates to a tax period ending after the date of this Closing Agreement, it is subject to any law enacted after such date, which applies to the tax period.

By signing, the parties certify that they have read and agreed to the terms of this Closing Agreement.

Taxpayer: Sunoco, Inc. (TIN: 23-1743282)

By:			Date Signed:
Michael H.R. Dingus
Title:		Senior Vice President Sunoco, Inc.

Commissioner of Internal Revenue

By:	By:		Date Signed:
William P. O’Shea
Title:	Associate Chief Counsel, Passthroughs and Special Industries, CC:PSI

EXHIBIT A